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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number                811-08697
                                  ----------------------------------------------


                        AIM Special Opportunities Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:       (713) 626-1919
                                                   -----------------------------

Date of fiscal year end:      10/31
                        ----------------

Date of reporting period:   10/31/06
                         ---------------

Item 1. Reports to Stockholders.

                                                        AIM Opportunities I Fund
                                Annual Report to Shareholders - October 31, 2006

DOMESTIC EQUITY

Small Cap Blend

Table of Contents

Supplemental Information.................................................      2
Letters to Shareholders..................................................      3
Performance Summary......................................................      5
Management Discussion....................................................      5
Fund Expenses............................................................      7
Long-term Fund Performance...............................................      8
Approval of Advisory Agreement...........................................     10
Schedule of Investments..................................................    F-1
Financial Statements.....................................................    F-7
Notes to Financial Statements............................................   F-10
Financial Highlights.....................................................   F-17
Auditor's Report.........................................................   F-21
Tax Disclosures..........................................................   F-22
Trustees and Officers....................................................   F-23

                               [COVER GLOBE IMAGE]

[AIM INVESTMENT SOLUTIONS]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

[DOMESTIC   [INTERNATIONAL/      [SECTOR
 EQUITY]     GLOBAL EQUITY]     EQUITY]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

 [FIXED       [ALLOCATION     [DIVERSIFIED
 INCOME]       SOLUTIONS]      PORTFOLIOS]

[AIM INVESTMENTS LOGO]
--REGISTERED TRADEMARK--

AIM Opportunities I Fund

AIM OPPORTUNITIES I FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of October 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

Principal risks of investing in the Fund

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Investing in a fund that invests in smaller companies involved risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The Fund is non-diversified, which increases the risk that the value of the Fund's shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if the fund invested more broadly.

- The Fund may use enhanced investment techniques such as short sales. Short sales carry the risk of buying a security back at a higher price at which the Fund's exposure is unlimited.

- The Fund's long/short investment techniques, along with other alternative investment strategies (e.g., options), present higher risks. The Fund may not be appropriate for all investors.

- Because the Fund uses short sales and leveraging, expenses are expected to be higher than for traditional mutual funds.

About indexes used in this report

- The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The unmanaged Russell 2000 --REGISTERED TRADEMARK-- Index represents the performance of the stocks of small-capitalization companies.

- The unmanaged Lipper Small-Cap Core Funds Index represents an average of the performance of the 30 largest small-capitalization core equity funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The unmanaged Lipper Small-Cap Value Funds Index represents an average of the performance of the 30 largest small-capitalization value funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- In conjunction with the Fund's change in investment style from value to core, the Fund has elected to use the Lipper Small-Cap Core Funds Index to represent its peer group rather than the Lipper Small-Cap Value Funds Index.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

- The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-08697 and 333-47949.

Continued on page 9

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FUND NASDAQ SYMBOLS

Class A Shares   ASCOX
Class B Shares   SCPBX
Class C Shares   SCOCX

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM Opportunities I Fund

[TAYLOR PHOTO]
Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

We're pleased to provide you with this report, which includes a discussion of how your Fund was managed during the review period ended October 31, 2006, and what factors affected its performance.

     As we approach the end of 2006, it seems likely that many investors may see the value of their investments increase this year. Global equity markets, collectively, recorded double-digit gains for the year ended October 31, 2006, as did the U.S. stock market. Also, the investment grade bond market in the United States rose for the same period.

     While stock and bond markets generally enjoyed positive year-to-date returns, their performance was affected by short-term economic and geopolitical events. For example, the U.S. stock market was weak in the second quarter of 2006 when it appeared that inflation might be rising. Only after the U.S. Federal Reserve Board decided in August that inflation was contained and that short-term interest rates need not be increased--the first time it kept rates unchanged in more than two years--did equities truly surge.

     Short-term market fluctuations are a fact of life for all investors. At AIM Investments --REGISTERED TRADEMARK--, we believe that investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that's right for you regardless of market conditions. AIM Investments offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios--with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

     We've changed the look of our annual reports to reflect that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color--green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund's asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

     AIM has a variety of investment solutions, and knowing which ones are right for your portfolio is complex. That's why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to help ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that's based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

Our commitment to you

In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we're pleased you've placed your trust in us.

     Information about investing, the markets and your Fund is always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.

Sincerely,


/S/ PHILIP TAYLOR
------------------------------------
Philip Taylor
President - AIM Funds CEO,
AIM Investments

December 14, 2006

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM Opportunities I Fund

[CROCKETT PHOTO]
Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

At our meeting at the end of June, your Board completed its comprehensive review* of each fund's advisory agreement with A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

     Looking ahead, your Board finds many reasons to be positive about AIM's management and strategic direction. Most importantly, AIM's investment management discipline has paid off in terms of improved overall performance. We are also pleased with AIM's efforts to seek more cost-effective ways of delivering superior service.

     In addition, AIM is realizing the benefits of belonging to a leading independent global investment management organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP managed approximately $450 billion globally as of October 31, 2006, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they may serve you through our goal of enhancing performance and reducing costs.

     The seven new AIM funds--which include Asian funds, structured U.S. equity funds and specialized bond funds--are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM's Web site.

     Your Board is very pleased with the overall direction and progress of the AIM Funds. We're working closely and effectively with AIM's management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

Sincerely,


/S/ BRUCE L. CROCKETT
------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

December 14, 2006

* To learn more about all the factors we considered before approving each fund's advisory agreement, go to the "Products & Performance" tab at the AIM Web site (AIMinvestments.com) and click on "Investment Advisory Agreement Renewals." The approval of advisory agreement information for your Fund is also included in this annual report on pages 10-11.

AIM Opportunities I Fund

Management's discussion of Fund performance

PERFORMANCE SUMMARY

For the fiscal year ended October 31, 2006, AIM Opportunities I Fund produced positive returns for shareholders. Excluding applicable sales charges, the Fund underperformed its broad market index, the S&P 500 Index, as well as its style-specific and advisory fee benchmark, the Russell 2000 Index. Overall, small-cap stocks outperformed both mid-cap and large-cap stocks. The positive returns for the Fund were driven by positions within financials, industrials and materials. However, even though the Fund had positive results within financials, it underperformed the index in this sector as well as within utilities.

     Your Fund's long-term performance appears on pages 8 and 9.

FUND VS. INDEXES

Total returns, 10/31/05-10/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                                  9.91%
Class B Shares                                                  9.01
Class C Shares                                                  9.08
S&P 500 Index (Broad Market Index)                             16.33
Russell 2000 Index (Style-Specific Index)                      19.98
Lipper Small-Cap Core Funds Index (Peer Group Index)           15.69
Lipper Small-Cap Value Funds Index (Former Peer Group Index)   17.83

SOURCE: LIPPER INC.

How we invest

We have developed a quantitative investment process based on tenets of mathematics, statistics and behavioral finance focusing on U.S. domestic small-cap stocks. It has two main components:

1.   Stock Selection:

- We believe certain qualities, such as growth and stability of earnings, profitability and financial strength, identify companies as probable strong performers.

- We measure each candidate for the portfolio against these qualities to identify companies we believe may increase in value in the next six to 12 months (long positions) or decrease in value over that period (short positions). Short selling is used to capitalize on an expected decline in a security's price.

- Long positions exhibit the best earnings growth potential and least potential for earnings disappointments in our opinion; short positions generally exhibit the opposite traits.

2.   Risk Management:

- Our risk model looks at how these companies perform in response to changes in economic factors such as inflation, industrial production, the price of oil, and so on. Such changes will have positive impact on some companies and negative impact on others.

- Given the push/pull of these risk factors, we try to manage the Fund's overall risk by pairing stocks that benefit from an improvement in a certain factor with those that benefit from worsening in that same factor. Our goal is for the Fund to benefit whichever way the market moves.

     We consider selling or reducing our position in a particular security when:

-    The stock no longer exhibits characteristics that drive performance.

- Holding the security adds too much additional risk to the overall portfolio.

Market conditions and your Fund

In the past year we have begun to see a moderation of economic growth as the U.S. Federal Reserve Board (the Fed) raised the federal funds target rate 17 times since June 2004, increasing it to 5.25% before pausing in August 2006. Although the current level of interest rates is low by historical standards, a five-fold increase over a two-year period has slowed the economy. Gross domestic product, a measure of economic growth, slowed to an annualized growth rate of 2.2% in the third quarter of 2006. Also, inflation

                                                                     (continued)

PORTFOLIO COMPOSITION

By sector; long and short holdings, based on total investments

                                   [PIE CHART]

Energy                        5.1%
Consumer Staples              2.7%
Telecommunication Services    2.3%
Utilities                     1.7%
Money Market Funds            4.8%
Financials                   21.9%
Industrials                  17.0%
Consumer Discretionary       16.8%
Information Technology       10.3%
Health Care                   9.8%
Materials                     7.6%

TOP 10 LONG POSITIONS*

1. First Niagara Financial Group, Inc.   2.6%
2. Safety Insurance Group, Inc.          2.4
3. FirstFed Financial Corp.              2.4
4. Energen Corp.                         1.8
5. Harleysville Group Inc.               1.7
6. FactSet Research Systems Inc.         1.6
7. Overseas Shipholding Group, Inc.      1.5
8. Commercial Metals Co.                 1.5
9. McGraw-Hill Cos., Inc.                1.4
10. NGP Capital Resources Co.            1.4

TOP FIVE SHORT POSITIONS

1. NiSource Inc.         1.4%
2. Unisys Corp.          1.3
3. Patterson Cos. Inc.   1.2
4. Fluor Corp.           1.2
5. SLM Corp.             1.1

Total Number of Long Holdings*       219
Total Number of Short Holdings        39
Total Net Assets                 $177.73 million

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.

AIM Opportunities I Fund

as measured by the consumer price index increased at an annualized rate in September 2006 of 3.4%, which is comparable with the inflation rate for 2005. Despite a moderating economic environment, the labor force has generally remained intact with unemployment at 4.4% at the close of the fiscal year.

     Positive performance for the Fund was largely driven by exposure to the materials sector, which was the best performing sector in the Russell 2000 Index, as well as strong performance by select positions within financials and industrials. Unfortunately, this performance was not significant enough to enable the Fund to outperform the overall Russell 2000 Index which had better performance within the financials and utilities sectors.

     A top contributor to Fund performance over the fiscal year was Moody's, a major credit rating agency in the financials sector. The company struggled earlier in the year as it failed to meet Wall Street analysts' expectations, and we used this opportunity to add to our position based on favorable valuations. The stock has enjoyed a strong recovery in recent months as the market has recognized the company's favorable fundamentals. Moody's also benefited from a strong competitive positioning.

     Within the materials sector, Commercial Metals was a strong performer and contributed to the overall positive performance of the Fund. The metal mining company has enjoyed higher revenues and substantially higher profit margins that led to a record earnings announcement during the fiscal year. The company's strength has stemmed from very strong demand in nonresidential construction.

     A short position that detracted from performance was Keyspan, a regulated natural gas utility company that operates in the northeastern United States. Our analysis indicated that the stock was overvalued, based on the company's declining earning estimates during the first quarter of 2006. National Grid (not a Fund holding), a British based utility operator, announced a bid to purchase the company at a premium to the price at which Keyspan's stock was trading. This news caused the price of Keyspan to jump, negatively affecting our short position which we have since eliminated from the Fund.

     Within the financials sector, one of the stocks that detracted from results versus the benchmark was Corus Bankshares. This regional bank was under pressure during the period as the effect of higher interest rates led to pressure on its operating margins and slower loan issuances.

     During the fiscal year, all sectors within the style-specific benchmark experienced positive performance. The fiscal year resembled a "rising tide lifts all boats" environment in which many of the stocks in the index experienced strong returns regardless of fundamentals. When selecting stocks to short, our analysis identifies factors that historically have been associated with declines in stock prices. While those factors present in our short positions did not uniformly result in price declines, it is our belief that over time, fundamentals drive stock prices, and by adhering to our process, the Fund may potentially benefit. As a whole, the short positions accounted for approximately 25% of the Fund and were net detractors for the fiscal year.

     The investment management team uses leverage in the Fund which allows it to borrow capital and invest in additional opportunities that would otherwise not be possible if the Fund were to rely solely on net assets under management. The additional long exposure represented approximately 25% of the Fund and when this is considered in relation to the approximately 25% of the Fund with short positions, the effect on the overall portfolio is a net 100% long exposure to the market. The use of leverage enhanced portfolio returns during the period.

     At the end of the fiscal year, the impact of market trends and our allocation decisions resulted in the portfolio being primarily underweight in the information technology sector and moderately overweight in the industrials and materials sectors. The Fund continued to be positioned in line with its investment discipline.

In closing

     Our investment discipline is focused on seeking consistent and strong risk-adjusted returns for shareholders by adhering to our disciplined quantitative investment process for a period of years, not months. We believe that the Fund should be viewed as a long-term investment. We thank you for your continued investment in AIM Opportunities I Fund.

     The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

     See important Fund and index disclosures on the inside front cover.

Derek S. Izuel
[IZUEL PHOTO]

Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Opportunities I Fund. Mr. Izuel began his investment career in 1997. He earned a B.A. in computer science from the University of California and an M.B.A. from the University of Michigan.

Duy Nguyen
[NGUYEN PHOTO]

Chartered Financial Analyst, portfolio manager, is a manager of AIM Opportunities I Fund. Mr. Nguyen joined AIM in 2000. He earned a B.B.A. from The University of Texas and an M.S. in finance from the University of Houston.

Assisted by the Global Quantitative Strategies Team

FOR A PRESENTATION OF YOUR LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8 AND 9.

AIM Opportunities I Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006, through October 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the costs would have been higher. period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                              HYPOTHETICAL
                                                           (5% ANNUAL RETURN
                                   ACTUAL                   BEFORE EXPENSES)
                        ---------------------------   ---------------------------
          BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS      (5/1/06)     (10/31/06)(1)    PERIOD(2)      (10/31/06)     PERIOD(2)       RATIO
-----   -------------   -------------   -----------   -------------   -----------   ----------
A         $1,000.00        $987.70         $12.83       $1,012.30       $12.98         2.56%
B          1,000.00         983.30          16.55        1,008.52        16.76         3.31
C          1,000.00         983.30          16.55        1,008.52        16.76         3.31

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

AIM Opportunities I Fund

Your Fund's long-term performance

RESULTS OF A $10,000 INVESTMENT

Fund data from 6/29/98, index data from 6/30/98

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

     In conjunction with the Fund's change in investment style from value to core, the Fund has elected to use the Lipper Small-Cap Core Funds Index to represent its peer group rather than the Lipper Small-Cap Value Funds Index.

                                [MOUNTAIN CHART]

            AIM OPPORTUNITIES     S&P 500   RUSSELL 2000   LIPPER SMALL-CAP    LIPPER SMALL-CAP
DATE      I FUND-CLASS A SHARES    INDEX       INDEX       CORE FUNDS INDEX   VALUE FUNDS INDEX
----      ---------------------   -------   ------------   ----------------   -----------------
6/29/98           $ 9450
   6/98             9412           $10000      $10000           $10000              $10000
   7/98             9223             9894        9190             9279                9332
   8/98             7475             8465        7406             7485                7759
   9/98             8534             9008        7985             7800                8040
  10/98             8780             9739        8311             8120                8333
  11/98             9801            10329        8747             8573                8703
  12/98            11103            10924        9288             9112                8954
   1/99            11509            11381        9411             9043                8715
   2/99            10451            11027        8649             8305                8110
   3/99            11141            11468        8784             8342                8011
   4/99            12087            11912        9571             8906                8748
   5/99            12305            11631        9711             9090                9060
   6/99            13374            12275       10150             9615                9476
   7/99            14055            11893        9872             9563                9372
   8/99            14037            11834        9506             9212                8986
   9/99            14821            11510        9508             9205                8757
  10/99            15965            12238        9547             9285                8519
  11/99            18094            12487       10117             9884                8734
  12/99            20451            13222       11262            10950                9123
   1/00            20897            12557       11081            10739                8776
   2/00            28203            12320       12911            12254                9031
   3/00            26965            13524       12060            12079                9452
   4/00            24600            13118       11334            11408                9392
   5/00            23490            12849       10674            10923                9312
   6/00            27300            13165       11604            11886                9576
   7/00            25529            12960       11231            11517                9663
   8/00            27905            13764       12088            12543               10262
   9/00            27788            13038       11732            12220               10234
  10/00            25857            12982       11209            11853               10140
  11/00            22966            11960       10058            10672                9738
  12/00            25159            12018       10922            11709               10592
   1/01            25632            12444       11490            12126               11090
   2/01            23202            11310       10736            11355               10962
   3/01            21481            10594       10211            10819               10855
   4/01            22899            11417       11010            11681               11409
   5/01            22798            11493       11281            12106               11970
   6/01            23169            11214       11670            12481               12235
   7/01            22681            11103       11039            12191               12071
   8/01            22039            10409       10682            11850               11944
   9/01            19694             9569        9244            10298               10472
  10/01            21078             9751        9785            10909               10943
  11/01            21736            10499       10543            11720               11660
  12/01            22816            10591       11193            12543               12415
   1/02            22378            10436       11077            12395               12439
   2/02            20724            10235       10773            12064               12494
   3/02            22447            10620       11639            12991               13406
   4/02            22346             9977       11745            13054               13681
   5/02            21908             9903       11224            12568               13381
   6/02            20017             9198       10667            11864               12859
   7/02            17199             8481        9056            10251               11341
   8/02            17367             8537        9033            10306               11336
   9/02            16388             7610        8384             9576               10438
  10/02            17046             8279        8653             9917               10626
  11/02            18313             8766        9425            10648               11406
  12/02            17165             8251        8901            10131               11024
   1/03            16641             8035        8654             9835               10714
   2/03            16050             7915        8393             9528               10362
   3/03            16253             7991        8501             9608               10389
   4/03            17384             8649        9307            10408               11319
   5/03            18785             9104       10306            11323               12410
   6/03            19561             9221       10492            11583               12759
   7/03            20607             9383       11149            12177               13412
   8/03            21823             9566       11660            12705               14072
   9/03            21199             9465       11444            12429               13966
  10/03            22566            10000       12405            13406               15034
  11/03            23309            10088       12846            13889               15594
  12/03            23898            10617       13106            14275               16265
   1/04            25129            10811       13676            14727               16751
   2/04            25147            10962       13798            14983               17099
   3/04            24825            10796       13927            15146               17234
   4/04            23358            10627       13217            14625               16606
   5/04            23762            10772       13427            14753               16720
   6/04            24674            10982       13993            15382               17517
   7/04            22278            10618       13051            14572               16772
   8/04            21267            10661       12983            14444               16735
   9/04            22179            10777       13593            15163               17415
  10/04            22787            10941       13861            15411               17607
  11/04            23427            11384       15063            16628               19083
  12/04            24118            11771       15509            16897               19624
   1/05            23764            11484       14862            16407               19069
   2/05            24339            11726       15113            16790               19616
   3/05            24069            11518       14681            16367               19281
   4/05            23173            11300       13840            15484               18238
   5/05            23934            11659       14746            16313               19171
   6/05            24171            11676       15315            16869               19885
   7/05            24879            12110       16285            17872               21003
   8/05            24339            11999       15983            17707               20725
   9/05            24660            12096       16033            17876               20808
  10/05            24036            11895       15535            17327               20203
  11/05            25236            12344       16289            18119               21038
  12/05            25183            12348       16215            18174               21086
   1/06            26543            12675       17669            19558               22654
   2/06            25698            12710       17620            19429               22555
   3/06            26564            12868       18475            20285               23523
   4/06            26750            13041       18472            20437               23725
   5/06            25370            12666       17435            19451               22770
   6/06            26050            12683       17547            19319               22724
   7/06            25039            12761       16976            18663               22087
   8/06            24977            13064       17479            19032               22622
   9/06            25142            13400       17624            19121               22831
  10/06            26409            13837       18639            20046               23804

                                                             SOURCE: LIPPER INC.

AIM Opportunities I Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/06, including applicable sales charges

CLASS A SHARES
Inception (6/29/98)    12.35%
   5 Years              3.43
   1 Year               3.85

CLASS B SHARES
Inception (7/13/98)    12.30%
   5 Years              3.54
   1 Year               4.60

CLASS C SHARES
Inception (12/30/98)   11.23%
   5 Years              3.88
   1 Year               8.20

AVERAGE ANNUAL TOTAL RETURNS

As of 9/30/06, the most recent calendar quarter-end, including applicable sales charges

CLASS A SHARES
Inception (6/29/98)    11.81%
   5 Years              3.82
   1 Year              -3.66

CLASS B SHARES
Inception (7/13/98)    11.75%
   5 Years              3.92
   1 Year              -2.92

CLASS C SHARES
Inception (12/30/98)   10.66%
   5 Years              4.26
   1 Year               0.35

CUMULATIVE TOTAL RETURNS

6 months ended 10/31/06, excluding applicable sales charges

Class A Shares         -1.23%
Class B Shares         -1.67
Class C Shares         -1.67

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF TAXES A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR SALE OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE.

     THE PERFORMANCE OF THE SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

Continued from inside front cover

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM Opportunities I Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Special Opportunities Funds (the "Board") oversees the management of AIM Opportunities I Fund (the "Fund") and, as required by law, determines annually whether to approve the continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Small-Cap Value Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was (i) above the effective advisory fee rates (before waivers) for two mutual funds advised by AIM with investment strategies comparable to those of the Fund; (ii) above the effective advisory fee rate (before waivers) for one variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; and (iii) above the effective sub-advisory fee rate for one Canadian mutual fund sub-advised by an AIM affiliate with investment strategies comparable to those of the Fund. The Board also noted that the Fund's advisory fee is structured as a fulcrum fee, with a base component and a performance adjustment component. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board also noted that the Fund's advisory fee is structured as a fulcrum fee, with a base component and a performance adjustment component. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded

                                                                     (continued)

AIM Opportunities I Fund

that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that there were no fee waivers or expense limitations currently in effect for the Fund. The Board concluded that no such waivers or limitations were necessary at this time because the Fund's overall expense ratio was below the median expense ratio of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

AIM Opportunities I Fund

SCHEDULE OF INVESTMENTS

October 31, 2006

                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY
  INTERESTS-119.95%

AEROSPACE & DEFENSE-2.59%

General Dynamics Corp.(a)                         31,534   $  2,242,067
-----------------------------------------------------------------------
Lockheed Martin Corp.                             21,986      1,911,243
-----------------------------------------------------------------------
Orbital Sciences Corp.(b)                         24,810        450,550
=======================================================================
                                                              4,603,860
=======================================================================

AIRLINES-1.21%

AMR Corp.(b)                                       9,990        283,116
-----------------------------------------------------------------------
Continental Airlines, Inc.-Class B(b)             28,669      1,057,313
-----------------------------------------------------------------------
US Airways Group, Inc.(b)                         16,335        814,463
=======================================================================
                                                              2,154,892
=======================================================================

APPAREL RETAIL-4.85%

American Eagle Outfitters, Inc.                   22,697      1,039,522
-----------------------------------------------------------------------
AnnTaylor Stores Corp.(a)(b)                      26,740      1,177,095
-----------------------------------------------------------------------
Casual Male Retail Group Inc.(b)                  14,875        220,299
-----------------------------------------------------------------------
Cato Corp. (The)-Class A                          57,929      1,325,995
-----------------------------------------------------------------------
Charlotte Russe Holding Inc.(b)                   43,000      1,188,950
-----------------------------------------------------------------------
Christopher & Banks Corp.                         36,253        978,468
-----------------------------------------------------------------------
Guess?, Inc.(b)                                    3,688        210,032
-----------------------------------------------------------------------
Gymboree Corp. (The)(a)(b)                        45,168      2,098,505
-----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)                        9,696        386,386
=======================================================================
                                                              8,625,252
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.07%

Kellwood Co.                                      38,296      1,171,858
-----------------------------------------------------------------------
Phillips-Van Heusen Corp.                         15,953        730,009
=======================================================================
                                                              1,901,867
=======================================================================

APPLICATION SOFTWARE-3.27%

American Software, Inc.-Class A                   47,605        342,756
-----------------------------------------------------------------------
Ansoft Corp.(b)                                   24,797        661,088
-----------------------------------------------------------------------
Blackbaud, Inc.                                   42,125      1,053,125
-----------------------------------------------------------------------
FactSet Research Systems Inc.(a)                  54,693      2,783,874
-----------------------------------------------------------------------
Intervoice, Inc.(b)                               67,200        413,280
-----------------------------------------------------------------------
Mentor Graphics Corp.(b)                          18,517        312,382
-----------------------------------------------------------------------
Sonic Solutions(b)                                15,368        248,039
=======================================================================
                                                              5,814,544
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.90%

Patriot Capital Funding Inc.                      95,728      1,337,320
-----------------------------------------------------------------------
SEI Investments Co.                                  203         11,425
-----------------------------------------------------------------------
U.S. Global Investors, Inc.-Class A(b)             7,759        246,116
=======================================================================
                                                              1,594,861
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.16%

Tenneco Inc.(b)                                   12,566   $    285,248
=======================================================================

AUTOMOBILE MANUFACTURERS-0.83%

General Motors Corp.                              42,235      1,474,846
=======================================================================

AUTOMOTIVE RETAIL-0.29%

Midas, Inc.(b)                                    11,025        227,446
-----------------------------------------------------------------------
Sonic Automotive, Inc.                            11,082        291,456
=======================================================================
                                                                518,902
=======================================================================

BIOTECHNOLOGY-0.12%

Enzon Pharmaceuticals, Inc.(b)                    25,633        219,419
=======================================================================

BUILDING PRODUCTS-0.37%

Ameron International Corp.                         3,238        237,184
-----------------------------------------------------------------------
Simpson Manufacturing Co., Inc.                   14,750        418,752
=======================================================================
                                                                655,936
=======================================================================

CASINOS & GAMING-1.18%

Churchill Downs Inc.                              38,776      1,644,878
-----------------------------------------------------------------------
Dover Downs Gaming & Entertainment, Inc.          32,424        459,448
=======================================================================
                                                              2,104,326
=======================================================================

CATALOG RETAIL-0.87%

Blair Corp.(a)                                    49,073      1,545,800
=======================================================================

COMMERCIAL PRINTING-2.12%

Consolidated Graphics, Inc.(b)                    28,740      1,786,766
-----------------------------------------------------------------------
Ennis Inc.                                        86,328      1,982,954
=======================================================================
                                                              3,769,720
=======================================================================

COMMODITY CHEMICALS-2.42%

Celanese Corp.-Series A                           35,766        737,137
-----------------------------------------------------------------------
Lyondell Chemical Co.                             73,525      1,887,387
-----------------------------------------------------------------------
Westlake Chemical Corp.(a)                        53,293      1,681,394
=======================================================================
                                                              4,305,918
=======================================================================

COMMUNICATIONS EQUIPMENT-2.60%

CommScope, Inc.(a)(b)                              6,729        214,722
-----------------------------------------------------------------------
Digi International Inc.(b)                        14,829        207,903
-----------------------------------------------------------------------
Ditech Networks, Inc.(b)                          57,300        452,097
-----------------------------------------------------------------------
EMS Technologies, Inc.(a)(b)                      74,381      1,357,453
-----------------------------------------------------------------------
Loral Space & Communications Inc.(b)              17,101        496,613
-----------------------------------------------------------------------
Polycom, Inc.(b)                                  15,941        436,783
-----------------------------------------------------------------------
Radyne Corp.(b)                                   26,956        272,256
-----------------------------------------------------------------------
Symmetricom, Inc.(b)                              26,126        221,287
-----------------------------------------------------------------------

AIM Opportunities I Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT-(CONTINUED)

UTStarcom, Inc.(b)                                72,307   $    778,746
-----------------------------------------------------------------------
ViaSat, Inc.(b)                                    6,847        185,828
=======================================================================
                                                              4,623,688
=======================================================================

COMPUTER HARDWARE-0.79%

Hewlett-Packard Co.                               36,289      1,405,836
=======================================================================

COMPUTER STORAGE & PERIPHERALS-1.38%

Komag, Inc.(a)(b)                                 32,728      1,251,846
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(b)             6,872        436,991
-----------------------------------------------------------------------
Rimage Corp.(b)                                   31,859        762,704
=======================================================================
                                                              2,451,541
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.36%

Cummins Inc.(a)                                   17,048      2,164,755
-----------------------------------------------------------------------
Freightcar America Inc.                            6,182        328,697
-----------------------------------------------------------------------
PACCAR Inc.                                       25,363      1,501,743
-----------------------------------------------------------------------
Wabtec Corp.                                       6,328        198,636
=======================================================================
                                                              4,193,831
=======================================================================

CONSUMER ELECTRONICS-0.80%

Garmin Ltd.                                       26,607      1,421,080
=======================================================================

CONSUMER FINANCE-0.43%

ASTA Funding, Inc.                                 8,901        302,990
-----------------------------------------------------------------------
Rewards Network Inc.(b)                           82,329        465,982
=======================================================================
                                                                768,972
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.55%

Lightbridge, Inc.(b)                              34,831        402,646
-----------------------------------------------------------------------
Paychex, Inc.                                     59,576      2,352,061
=======================================================================
                                                              2,754,707
=======================================================================

DEPARTMENT STORES-1.75%

J.C. Penney Co., Inc.                             11,551        868,982
-----------------------------------------------------------------------
Kohl's Corp.(b)                                   27,117      1,914,460
-----------------------------------------------------------------------
Sears Holdings Corp.(b)                            1,864        325,212
=======================================================================
                                                              3,108,654
=======================================================================

DIVERSIFIED CHEMICALS-1.12%

Dow Chemical Co. (The)                             6,300        256,977
-----------------------------------------------------------------------
Eastman Chemical Co.(a)                           28,377      1,728,727
=======================================================================
                                                              1,985,704
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.83%

AMREP Corp.                                       20,491      1,467,156
=======================================================================

DIVERSIFIED METALS & MINING-0.24%

AMCOL International Corp.                         16,203        426,301
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

EDUCATION SERVICES-0.42%

Bright Horizons Family Solutions, Inc.(b)         19,253   $    739,700
=======================================================================

ELECTRIC UTILITIES-1.69%

Allegheny Energy, Inc.(b)                         22,960        987,969
-----------------------------------------------------------------------
Cleco Corp.                                       64,020      1,645,314
-----------------------------------------------------------------------
IDACORP, Inc.                                      9,255        364,924
=======================================================================
                                                              2,998,207
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.26%

PAR Technology Corp.(a)(b)                        55,868        454,766
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.64%

Central Parking Corp.                             28,444        487,815
-----------------------------------------------------------------------
Covanta Holding Corp.(b)                          15,501        315,135
-----------------------------------------------------------------------
Standard Parking Corp.(b)                          9,499        330,280
=======================================================================
                                                              1,133,230
=======================================================================

FOOD RETAIL-0.30%

Great Atlantic & Pacific Tea Co., Inc. (The)      19,048        527,058
=======================================================================

FOOTWEAR-0.37%

Deckers Outdoor Corp.(b)                          12,317        654,895
=======================================================================

GAS UTILITIES-1.75%

Energen Corp.(a)                                  72,444      3,102,052
=======================================================================

GENERAL MERCHANDISE STORES-0.15%

Big Lots, Inc.(b)                                 12,817        270,182
=======================================================================

HEALTH CARE EQUIPMENT-5.44%

Abaxis, Inc.(b)                                   30,407        609,964
-----------------------------------------------------------------------
Biosite Inc.(b)                                   13,593        624,327
-----------------------------------------------------------------------
Cutera, Inc.(b)                                   21,137        602,193
-----------------------------------------------------------------------
Hillenbrand Industries, Inc.                      15,797        926,968
-----------------------------------------------------------------------
IDEXX Laboratories, Inc.(b)                        5,507        458,237
-----------------------------------------------------------------------
Kensey Nash Corp.(b)                              16,197        492,551
-----------------------------------------------------------------------
Mentor Corp.                                      50,261      2,352,215
-----------------------------------------------------------------------
Meridian Bioscience, Inc.                         34,527        795,847
-----------------------------------------------------------------------
Palomar Medical Technologies, Inc.(a)(b)          14,978        705,314
-----------------------------------------------------------------------
SurModics, Inc.(b)                                25,273        882,028
-----------------------------------------------------------------------
Zoll Medical Corp.(b)                             31,439      1,216,689
=======================================================================
                                                              9,666,333
=======================================================================

HEALTH CARE SERVICES-1.07%

Laboratory Corp. of America Holdings(b)           27,862      1,908,268
=======================================================================

AIM Opportunities I Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------

HEALTH CARE SUPPLIES-0.88%

ICU Medical, Inc.(b)                              25,182   $  1,063,939
-----------------------------------------------------------------------
Medical Action Industries Inc.(b)                 10,191        270,775
-----------------------------------------------------------------------
West Pharmaceutical Services, Inc.                 5,665        238,157
=======================================================================
                                                              1,572,871
=======================================================================

HEALTH CARE TECHNOLOGY-0.67%

Computer Programs and Systems, Inc.(a)            34,818      1,190,776
=======================================================================

HOME FURNISHINGS-1.32%

Ethan Allen Interiors Inc.                        21,964        782,358
-----------------------------------------------------------------------
Tempur-Pedic International Inc.(b)                79,602      1,571,343
=======================================================================
                                                              2,353,701
=======================================================================

HOMEBUILDING-0.45%

Cavco Industries, Inc.(a)(b)                      23,675        795,007
=======================================================================

HOMEFURNISHING RETAIL-0.99%

Haverty Furniture Cos., Inc.                      70,403      1,112,367
-----------------------------------------------------------------------
Select Comfort Corp.(b)                           30,094        643,410
=======================================================================
                                                              1,755,777
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.80%

Ambassadors Group, Inc.                           50,482      1,382,702
-----------------------------------------------------------------------
Ambassadors International, Inc.                   37,359      1,457,001
-----------------------------------------------------------------------
Marcus Corp. (The)                                14,760        368,852
=======================================================================
                                                              3,208,555
=======================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.72%

Korn/Ferry International(b)                       11,055        244,426
-----------------------------------------------------------------------
Watson Wyatt Worldwide Inc.                       22,830      1,030,775
=======================================================================
                                                              1,275,201
=======================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-1.47%

AES Corp. (The)(b)                                15,263        335,633
-----------------------------------------------------------------------
TXU Corp.                                         35,954      2,269,776
=======================================================================
                                                              2,605,409
=======================================================================

INDUSTRIAL CONGLOMERATES-1.35%

3M Co.                                            30,491      2,403,910
=======================================================================

INDUSTRIAL MACHINERY-3.67%

Eaton Corp.(a)                                    32,739      2,371,286
-----------------------------------------------------------------------
Ingersoll-Rand Co. Ltd.-Class A                   23,603        866,466
-----------------------------------------------------------------------
Kennametal Inc.                                    9,962        614,755
-----------------------------------------------------------------------
Nordson Corp.(a)                                  35,870      1,651,813
-----------------------------------------------------------------------
Timken Co. (The)                                  34,036      1,022,782
=======================================================================
                                                              6,527,102
=======================================================================

INTEGRATED OIL & GAS-1.39%

NGP Capital Resources Co.                        159,460      2,471,630
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-1.90%

Alaska Communications Systems Group Inc.          46,358   $    667,092
-----------------------------------------------------------------------
CenturyTel, Inc.(a)                               39,454      1,587,629
-----------------------------------------------------------------------
Cincinnati Bell Inc.(b)                          146,625        687,671
-----------------------------------------------------------------------
CT Communications, Inc.                           18,564        432,727
=======================================================================
                                                              3,375,119
=======================================================================

INTERNET RETAIL-0.79%

Blue Nile, Inc.(b)                                21,433        818,955
-----------------------------------------------------------------------
Expedia, Inc.(b)                                  36,069        586,121
=======================================================================
                                                              1,405,076
=======================================================================

INTERNET SOFTWARE & SERVICES-1.43%

Akamai Technologies, Inc.(b)                       4,763        223,194
-----------------------------------------------------------------------
Greenfield Online, Inc.(b)                        30,515        310,338
-----------------------------------------------------------------------
Knot, Inc. (The)(b)                               11,588        277,764
-----------------------------------------------------------------------
RealNetworks, Inc.(b)                             68,011        746,761
-----------------------------------------------------------------------
TheStreet.com, Inc.                               25,762        234,434
-----------------------------------------------------------------------
United Online, Inc.(a)                            55,305        747,724
=======================================================================
                                                              2,540,215
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.56%

Lehman Brothers Holdings Inc.                     12,686        987,478
=======================================================================

IT CONSULTING & OTHER SERVICES-1.69%

Accenture Ltd.-Class A                            40,682      1,338,844
-----------------------------------------------------------------------
Covansys Corp.(b)                                 39,517        924,698
-----------------------------------------------------------------------
Sykes Enterprises, Inc.(b)                        36,655        743,730
=======================================================================
                                                              3,007,272
=======================================================================

LIFE & HEALTH INSURANCE-0.14%

Presidential Life Corp.                           10,602        250,207
=======================================================================

LIFE SCIENCES TOOLS & SERVICES-0.47%

Molecular Devices Corp.(b)                         9,125        183,778
-----------------------------------------------------------------------
Pharmanet Development Group, Inc.(b)              34,525        645,617
=======================================================================
                                                                829,395
=======================================================================

MANAGED HEALTH CARE-5.23%

AMERIGROUP Corp.(b)                               40,863      1,224,255
-----------------------------------------------------------------------
Coventry Health Care, Inc.(b)                      8,337        391,422
-----------------------------------------------------------------------
Healthspring, Inc.(b)                             11,000        221,540
-----------------------------------------------------------------------
Humana Inc.(b)                                    31,728      1,903,680
-----------------------------------------------------------------------
Magellan Health Services, Inc.(b)                  6,054        264,197
-----------------------------------------------------------------------
Molina Healthcare Inc.(b)                         28,679      1,125,077
-----------------------------------------------------------------------
Sierra Health Services, Inc.(b)                   32,645      1,117,765
-----------------------------------------------------------------------
UnitedHealth Group Inc.                           43,265      2,110,467
-----------------------------------------------------------------------
WellCare Health Plans Inc.(b)                     16,053        943,114
=======================================================================
                                                              9,301,517
=======================================================================

AIM Opportunities I Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------

MARINE-2.40%

American Commercial Lines Inc.(b)                 15,082   $    967,510
-----------------------------------------------------------------------
Genco Shipping & Trading Ltd. (United
  Kingdom)                                        24,117        601,478
-----------------------------------------------------------------------
Overseas Shipholding Group, Inc.                  43,243      2,704,850
=======================================================================
                                                              4,273,838
=======================================================================

MOVIES & ENTERTAINMENT-0.62%

World Wrestling Entertainment, Inc.               66,031      1,100,737
=======================================================================

MULTI-UTILITIES-0.24%

OGE Energy Corp.                                  11,183        431,440
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.44%

Tidewater Inc.                                    37,242      1,852,045
-----------------------------------------------------------------------
Trico Marine Services, Inc.(b)                    21,010        716,441
=======================================================================
                                                              2,568,486
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.45%

Arena Resources, Inc.(b)                          35,012      1,250,629
-----------------------------------------------------------------------
Exploration Co. of Delaware (The)(b)              26,410        292,359
-----------------------------------------------------------------------
VAALCO Energy, Inc.(b)                           124,557      1,032,577
=======================================================================
                                                              2,575,565
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-1.63%

Copano Energy LLC                                  8,205        474,331
-----------------------------------------------------------------------
OMI Corp.                                         67,575      1,508,274
-----------------------------------------------------------------------
Suburban Propane Partners, L.P.                   25,394        923,834
=======================================================================
                                                              2,906,439
=======================================================================

PACKAGED FOODS & MEATS-1.62%

Diamond Foods, Inc.                               20,564        350,205
-----------------------------------------------------------------------
Imperial Sugar Co.                                34,927        926,613
-----------------------------------------------------------------------
Seaboard Corp.                                     1,131      1,596,972
=======================================================================
                                                              2,873,790
=======================================================================

PERSONAL PRODUCTS-0.13%

NBTY, Inc.(b)                                      8,514        236,860
=======================================================================

PHARMACEUTICALS-1.71%

Bradley Pharmaceuticals, Inc.(b)                  48,903        850,912
-----------------------------------------------------------------------
Endo Pharmaceuticals Holdings Inc.(b)              8,109        231,431
-----------------------------------------------------------------------
Merck & Co. Inc.                                  19,273        875,380
-----------------------------------------------------------------------
Sciele Pharma, Inc.(b)                            23,318        508,565
-----------------------------------------------------------------------
SuperGen, Inc.(b)                                 36,052        204,415
-----------------------------------------------------------------------
ViroPharma Inc.(b)                                27,166        362,123
=======================================================================
                                                              3,032,826
=======================================================================

PROPERTY & CASUALTY INSURANCE-7.31%

Donegal Group Inc.-Class A                        47,126        957,129
-----------------------------------------------------------------------
EMC Insurance Group, Inc.                         10,585        324,642
-----------------------------------------------------------------------

                                                SHARES        VALUE
-----------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE-(CONTINUED)

FPIC Insurance Group, Inc.(a)(b)                  44,021   $  1,573,310
-----------------------------------------------------------------------
Harleysville Group Inc.(a)                        85,112      3,070,841
-----------------------------------------------------------------------
Meadowbrook Insurance Group, Inc.(b)              61,742        743,991
-----------------------------------------------------------------------
Safety Insurance Group, Inc.(a)                   85,502      4,275,955
-----------------------------------------------------------------------
United America Indemnity, Ltd.-Class A(b)         17,033        391,078
-----------------------------------------------------------------------
Zenith National Insurance Corp.                   35,578      1,655,089
=======================================================================
                                                             12,992,035
=======================================================================

PUBLISHING-1.44%

McGraw-Hill Cos., Inc. (The)                      39,800      2,553,966
=======================================================================

REGIONAL BANKS-1.14%

Community Trust Bancorp, Inc.                     20,184        774,662
-----------------------------------------------------------------------
Farmers Capital Bank Corp.                         7,207        259,884
-----------------------------------------------------------------------
Sterling Financial Corp.                          17,556        405,192
-----------------------------------------------------------------------
Virginia Financial Group, Inc.                    20,878        578,321
=======================================================================
                                                              2,018,059
=======================================================================

REINSURANCE-1.02%

IPC Holdings, Ltd.                                60,334      1,812,433
=======================================================================

RESTAURANTS-1.21%

Buffalo Wild Wings Inc.(b)                         4,646        240,198
-----------------------------------------------------------------------
Famous Dave's of America, Inc.(b)                 24,366        413,491
-----------------------------------------------------------------------
Papa John's International, Inc.(b)                35,466      1,301,602
-----------------------------------------------------------------------
Red Robin Gourmet Burgers Inc.(b)                  3,995        192,719
=======================================================================
                                                              2,148,010
=======================================================================

RETAIL REIT'S-0.18%

Getty Realty Corp.                                 9,825        314,400
=======================================================================

SEMICONDUCTORS-0.55%

Hittite Microwave Corp.(b)                         5,956        204,231
-----------------------------------------------------------------------
Linear Technology Corp.                           11,921        370,982
-----------------------------------------------------------------------
National Semiconductor Corp.                      16,755        406,979
=======================================================================
                                                                982,192
=======================================================================

SPECIALIZED CONSUMER SERVICES-0.15%

Sotheby's                                          7,024        266,912
=======================================================================

SPECIALIZED FINANCE-2.64%

CIT Group, Inc.(a)                                25,912      1,348,720
-----------------------------------------------------------------------
Medallion Financial Corp.                         85,217      1,018,343
-----------------------------------------------------------------------
Moody's Corp.                                     34,977      2,318,975
=======================================================================
                                                              4,686,038
=======================================================================

SPECIALTY STORES-0.00%

Big 5 Sporting Goods Corp.                           100          2,404
=======================================================================

STEEL-4.60%

Chaparral Steel Co.(a)                            22,400        931,616
-----------------------------------------------------------------------
Commercial Metals Co.(a)                         100,749      2,680,931
-----------------------------------------------------------------------
Great Northern Iron Ore Properties(a)             15,836      1,706,329
-----------------------------------------------------------------------

AIM Opportunities I Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------
STEEL-(CONTINUED)

Mesabi Trust                                      84,848   $  2,004,958
-----------------------------------------------------------------------
Olympic Steel, Inc.                                9,356        231,000
-----------------------------------------------------------------------
Oregon Steel Mills, Inc.(b)                       11,262        612,653
=======================================================================
                                                              8,167,487
=======================================================================

SYSTEMS SOFTWARE-0.46%

Quality Systems, Inc.                             19,078        809,670
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.33%

SYNNEX Corp.(b)                                   26,484        594,566
=======================================================================

THRIFTS & MORTGAGE FINANCE-9.37%

Beverly Hills Bancorp Inc.                       102,451        859,564
-----------------------------------------------------------------------
Camco Financial Corp.                             18,155        252,354
-----------------------------------------------------------------------
Corus Bankshares, Inc.(a)                        116,492      2,391,581
-----------------------------------------------------------------------
Downey Financial Corp.                             2,798        192,726
-----------------------------------------------------------------------
First Niagara Financial Group, Inc.(a)           316,040      4,525,693
-----------------------------------------------------------------------
FirstFed Financial Corp.(a)(b)                    69,189      4,273,805
-----------------------------------------------------------------------
Fremont General Corp.(a)                          72,924      1,059,586
-----------------------------------------------------------------------
TierOne Corp.                                     22,433        717,407
-----------------------------------------------------------------------
Triad Guaranty Inc.(b)                            46,085      2,373,838
=======================================================================
                                                             16,646,554
=======================================================================

TOBACCO-1.51%

Reynolds American Inc.                            30,864      1,949,370
-----------------------------------------------------------------------
UST Inc.                                          13,774        737,736
=======================================================================
                                                              2,687,106
=======================================================================

TRUCKING-1.25%

Arkansas Best Corp.                               12,507        512,537
-----------------------------------------------------------------------
Con-way Inc.(a)                                   36,320      1,713,214
=======================================================================
                                                              2,225,751
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.44%

USA Mobility, Inc.                                30,953        785,587
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $195,183,770)                         213,186,921
=======================================================================

MONEY MARKET FUNDS-4.88%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  4,336,288      4,336,288
=======================================================================
Premier Portfolio-Institutional Class(c)(d)    4,336,288      4,336,288
=======================================================================
    Total Money Market Funds
      (Cost $8,672,576)                                       8,672,576
=======================================================================
TOTAL INVESTMENTS-124.83%
  (Cost $203,856,346)                                       221,859,497
=======================================================================
OTHER ASSETS LESS LIABILITIES-(24.83)%                      (44,130,246)
=======================================================================
NET ASSETS-100.00%                                         $177,729,251
=======================================================================


SECURITIES SOLD SHORT
                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-24.22%

AEROSPACE & DEFENSE-0.84%

DRS Technologies, Inc.                            18,300   $    809,226
-----------------------------------------------------------------------
L-3 Communications Holdings, Inc.                  8,600        692,472
=======================================================================
                                                              1,501,698
=======================================================================

APPLICATION SOFTWARE-0.51%

eSPEED, Inc.-Class A                              91,200        899,232
=======================================================================

AUTOMOBILE MANUFACTURERS-0.47%

Ford Motor Co.                                   100,700        833,796
=======================================================================

BIOTECHNOLOGY-0.58%

Vertex Pharmaceuticals Inc.                       25,500      1,035,300
=======================================================================

CATALOG RETAIL-0.34%

ValueVision Media, Inc.-Class A                   46,800        604,188
=======================================================================

COMPUTER & ELECTRONICS RETAIL-0.08%

RadioShack Corp.                                   8,000        142,720
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.27%

SanDisk Corp.                                     10,000        481,000
=======================================================================

CONSTRUCTION & ENGINEERING-1.16%

Fluor Corp.                                       26,200      2,054,866
=======================================================================

CONSUMER FINANCE-1.40%

American Express Co.                               9,200        531,852
-----------------------------------------------------------------------
SLM Corp.                                         40,100      1,952,068
=======================================================================
                                                              2,483,920
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.01%

First Data Corp.                                  38,900        943,325
-----------------------------------------------------------------------
Western Union Co.(b)                              38,900        857,745
=======================================================================
                                                              1,801,070
=======================================================================

DIVERSIFIED CHEMICALS-0.73%

Cabot Corp.                                       32,900      1,301,195
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.50%

First Advantage Corp.-Class A                     42,500        884,425
=======================================================================

ELECTRIC UTILITIES-0.54%

Reliant Energy Inc.                               76,249        966,837
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.38%

Cogent Inc.                                       59,500        684,250
=======================================================================

HEALTH CARE DISTRIBUTORS-1.18%

Patterson Cos. Inc.                               64,100      2,105,685
=======================================================================

AIM Opportunities I Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------

HEALTH CARE EQUIPMENT-1.83%

Conceptus Inc.                                    42,100   $    834,422
-----------------------------------------------------------------------
Conor Medsystems, Inc.                            44,400      1,090,464
-----------------------------------------------------------------------
Stereotaxis Inc.                                 110,800      1,327,384
=======================================================================
                                                              3,252,270
=======================================================================

HEALTH CARE FACILITIES-1.38%

Health Management Associates, Inc.-Class A        63,100      1,243,070
-----------------------------------------------------------------------
Tenet Healthcare Corp.                           170,200      1,201,612
=======================================================================
                                                              2,444,682
=======================================================================

HEALTH CARE SERVICES-0.71%

DaVita, Inc.(b)                                   22,700      1,262,801
=======================================================================

HOMEBUILDING-2.55%

D.R. Horton, Inc.                                 19,900        466,257
-----------------------------------------------------------------------
Lennar Corp.-Class A                              17,500        830,900
-----------------------------------------------------------------------
Levitt Corp.-Class A                              69,800        898,326
-----------------------------------------------------------------------
M/I Homes, Inc.                                   31,200      1,120,704
-----------------------------------------------------------------------
Pulte Homes, Inc.                                 38,700      1,199,313
=======================================================================
                                                              4,515,500
=======================================================================

HOMEFURNISHING RETAIL-0.78%

Cost Plus, Inc.                                  115,700      1,382,615
=======================================================================

-----------------------------------------------------------------------
                                                SHARES        VALUE

IT CONSULTING & OTHER SERVICES-1.82%

SRA International, Inc.-Class A                   29,700   $    951,885
-----------------------------------------------------------------------
Unisys Corp.                                     347,200      2,270,688
=======================================================================
                                                              3,222,573
=======================================================================

LEISURE PRODUCTS-0.38%

MarineMax, Inc.                                   24,000        684,240
=======================================================================

MULTI-SECTOR HOLDINGS-0.27%

PICO Holdings, Inc.                               14,900        481,717
=======================================================================

MULTI-UTILITIES-2.87%

DTE Energy Co.                                    20,700        940,401
-----------------------------------------------------------------------
NiSource Inc.                                    108,100      2,515,487
-----------------------------------------------------------------------
TECO Energy, Inc.                                 99,800      1,645,702
=======================================================================
                                                              5,101,590
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.78%

Kinder Morgan Management, LLC                     31,894      1,383,565
=======================================================================

PACKAGED FOODS & MEATS-0.86%

Tyson Foods, Inc.-Class A                        105,700      1,527,365
=======================================================================
    TOTAL SECURITIES SOLD SHORT
      (Total Proceeds $42,196,440)                         $ 43,039,100
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) All or a portion of this security was pledged as collateral to cover margin requirements for securities sold short. The aggregate value of collateral was segregated by the Fund was $46,927,219, which represents 109.03% of the value of securities sold short.
(b) Non-income producing security.
(c) The mutual fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) Security is considered a cash equivalent for the purpose of the Statement of Cash Flows. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities I Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

ASSETS:

Investments, at value (cost $195,183,770)      $213,186,921
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $8,672,576)                               8,672,576
===========================================================
    Total investments (cost $203,856,346)       221,859,497
===========================================================
Receivables for:
  Deposits with brokers for securities sold
    short                                        45,392,261
-----------------------------------------------------------
  Fund shares sold                                1,935,992
-----------------------------------------------------------
  Dividends and Interest                            234,887
-----------------------------------------------------------
  Short stock rebates                               178,382
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               46,698
-----------------------------------------------------------
Other assets                                         21,564
===========================================================
    Total assets                                269,669,281
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            330,272
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 72,007
-----------------------------------------------------------
  Loan outstanding                               48,000,000
-----------------------------------------------------------
  Short stock account dividends                      29,228
-----------------------------------------------------------
Securities sold short, at value (proceeds
  $42,196,440)                                   43,039,100
-----------------------------------------------------------
Accrued interest expense and line of credit
  fees                                              241,090
-----------------------------------------------------------
Accrued distribution fees                            66,058
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,400
-----------------------------------------------------------
Accrued transfer agent fees                          90,333
-----------------------------------------------------------
Accrued operating expenses                           70,542
===========================================================
    Total liabilities                            91,940,030
===========================================================
Net assets applicable to shares outstanding    $177,729,251
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $156,468,500
-----------------------------------------------------------
Undistributed net investment income                 793,701
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and securities sold
  short                                           3,306,559
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and securities sold short           17,160,491
===========================================================
                                               $177,729,251
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $133,815,596
___________________________________________________________
===========================================================
Class B                                        $ 31,752,405
___________________________________________________________
===========================================================
Class C                                        $ 12,161,250
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          10,436,183
___________________________________________________________
===========================================================
Class B                                           2,695,621
___________________________________________________________
===========================================================
Class C                                           1,030,702
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.82
-----------------------------------------------------------
  Offering price per share
    (Net asset value of $12.82 divided by
    94.50%)                                    $      13.57
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.78
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.80
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities I Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $5,017)          $ 4,339,269
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      452,039
-------------------------------------------------------------------------
Short stock rebates                                             2,359,684
=========================================================================
    Total investment income                                     7,150,992
=========================================================================

EXPENSES:

Advisory fees                                                     627,373
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     33,698
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         334,293
-------------------------------------------------------------------------
  Class B                                                         635,731
-------------------------------------------------------------------------
  Class C                                                         155,494
-------------------------------------------------------------------------
Dividends on short sales                                          819,459
-------------------------------------------------------------------------
Interest and line of credit fees                                2,978,625
-------------------------------------------------------------------------
Transfer agent fees                                               428,414
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          20,668
-------------------------------------------------------------------------
Other                                                             196,075
=========================================================================
    Total expenses                                              6,279,830
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (18,895)
=========================================================================
    Net expenses                                                6,260,935
=========================================================================
Net investment income                                             890,057
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities (Includes net gains (losses) from
    securities sold to affiliates of $(44,995))                 8,566,099
-------------------------------------------------------------------------
  Securities sold short                                        (5,214,477)
=========================================================================
                                                                3,351,622
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        17,313,318
-------------------------------------------------------------------------
  Securities sold short                                          (108,310)
=========================================================================
                                                               17,205,008
=========================================================================
Net gain from investment securities and securities sold
  short                                                        20,556,630
=========================================================================
Net increase in net assets resulting from operations          $21,446,687
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities I Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2006 and 2005

                                                                  2006            2005
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    890,057    $     (56,470)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts, option contracts and
    securities sold short                                        3,351,622       70,629,861
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities sold short                         17,205,008      (49,679,815)
===========================================================================================
    Net increase in net assets resulting from operations        21,446,687       20,893,576
===========================================================================================
Distributions to shareholders from net investment
  income -- Class A                                               (280,927)              --
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (27,233,857)              --
-------------------------------------------------------------------------------------------
  Class B                                                      (16,032,753)              --
-------------------------------------------------------------------------------------------
  Class C                                                       (3,626,785)              --
===========================================================================================
    Total distributions from net realized gains                (46,893,395)              --
===========================================================================================
    Decrease in net assets resulting from distributions        (47,174,322)              --
===========================================================================================
Share transactions-net:
  Class A                                                       (3,449,607)     (89,274,276)
-------------------------------------------------------------------------------------------
  Class B                                                      (40,079,844)     (46,637,334)
-------------------------------------------------------------------------------------------
  Class C                                                       (4,626,066)     (11,679,986)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (48,155,517)    (147,591,596)
===========================================================================================
    Net increase (decrease) in net assets                      (73,883,152)    (126,698,020)
===========================================================================================

NET ASSETS:

  Beginning of year                                            251,612,403      378,310,423
===========================================================================================
  End of year (including undistributed net investment income
    of $793,701 and $223,955, respectively)                   $177,729,251    $ 251,612,403
___________________________________________________________________________________________
===========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities I Fund

STATEMENT OF CASH FLOWS

For the year ended October 31, 2006

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations          $  21,446,687
=============================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Purchases of investments                                       (274,524,927)
-----------------------------------------------------------------------------
  Proceeds from disposition of investments                        385,894,594
-----------------------------------------------------------------------------
  Decrease in deposits with brokers for securities sold
    short                                                          12,167,497
-----------------------------------------------------------------------------
  Increase in dividends and interest receivable                      (111,341)
-----------------------------------------------------------------------------
  Increase in other assets                                             (7,566)
-----------------------------------------------------------------------------
  Close-out of securities sold short                              (80,005,125)
-----------------------------------------------------------------------------
  Proceeds from securities sold short                              64,025,059
-----------------------------------------------------------------------------
  Decrease in accrued expenses and other payables                     (74,304)
-----------------------------------------------------------------------------
  Unrealized appreciation on investment securities                (17,313,318)
-----------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of securities sold
    short                                                             108,310
-----------------------------------------------------------------------------
  Net realized gain from investment securities                     (8,566,099)
-----------------------------------------------------------------------------
  Net realized gain (loss) on securities sold short                 5,214,477
=============================================================================
    Net cash provided by operating activities                     108,253,944
=============================================================================

CASH USED IN FINANCING ACTIVITIES:

  Net decrease in borrowings on line of credit                    (24,000,000)
-----------------------------------------------------------------------------
  Proceeds from shares of beneficial interest sold                 15,908,567
-----------------------------------------------------------------------------
  Disbursements from shares of beneficial interest
    reacquired                                                   (108,596,773)
-----------------------------------------------------------------------------
  Dividends paid to shareholders                                   (4,772,164)
=============================================================================
    Net cash provided by (used in) financing activities          (121,460,370)
=============================================================================
Net increase (decrease) in cash and cash equivalents              (13,206,426)
=============================================================================
Cash and cash equivalents at beginning of period                   21,879,002
=============================================================================
Cash and cash equivalents at end of period                      $   8,672,576
=============================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of shares of beneficial interest issued in
    reinvestment of dividends paid to shareholders              $  42,402,158
_____________________________________________________________________________
=============================================================================
Supplemental disclosure of cash flow information:
Interest and line of credit fee payments during the year
  were $3,029,795.

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities I Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

AIM Opportunities I Fund


       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

AIM Opportunities I Fund

I. CASH AND CASH EQUIVALENTS -- For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund's investment objectives and may consist of U.S. Government Securities, U.S. Government Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

K. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds ("covered") or for which it holds no corresponding position ("not covered"). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the Fund's security valuations policy. The Fund will incur a loss if the price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. For positions not covered, there is no ceiling on the ultimate price paid for the securities to cover the short position and therefore, the loss could exceed the amount of proceeds received.

       The Fund is required to segregate cash or securities as collateral in margin accounts with the broker at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sale transactions. Margin interest is the income earned (or expenses incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received on the short sales.

L. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

M. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

N. COVERED CALL OPTIONS WRITTEN -- The Fund may write and buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

AIM Opportunities I Fund

O. PUT OPTIONS PURCHASED AND WRITTEN -- The Fund may purchase and write put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. Risk may exceed amounts recognized in the Statement of Assets and Liabilities.

P. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

Q. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. The base management fee will be adjusted on a monthly basis by a calculated rate ("Fee Adjustment Rate"), (i) upward at the rate of 0.15%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of the Fund for the previous 12 month period ("Performance Period") exceeds the sum of 2.00% plus the investment record of the Russell 2000 Index for the Performance Period, but shall be capped at 1.75% of the Fund's average daily net assets for the fiscal period, or (ii) downward at the rate of 0.15%, on a pro rata basis, for each percentage point the investment record of the Russell 2000 Index for the Performance Period less 2.00% exceeds the investment performance of the Class A shares of the Fund for the Performance Period, but shall be no less than 0.25% of the average daily net assets for the fiscal period. After the Fee Adjustment Rate is determined, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment Rate by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2006, AIM waived advisory fees of $2,301.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $2,787.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2006, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2006, the Fund paid AIS $428,414.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any

AIM Opportunities I Fund

class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2006, the Class A, Class B and Class C shares paid $334,293, $635,731 and $155,494, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2006, ADI advised the Fund that it retained $10,726 in front-end sales commissions from the sale of Class A shares and $2,607, $40,853 and $1,836 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $10,830,012      $ 48,921,589      $ (55,415,313)        $   --         $4,336,288      $225,570       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class                    --        17,722,311        (13,386,023)            --          4,336,288        84,187           --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            10,830,012        37,261,030        (48,091,042)            --                 --       142,282           --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $21,660,024      $103,904,930      $(116,892,378)        $   --         $8,672,576      $452,039       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2006, the Fund engaged in securities sales of $2,339,080, which resulted in net realized gains (losses) of $(44,995), and securities purchases of $658,933.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended October 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $13,807.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2006, the Fund paid legal fees of $4,571 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

The Fund is a participant in a committed line of credit facility administered by JPMorgan Chase Bank. The Fund may borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line.

    Prior to October 30, 2006, the Fund was a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund could borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by the prospectus for borrowings. The Fund and the other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.06% on the unused balance of the commitment line.

AIM Opportunities I Fund


    During the year ended October 31, 2006, the Fund had average borrowings for the 365 days the borrowings were outstanding of $57,605,479, with a weighted average interest rate of 5.17% and interest and line of credit fees expense of $2,978,625.

    Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended October 31, 2006, the Fund did not borrow or lend under the interfund lending facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS


DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years October 31, 2006 and 2005 was as follows:

                                                                 2006         2005
-----------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $   280,927    $   --
-----------------------------------------------------------------------------------
Long-term capital gain                                         46,893,395        --
===================================================================================
  Total distributions                                         $47,174,322    $   --
___________________________________________________________________________________
===================================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  2,240,975
----------------------------------------------------------------------------
Undistributed long-term gain                                       2,090,781
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            16,991,394
----------------------------------------------------------------------------
Temporary book/tax differences                                       (62,399)
----------------------------------------------------------------------------
Shares of beneficial interest                                    156,468,500
============================================================================
  Total net assets                                              $177,729,251
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund does not have a capital loss carryforward as of October 31, 2006.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2006 was $274,296,640 and $385,272,723, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                                            $24,020,928
-------------------------------------------------------------------------------
  Securities sold short                                              2,214,682
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                            (6,186,874)
-------------------------------------------------------------------------------
  Securities sold short                                            (3,057,342)
===============================================================================
Net unrealized appreciation of investment securities               $16,991,394
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $204,025,443.
Proceeds from securities sold short are the same for tax and financial statement purposes.

AIM Opportunities I Fund

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of excise taxes and partnership investments on October 31, 2006, undistributed net investment income was decreased by $39,384, undistributed net realized gain was increased by $45,825 and shares of beneficial interest decreased by $6,441. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                       2006(a)                          2005
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,109,970    $ 14,205,148      3,009,328    $  41,985,549
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        225,417       2,617,861        261,578        3,477,145
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         84,965         994,488        153,367        2,039,630
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      2,089,464      25,951,150             --               --
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,137,287      13,056,055             --               --
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        295,213       3,394,953             --               --
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      2,382,837      28,557,366        188,565        2,664,374
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,587,592)    (28,557,366)      (200,346)      (2,664,374)
========================================================================================================================
Reacquired:
  Class A                                                     (5,660,970)    (72,163,271)    (9,388,585)    (133,924,199)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,295,841)    (27,196,394)    (3,555,586)     (47,450,105)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (763,261)     (9,015,507)    (1,026,680)     (13,719,616)
========================================================================================================================
                                                              (3,982,511)   $(48,155,517)   (10,558,359)   $(147,591,596)
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 19% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. As an investment company, the effective date for the Fund has been deferred until April 30, 2008, the first required reporting period of the fiscal year beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt the FIN 48 provisions during 2008.

AIM Opportunities I Fund


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED OCTOBER 31,
                                                              -----------------------------------------------------------------
                                                                2006           2005        2004           2003           2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  14.24       $  13.49    $  13.37       $  10.10       $  12.49
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.09(a)        0.05       (0.08)(a)      (0.12)(a)      (0.04)(b)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   1.23           0.70        0.20           3.39          (2.35)
===============================================================================================================================
    Total from investment operations                              1.32           0.75        0.12           3.27          (2.39)
===============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.03)            --          --             --             --
-------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (2.71)            --          --             --             --
===============================================================================================================================
    Total distributions                                          (2.74)            --          --             --             --
===============================================================================================================================
Net asset value, end of period                                $  12.82       $  14.24    $  13.49       $  13.37       $  10.10
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(c)                                                   9.91%          5.56%       0.90%         32.38%        (19.14)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $133,816       $149,727    $225,437       $237,846       $170,276
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends
  on short sales expense):
  With fee waivers and/or expense reimbursements                  2.67%(d)       1.38%       1.01%          1.40%          0.78%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.67%(d)       1.39%       1.02%          1.40%          0.88%
===============================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends
  on short sales expense):
  With fee waivers and/or expense reimbursements                  0.89%(d)       0.96%       0.94%          1.29%          0.72%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.89%(d)       0.97%       0.95%          1.29%          0.82%
===============================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets(e)                                1.78%(d)       0.42%       0.07%          0.11%          0.06%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.70%(d)       0.24%      (0.61)%        (1.09)%        (0.30)%(b)
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                            107%           190%        127%           223%           225%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share and the ratio of net investment income (loss) to average net assets would have remained the same.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $133,717,009.
(e) Ratio includes interest expense and fees on the committed line of credit.

AIM Opportunities I Fund

                                                                                          CLASS B
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2006          2005        2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.35       $ 12.74    $  12.70       $   9.66       $  12.03
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)(a)     (0.07)      (0.17)(a)      (0.18)(a)      (0.14)(b)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.15          0.68        0.21           3.22          (2.23)
=============================================================================================================================
    Total from investment operations                             1.14          0.61        0.04           3.04          (2.37)
=============================================================================================================================
Less distributions from net realized gains                      (2.71)           --          --             --             --
=============================================================================================================================
Net asset value, end of period                                $ 11.78       $ 13.35    $  12.74       $  12.70       $   9.66
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                  9.10%         4.79%       0.31%         31.47%        (19.70)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $31,752       $82,989    $123,703       $145,779       $126,022
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends
  on short sales expense):
  With fee waivers and/or expense reimbursements                 3.42%(d)      2.06%       1.66%          2.05%          1.53%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              3.42%(d)      2.07%       1.67%          2.05%          1.53%
=============================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends
  on short sales expense):
  With fee waivers and/or expense reimbursements                 1.64%(d)      1.64%       1.59%          1.94%          1.47%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.64%(d)      1.65%       1.60%          1.94%          1.47%
=============================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets(e)                               1.78%(d)      0.42%       0.07%          0.11%          0.06%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.05)%(d)    (0.43)%     (1.26)%        (1.74)%        (1.05)%(b)
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           107%          190%        127%           223%           225%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share and the ratio of net investment income (loss) to average net assets would have remained the same.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $63,573,075.
(e) Ratio includes interest expense and fees on the committed line of credit.

AIM Opportunities I Fund

                                                                                        CLASS C
                                                              ------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------------
                                                               2006          2005       2004          2003          2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.37       $ 12.75    $ 12.72       $  9.67       $ 12.05
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)(a)     (0.07)     (0.17)(a)     (0.19)(a)     (0.14)(b)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.15          0.69       0.20          3.24         (2.24)
==========================================================================================================================
    Total from investment operations                             1.14          0.62       0.03          3.05         (2.38)
==========================================================================================================================
Less distributions from net realized gains                      (2.71)           --         --            --            --
==========================================================================================================================
Net asset value, end of period                                $ 11.80       $ 13.37    $ 12.75       $ 12.72       $  9.67
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                  9.09%         4.86%      0.24%        31.54%       (19.75)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $12,161       $18,897    $29,170       $26,942       $17,192
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends
  on short sales expense):
  With fee waivers and/or expense reimbursements                 3.42%(d)      2.06%      1.66%         2.05%         1.53%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              3.42%(d)      2.07%      1.67%         2.05%         1.53%
==========================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends
  on short sales expense):
  With fee waivers and/or expense reimbursements                 1.64%(d)      1.64%      1.59%         1.94%         1.47%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.64%(d)      1.65%      1.60%         1.94%         1.47%
==========================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets(e)                               1.78%(d)      0.42%      0.07%         0.11%         0.06%
==========================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.05)%(d)    (0.43)%    (1.26)%       (1.74)%       (1.05)%(b)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                           107%          190%       127%          223%          225%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share and the ratio of net investment income (loss) to average net assets would have remained the same.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $15,549,449.
(e) Ratio includes interest expense and fees on the committed line of credit.

NOTE 14--SUBSEQUENT EVENTS

The Board of Trustees of Trust unanimously approved, on November 8, 2006 a Plan of Reorganization pursuant to which the Fund would transfer all of its assets and liabilities to AIM Small Cap Equity Fund ("Buying Fund"), a series of AIM Funds Group ("the Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of the Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.

    The Plan of Reorganization requires approval of the Fund's shareholders. The Fund will submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on March 15, 2007. If approved by the Fund's shareholders, the Reorganizations are expected to be completed on or about March 26, 2007.

    Subsequent to the end of the reporting period, AIM has re-evaluated the methodology for computing performance-based advisory fees applicable to the Fund based upon recent Securities and Exchange Commission ("SEC") guidance. Accordingly, AIM has determined that it is appropriate to make a one-time payment to the Fund in the amount of $1,418,361 which includes interest of $170,851. Such payment was made on December 29, 2006 and represented 0.82% of the Fund net assets at the open of business on such date. In addition, the Fund adopted procedures, effective December 1, 2006, for calculating the investment advisory fees that are consistent with the current SEC regulations and guidance with respect to performance-based advisory fees.

    Effective as of the close of business on December 29, 2006, the Fund will be publicly offered on a limited basis. During such limited offering only certain investors will be able to purchase shares of the Fund.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the

AIM Opportunities I Fund

New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


    On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions (all the claims in this category of lawsuits were dismissed with prejudice by the court on September 29, 2006, except for the Section 36(b) claim which was dismissed with leave to amend to plead it properly as a derivative claim).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Opportunities I Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Special Opportunities Funds and Shareholders of AIM Opportunities I Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM Opportunities I Fund (one of the funds constituting AIM Special Opportunities Funds, hereafter referred to as the "Fund") at October 31, 2006, the results of operations and its cash flows for the year ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those financial highlights.



As described in Note 14, the Board of Trustees has approved a plan of reorganization under which the Fund will merge with AIM Small Cap Equity Fund. This merger is expected to take place following the approval by the Fund's shareholders, at which time the Fund will cease to operate.

PRICEWATERHOUSECOOPERS LLP

December 29, 2006
Houston, Texas

AIM Opportunities I Fund

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2006, 100% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $46,893,395 for the Fund's tax year ended October 31, 2006.

  For its tax year ended October 31, 2006, the Fund designates 100%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended October 31, 2006, the Fund designates 0.02%, or the maximum amount allowable, of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.

  The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2006, April 30, 2006, July 31, 2006 and October 31, 2006, are 2.25%, 4.04%, 4.44% and 3.46%, respectively.

AIM Opportunities I Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(1) -- 1946      1998           Director and Chairman, A I M Management    None
  Trustee and Vice Chair                          Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954      2006           Director, Chief Executive Officer and      None
  Trustee, President and                          President, A I M Management Group Inc.,
  Principal                                       AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                               broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944        1998           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
  Trustee and Chair                               (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936             2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939          2001           Retired                                    Badgley Funds, Inc. (registered
  Trustee                                                                                    investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942           2003           Founder, Green, Manning & Bunch Ltd.,      None
  Trustee                                         (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941         2000           Director of a number of public and         None
  Trustee                                         private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952           1998           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
  Trustee                                         Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1998           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
  Trustee                                         Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950       1998           Formerly: Chief Executive Officer, YWCA    None
  Trustee                                         of the USA
-------------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942         1998           Partner, law firm of Pennock & Cooper      None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935          2001           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942               2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944     2005           Retired                                    Director, Mainstay VP Series
  Trustee                                         Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Opportunities I Fund



The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958          2005           Senior Vice President and Senior Officer  N/A
  Senior Vice President and                       of The AIM Family of Funds--Registered
  Senior Officer                                  Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962             2006           Director, Senior Vice President,          N/A
  Senior Vice President, Chief                    Secretary and General Counsel, A I M
  Legal Officer and Secretary                     Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director, INVESCO
                                                  Funds Group Inc.; Senior Vice President,
                                                  Chief Legal Officer and Secretary of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--; and Manager, Powershares
                                                  Capital Management LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959         2004           Global Compliance Director, AMVESCAP      N/A
  Vice President                                  PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956          2003           Senior Vice President and General
  Vice President                                  Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961        2004           Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                       Advisors, Inc.; and Vice President,
  Financial Officer and                           Treasurer and Principal Officer of The
  Treasurer                                       AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

  J. Philip Ferguson -- 1945       2005           Senior Vice President and Chief           N/A
  Vice President                                  Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960        2004           Director of Cash Management, Managing     N/A
  Vice President                                  Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967          2005           Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                           Officer, A I M Advisors, Inc., A I M
  Compliance Officer                              Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958         2006           Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                        Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

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If used after January 20, 2007, this report must be accompanied by a Fund
Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $450 billion in assets under management as of October 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

This AIM service is provided by AIM Investment Services, Inc.

AIMinvestments.com   OPP1-AR-1   A I M Distributors, Inc.

[YOUR GOALS. OUR SOLUTIONS.]
 -- REGISTERED TRADEMARK --

Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

                                                       AIM Opportunities II Fund
                                Annual Report to Shareholders - October 31, 2006

DOMESTIC EQUITY

Mid-Cap Blend

Table of Contents

Supplemental Information.................................................      2
Letters to Shareholders..................................................      3
Performance Summary......................................................      5
Management Discussion....................................................      5
Fund Expenses............................................................      7
Long-term Fund Performance...............................................      8
Approval of Advisory Agreement...........................................     10
Schedule of Investments..................................................    F-1
Financial Statements.....................................................    F-6
Notes to Financial Statements............................................   F-10
Financial Highlights.....................................................   F-17
Auditor's Report.........................................................   F-21
Tax Disclosures..........................................................   F-22
Trustees and Officers....................................................   F-23

                               [COVER GLOBE IMAGE]

[AIM INVESTMENT SOLUTIONS]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

[DOMESTIC   [INTERNATIONAL/     [SECTOR
  EQUITY]    GLOBAL EQUITY]      EQUITY]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

[FIXED        [ALLOCATION     [DIVERSIFIED
INCOME]        SOLUTIONS]      PORTFOLIOS]

[AIM INVESTMENTS LOGO]
--REGISTERED TRADEMARK--

AIM Opportunities II Fund

AIM OPPORTUNITIES II FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of October 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

Principal risks of investing in the Fund

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Investing in a fund that invests in smaller companies involved risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The Fund is non-diversified, which increases the risk that the value of the Fund's shares may vary more widely, and the fund may be subject to greater investment and credit risk than if the Fund invested more broadly.

- The Fund may use enhanced investment techniques such as short sales. Short sales carry the risk of buying a security back at a higher price at which the Fund's exposure is unlimited.

- The Fund's long/short investment techniques, along with other alternative investment strategies (e.g., options), present higher risks. The Fund may not be appropriate for all investors.

- Because the Fund uses short sales and leveraging, expenses are expected to be higher than for traditional mutual funds.

- Although the Fund's return during certain periods was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

About indexes used in this report

- The unmanaged STANDARD & POOR'S COMPOSITE INDEX OF 500 STOCKS (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The unmanaged STANDARD & POOR'S MIDCAP 400 INDEX (the S&P 400 --REGISTERED TRADEMARK-- Index) represents the performance of mid-capitalization stocks.

- The unmanaged LIPPER MID-CAP CORE FUNDS INDEX represents an average of the performance of the 30 largest mid-capitalization core funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The unmanaged Lipper Mid-Cap Value Funds Index represents an average of the performance of the 30 largest mid-capitalization value funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- In conjunction with the Fund's change in investment style from value to core, the Fund has elected to use the Lipper Mid-Cap Core Funds Index to represent its peer group rather than the Lipper Mid-Cap Value Funds Index.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

- The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the

Continued on page 9

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

FUND NASDAQ SYMBOLS

Class A Shares   AMCOX
Class B Shares   MCOVX
Class C Shares   MCODX

AIMINVESTMENTS.COM

AIM Opportunities II Fund

[TAYLOR PHOTO]
Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

We're pleased to provide you with this report, which includes a discussion of how your Fund was managed during the review period ended October 31, 2006, and what factors affected its performance.

     As we approach the end of 2006, it seems likely that many investors may see the value of their investments increase this year. Global equity markets, collectively, recorded double-digit gains for the year ended October 31, 2006, as did the U.S. stock market. Also, the investment grade bond market in the United States rose for the same period.

     While stock and bond markets generally enjoyed positive year-to-date returns, their performance was affected by short-term economic and geopolitical events. For example, the U.S. stock market was weak in the second quarter of 2006 when it appeared that inflation might be rising. Only after the U.S. Federal Reserve Board decided in August that inflation was contained and that short-term interest rates need not be increased--the first time it kept rates unchanged in more than two years--did equities truly surge.

     Short-term market fluctuations are a fact of life for all investors. At AIM Investments --REGISTERED TRADEMARK--, we believe that investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that's right for you regardless of market conditions. AIM Investments offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios--with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

     We've changed the look of our annual reports to reflect that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color--green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund's asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

     AIM has a variety of investment solutions, and knowing which ones are right for your portfolio is complex. That's why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to help ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that's based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

Our commitment to you

In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we're pleased you've placed your trust in us.

     Information about investing, the markets and your Fund is always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.

Sincerely,


/S/ PHILIP TAYLOR
-------------------------------------
Philip Taylor
President - AIM Funds
CEO, AIM Investments

December 14, 2006

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM Opportunities II Fund

[CROCKETT PHOTO]
Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

At our meeting at the end of June, your Board completed its comprehensive review* of each fund's advisory agreement with A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

     Looking ahead, your Board finds many reasons to be positive about AIM's management and strategic direction. Most importantly, AIM's investment management discipline has paid off in terms of improved overall performance. We are also pleased with AIM's efforts to seek more cost-effective ways of delivering superior service.

     In addition, AIM is realizing the benefits of belonging to a leading independent global investment management organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP managed approximately $450 billion globally as of October 31, 2006, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they may serve you through our goal of enhancing performance and reducing costs.

     The seven new AIM funds--which include Asian funds, structured U.S. equity funds and specialized bond funds--are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM's Web site.

     Your Board is very pleased with the overall direction and progress of the AIM Funds. We're working closely and effectively with AIM's management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

Sincerely,


/S/ BRUCE L. CROCKETT
-------------------------------------
Bruce L. Crockett
Independent Chair
AIM Funds Board

December 14, 2006

* To learn more about all the factors we considered before approving each fund's advisory agreement, go to the "Products & Performance" tab at the AIM Web site (AIMinvestments.com) and click on "Investment Advisory Agreement Renewals." The approval of advisory agreement information for your Fund is also included in this annual report on pages 10-11.

AIM Opportunities II Fund

Management's discussion of Fund performance

PERFORMANCE SUMMARY

For the year ended October 31, 2006, AIM Opportunities II Fund produced positive returns for shareholders. Excluding applicable sales charges, the Fund underperformed its broad market index, the S&P 500 Index, as well as its style-specific and advisory fee benchmark, the S&P Midcap 400 Index. Overall, mid-cap stocks generally underperformed small-cap stocks but outperformed large-cap stocks. The positive returns for the Fund were driven by positions within financials, industrials and materials. However, underperformance versus the benchmark was largely attributable to the portfolio's holdings within the health care, utilities and information technology sectors.

Your Fund's long-term performance appears on pages 8 and 9.

FUND VS. INDEXES

Total returns, 10/31/05-10/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                               11.17%
Class B Shares                                               10.37
Class C Shares                                               10.31
S&P 500 Index (Broad Market Index)                           16.33
S&P MidCap 400 Index (Style-Specific Index)                  13.43
Lipper Mid-Cap Core Funds Index (Peer Group Index)           15.42
Lipper Mid-Cap Value Funds Index (Former Peer Group Index)   17.06

SOURCE: LIPPER INC.

How we invest

We have developed a quantitative investment process based on tenets of mathematics, statistics and behavioral finance focusing on U.S. domestic mid-cap stocks. It has two main components:

1.   Stock Selection:

- We believe certain qualities, such as growth and stability of earnings, profitability and financial strength, identify companies as probable strong performers.

- We measure each candidate for the portfolio against these qualities to identify companies we believe may increase in value in the next six to 12 months (long positions) or decrease in value over that period (short positions).

Short selling is used to capitalize on an expected decline in a security's price.

- Long positions exhibit the best earnings growth potential and least potential for earnings disappointments in our opinion; short positions generally exhibit the opposite traits.

2.   Risk Management:

- Our risk model looks at how these companies perform in response to changes in economic factors such as inflation, industrial production, the price of oil, and so on. Such changes will have positive impact on some companies and negative impact on others.

- Given the push/pull of these risk factors, we try to manage the Fund's overall risk by pairing stocks that benefit from an improvement in a certain factor with those that benefit from worsening in that same factor. Our goal is for the Fund to benefit whichever way the market moves.

     We consider selling or reducing our position in a particular security when:

-    The stock no longer exhibits characteristics that drive performance.

- Holding the security adds too much additional risk to the overall portfolio.

Market conditions and your Fund

In the past year, we have begun to see a moderation of economic growth as the U.S. Federal Reserve Board (the Fed) raised the federal funds target rate 17 times since June 2004, increasing it to 5.25% before pausing in August 2006.

Although the current level of interest rates is

                                                                     (continued)

PORTFOLIO COMPOSITION

By sector; long and short holdings, based on total investments

                                   [PIE CHART]

Materials                     8.9%
Utilities                     8.8%
Telecommunication Services    2.3%
Consumer Staples              2.0%
Money Market Funds            0.2%
Industrials                  18.4%
Financials                   17.2%
Consumer Discretionary       15.5%
Information Technology       10.0%
Health Care                  10.0%
Energy                        8.9%

TOP 10 LONG POSITIONS*

1. Safety Insurance Group, Inc.   3.2%
2. Paychex Inc.                   2.6
3. FirstFed Financial Corp.       2.2
4. NGP Capital Resources Co.      2.2
5. Corus Bankshares, Inc.         2.2
6. Cummins Inc.                   2.1
7. Alliant Energy Corp.           2.0
8. Mesabi Trust                   1.8
9. Con-way Inc.                   1.8
10. Mentor Corp.                  1.8

TOP 5 SHORT POSITIONS

1. Fluor Corp.                       2.0%
2. Signature Bank                    1.9
3. Unisys Corp.                      1.7
4. Stifel Financial Corp.            1.6
5. Tenet Healthcare Corp.            1.6
Total Number of Long Holdings*       162
Total Number of Short Holdings        23
Total Net Assets                  $88.28 million

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.

AIM Opportunities II Fund

low by historical standards, a five-fold increase over a two-year period has slowed the economy. Gross domestic product, a measure of economic growth, slowed to an annualized growth rate of 2.2% in the third quarter of 2006. Also, inflation as measured by the consumer price index increased at an annualized rate of 3.4% in September 2006, which is comparable with the inflation rate for 2005. Despite a moderating economic environment, the labor force has remained intact with unemployment at 4.4% at the close of the fiscal year.

     Positive performance for the Fund was largely driven by exposure to the financials, industrials and materials sectors, which were not the best performing sectors in the S & P Midcap 400 but, but stock selection helped the Fund outperform in these sectors. Unfortunately, this performance was not significant enough to enable the Fund to outperform the overall index, which had better performance within the health care, utilities and information technology sectors.

     A top contributor to Fund performance over the fiscal year was MOODY'S, a major credit rating agency in the financials sector. The company struggled earlier in the year as it failed to meet Wall Street analysts' expectations, and we used this opportunity to add to our position based on favorable valuations. The stock has enjoyed a strong recovery in recent months as the market has recognized the company's more favorable fundamentals. Moody's continued to benefit from a strong competitive positioning.

     Within the materials sector, COMMERCIAL METALS was a strong performer and contributed to the performance of the Fund. The metal mining company has enjoyed higher revenues and substantially higher profit margins that led to a record earnings announcement during the period. The company's strength has stemmed from very strong demand in nonresidential construction.

     Much of the Fund's underperformance versus the benchmark can be attributed to the health care sector, specifically positions such as DAVITA. The company is a provider of dialysis services for patients suffering from chronic kidney failure. The Fund had a short position in the stock, and unfortunately the company performed better than expected and beat earnings estimates for the second quarter of 2006. The Fund no longer has a short position in the stock.

     NORTHEAST UTILITIES was another detractor from performance relative to the style-specific index as the Fund had a short position in the stock. The company primarily operates retail electric utility services in the northeastern United States. The stock performed better than expected as management has moved quickly to divest non-core business segments. At the end of the fiscal year, the Fund no longer had a short position in the stock.

     During the fiscal year, all sectors within the style-specific benchmark experienced positive performance. The period resembled a "rising tide lifts all boats" environment in which many of the stocks in the index experienced strong returns regardless of fundamentals. When selecting stocks to short, our analysis identifies factors that have historically been associated with declines in stock prices. While those factors present in our short positions did not uniformly result in price declines, it is our belief that over time, fundamentals drive stock prices, and by adhering to our process, the Fund may potentially benefit. As a whole, the short positions accounted for approximately 25% of the Fund and were net detractors for the fiscal year.

     The investment management team uses leverage in the Fund which allows it to borrow capital and invest in additional opportunities that would otherwise not be possible if the Fund were to rely solely on net assets under management. The additional long exposure represented approximately 25% of the Fund and when this is considered in relation to the approximately 25% of the Fund with short positions, the effect on the overall portfolio is a net 100% long exposure to the market. The use of leverage enhanced portfolio returns during the period.

     At the end of the reporting period, the impact of market trends and our allocation decisions resulted in the portfolio being primarily underweight in the information technology sector and moderately overweight in telecommunication services and materials. The Fund continued to be positioned in line with its investment discipline.

In closing

Our investment discipline is focused on seeking consistent and strong risk-adjusted returns for shareholders by adhering to our disciplined quantitative investment process for a period of years, not months, and we believe that that the Fund should be viewed as a long-term investment. We thank you for your continued investment in AIM Opportunities II Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

     See important Fund and index disclosures on the inside front cover.

[IZUEL PHOTO]
Derek S. Izuel

Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Opportunities II Fund. Mr. Izuel began his investment career in 1997. He earned a B.A. in computer science from the University of California and an M.B.A. from the University of Michigan.

[NGUYEN PHOTO]
Duy Nguyen

Chartered Financial Analyst, portfolio manager, is a manager of AIM Opportunities II Fund. Mr. Nguyen joined AIM in 2000. He earned a B.B.A. from The University of Texas and an M.S. in finance from the University of Houston.

Assisted by the Global Quantitative Strategies Team

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8 AND
9.

AIM Opportunities II Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006, through October 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                             HYPOTHETICAL
                                                          (5% ANNUAL RETURN
                                   ACTUAL                   BEFORE EXPENSES)
                        ---------------------------   ---------------------------
          BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS      (5/1/06)     (10/31/06)(1)    PERIOD(2)      (10/31/06)     PERIOD(2)       RATIO
-----   -------------   -------------   -----------   -------------   -----------   ----------
A         $1,000.00         $986.50        $16.57      $1,008.52         $16.76         3.31%
B          1,000.00          982.70         20.29       1,004.74          20.52         4.06
C          1,000.00          982.70         20.29       1,004.74          20.52         4.06

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

AIM Opportunities II Fund

Your Fund's long-term performance

RESULTS OF A $10,000 INVESTMENT
Fund data from 12/30/98, index data from 12/31/98

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

     In conjunction with the Fund's change in investment style from value to core, the Fund has elected to use the Lipper Mid-Cap Core Funds Index to represent its peer group rather than the Lipper Mid-Cap Value Funds Index.

                                [MOUNTAIN CHART]

               AIM                              LIPPER    LIPPER
          OPPORTUNITIES                         MID-CAP   MID-CAP
            II FUND-               S&P MIDCAP    CORE      VALUE
             CLASS A     S&P 500      400        FUNDS     FUNDS
  DATE       SHARES       INDEX      INDEX       INDEX     INDEX
--------  -------------  -------   ----------   -------   -------
12/30/98      $ 9450
   12/98        9450      $10000      $10000     $10000    $10000
    1/99       10310       10418        9611       9953      9933
    2/99        9847       10094        9107       9252      9416
    3/99       11255       10498        9362       9521      9603
    4/99       12474       10905       10100      10067     10345
    5/99       13117       10647       10144      10187     10433
    6/99       13768       11237       10687      10742     10836
    7/99       14911       10887       10460      10532     10637
    8/99       15526       10833       10102      10241     10275
    9/99       16215       10537        9790      10049     10041
   10/99       17027       11203       10289      10548     10137
   11/99       19222       11431       10829      11340     10501
   12/99       21311       12103       11472      12819     11194
    1/00       21228       11495       11149      12684     10608
    2/00       27385       11278       11929      14792     10904
    3/00       27856       12381       12928      14678     11654
    4/00       25212       12008       12476      13680     11470
    5/00       23372       11762       12321      13118     11386
    6/00       25054       12052       12502      14186     11413
    7/00       24689       11863       12699      13779     11493
    8/00       25911       12600       14117      15124     12230
    9/00       25535       11935       14020      14722     12124
   10/00       24302       11884       13545      14200     12036
   11/00       21585       10948       12522      12629     11387
   12/00       23467       11002       13480      13621     12379
    1/01       23174       11392       13781      14024     12813
    2/01       21208       10354       12994      12923     12369
    3/01       18992        9698       12028      12061     11901
    4/01       20225       10451       13355      13228     12682
    5/01       19703       10521       13666      13542     13036
    6/01       19494       10265       13611      13577     13142
    7/01       18940       10164       13408      13150     13097
    8/01       18219        9529       12970      12583     12792
    9/01       16202        8759       11356      10975     11528
   10/01       16850        8926       11859      11524     11750
   11/01       17686        9611       12741      12395     12633
   12/01       18239        9695       13399      12954     13213
    1/02       17519        9554       13329      12806     13158
    2/02       16463        9369       13346      12584     13206
    3/02       17383        9722       14300      13433     14036
    4/02       17112        9133       14233      13212     13998
    5/02       16934        9066       13993      12943     13793
    6/02       15345        8420       12969      12008     12817
    7/02       14092        7764       11711      10790     11561
    8/02       14113        7815       11771      10914     11593
    9/02       13486        6966       10823      10042     10579
   10/02       14322        7579       11292      10514     10938
   11/02       15358        8024       11945      11229     11820
   12/02       14605        7553       11455      10703     11276
    1/03       14449        7356       11120      10492     11002
    2/03       13989        7245       10855      10271     10757
    3/03       14104        7315       10946      10296     10800
    4/03       14910        7918       11741      11073     11628
    5/03       15944        8334       12714      12003     12674
    6/03       16321        8441       12876      12214     12871
    7/03       16750        8590       13333      12592     13276
    8/03       17482        8757       13938      13150     13871
    9/03       17001        8664       13725      12930     13665
   10/03       17994        9154       14762      13879     14613
   11/03       18474        9235       15277      14257     15069
   12/03       18923        9719       15534      14619     15683
    1/04       19457        9897       15871      15014     16135
    2/04       19677       10034       16252      15301     16587
    3/04       19415        9883       16321      15264     16562
    4/04       18893        9728       15785      14783     16118
    5/04       19082        9861       16113      15016     16333
    6/04       19313       10053       16480      15424     16926
    7/04       18247        9720       15711      14640     16268
    8/04       17922        9759       15670      14585     16222
    9/04       18527        9865       16134      15096     16766
   10/04       19039       10016       16392      15344     17024
   11/04       19614       10421       17368      16257     18117
   12/04       20304       10775       18095      16876     18749
    1/05       20105       10513       17633      16434     18290
    2/05       20775       10734       18225      16843     18864
    3/05       20723       10544       18023      16672     18707
    4/05       20012       10344       17323      16035     17906
    5/05       20806       10673       18366      16797     18722
    6/05       21318       10688       18792      17193     19190
    7/05       22103       11086       19779      17989     20058
    8/05       21590       10984       19558      17883     19928
    9/05       21873       11073       19709      18031     20006
   10/05       21339       10889       19285      17564     19361
   11/05       22248       11300       20227      18294     20179
   12/05       22435       11304       20367      18472     20389
    1/06       23324       11603       21567      19422     21304
    2/06       23177       11635       21386      19394     21256
    3/06       23742       11780       21920      19924     21771
    4/06       24046       11938       22229      20128     22028
    5/06       22865       11594       21226      19331     21375
    6/06       23462       11610       21231      19268     21289
    7/06       22521       11681       20626      18900     20983
    8/06       22312       11959       20861      19309     21474
    9/06       22522       12267       21002      19557     21845
   10/06       23724       12666       21875      20272     22663

                                                             SOURCE: LIPPER INC.

AIM Opportunities II Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/06, including applicable sales charges

CLASS A SHARES
Inception (12/30/98)   11.66%
   5 Years              5.87
   1 Year               5.05

CLASS B SHARES
Inception (11/12/99)    2.81%
   5 Years              6.03
   1 Year               5.37

CLASS C SHARES
Inception (11/12/99)    2.81%
   5 Years              6.34
   1 Year               9.31

AVERAGE ANNUAL TOTAL RETURNS

As of 9/30/06, the most recent calendar quarter-end, including applicable sales charges

CLASS A SHARES
Inception (12/30/98)   11.04%
   5 Years              5.60
   1 Year              -2.71

CLASS B SHARES
Inception (11/12/99)    2.07%
   5 Years              5.73
   1 Year              -2.81

CLASS C SHARES
Inception (11/12/99)    2.07%
   5 Years              6.05
   1 Year               1.19

CUMULATIVE TOTAL RETURNS

6 months ended 10/31/06, excluding applicable sales charges

Class A Shares         -1.35%
Class B Shares         -1.73
Class C Shares         -1.73

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER PRIMARILY DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

Continued from inside front cover

Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-08697 and 333-47949.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

AIM Opportunities II Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Special Opportunities Funds (the "Board") oversees the management of AIM Opportunities II Fund (the "Fund") and, as required by law, determines annually continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance was comparable to median performance of such comparable funds for the one year period and below such median performance for the three and five year periods. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Mid-Cap Value Index. The Board noted that the Fund's performance was above the performance of such Index for the one year period and below such Index for the three and five year periods. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was (i) above the effective advisory fee rates (before waivers) for two mutual funds advised by AIM with investment strategies comparable to those of the Fund; (ii) above the effective advisory fee rate (before waivers) for one variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; (iii) above the effective advisory and sub-advisory fee rates for one Canadian mutual fund advised by an AIM affiliate and sub-advised by AIM with investment strategies comparable to those of the Fund; (iv) above the effective sub-advisory fee rates for two variable insurance funds sub-advised by an AIM affiliate and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; and (v) above the total advisory fee rates for 32 separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. The Board noted that the Fund's advisory fee is structured as a fulcrum fee, with a base component and a performance adjustment component. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

                                                                     (continued)

AIM Opportunities II Fund

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. The Board noted that the Fund's advisory fee is structured as a fulcrum fee, with a base component and a performance adjustment component. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that at their request AIM has contractually agreed to waive advisory fees to the extent necessary such that the advisory fee AIM receives does not exceed an annual base management fee of 1.00%, subject to a maximum annual performance adjustment upward or downward of 0.50%, through June 30, 2007. As a result of this waiver, the Board noted that the net advisory fees are limited to a maximum of 1.50% and a minimum of 0.50%. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2007. The Board considered the effect this fee waiver would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

AIM Opportunities II Fund

SCHEDULE OF INVESTMENTS

October 31, 2006


                                               SHARES        VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY
  INTERESTS-118.83%

AEROSPACE & DEFENSE-2.44%

General Dynamics Corp.                          14,800    $  1,052,280
----------------------------------------------------------------------
Lockheed Martin Corp.                           12,642       1,098,969
======================================================================
                                                             2,151,249
======================================================================

AIRLINES-1.28%

AMR Corp.(a)                                     6,974         197,643
----------------------------------------------------------------------
Continental Airlines, Inc.-Class B(a)           14,146         521,704
----------------------------------------------------------------------
US Airways Group, Inc.(a)                        8,225         410,099
======================================================================
                                                             1,129,446
======================================================================

APPAREL RETAIL-5.82%

Abercrombie & Fitch Co.-Class A                  6,630         508,189
----------------------------------------------------------------------
American Eagle Outfitters, Inc.(b)              31,009       1,420,212
----------------------------------------------------------------------
AnnTaylor Stores Corp.(a)                       22,978       1,011,492
----------------------------------------------------------------------
Cato Corp. (The)-Class A(b)                     17,731         405,863
----------------------------------------------------------------------
Charlotte Russe Holding Inc.(a)                 28,810         796,596
----------------------------------------------------------------------
Christopher & Banks Corp.(b)                     8,521         229,982
----------------------------------------------------------------------
Gymboree Corp. (The)(a)(b)                      13,473         625,956
----------------------------------------------------------------------
Men's Wearhouse, Inc. (The)                      3,427         136,566
======================================================================
                                                             5,134,856
======================================================================

APPLICATION SOFTWARE-1.66%

Blackbaud, Inc.                                 17,877         446,925
----------------------------------------------------------------------
FactSet Research Systems Inc.                   12,113         616,552
----------------------------------------------------------------------
Mentor Graphics Corp.(a)                        23,664         399,211
======================================================================
                                                             1,462,688
======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.57%

Patriot Capital Funding Inc.                    19,195         268,154
----------------------------------------------------------------------
U.S. Global Investors, Inc.-Class A(a)           7,309         231,842
======================================================================
                                                               499,996
======================================================================

AUTOMOBILE MANUFACTURERS-1.04%

General Motors Corp.                            26,255         916,825
======================================================================

AUTOMOTIVE RETAIL-0.39%

Asbury Automotive Group Inc.                     9,507         228,168
----------------------------------------------------------------------
CSK Auto Corp.(a)                                7,669         119,636
======================================================================
                                                               347,804
======================================================================

BUILDING PRODUCTS-0.91%

Ameron International Corp.                       2,363         173,090
----------------------------------------------------------------------
Simpson Manufacturing Co., Inc.                 22,240         631,393
======================================================================
                                                               804,483
======================================================================

                                               SHARES        VALUE
----------------------------------------------------------------------


CASINOS & GAMING-0.90%

Churchill Downs Inc.                            18,673    $    792,109
======================================================================

CATALOG RETAIL-1.36%

Blair Corp.                                     38,022       1,197,693
======================================================================

COMMERCIAL PRINTING-2.02%

Consolidated Graphics, Inc.(a)(b)                8,506         528,818
----------------------------------------------------------------------
Ennis Inc.                                      54,668       1,255,724
======================================================================
                                                             1,784,542
======================================================================

COMMODITY CHEMICALS-2.35%

Celanese Corp.-Series A                          8,833         182,048
----------------------------------------------------------------------
Lyondell Chemical Co.                           41,558       1,066,794
----------------------------------------------------------------------
Westlake Chemical Corp.                         26,105         823,613
======================================================================
                                                             2,072,455
======================================================================

COMMUNICATIONS EQUIPMENT-1.85%

Cisco Systems, Inc.(a)                           7,737         186,694
----------------------------------------------------------------------
EMS Technologies, Inc.(a)                       19,841         362,098
----------------------------------------------------------------------
Loral Space & Communications Inc.(a)            14,702         426,946
----------------------------------------------------------------------
Polycom, Inc.(a)                                 6,673         182,840
----------------------------------------------------------------------
Radyne Corp.(a)                                 15,481         156,358
----------------------------------------------------------------------
UTStarcom, Inc.(a)                              29,149         313,935
======================================================================
                                                             1,628,871
======================================================================

COMPUTER HARDWARE-0.72%

Apple Computer, Inc.(a)                          2,337         189,484
----------------------------------------------------------------------
Hewlett-Packard Co.                             11,495         445,316
======================================================================
                                                               634,800
======================================================================

COMPUTER STORAGE & PERIPHERALS-1.05%

Komag, Inc.(a)                                  11,762         449,896
----------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)           7,537         479,278
======================================================================
                                                               929,174
======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-4.63%

Caterpillar Inc.                                 5,162         313,385
----------------------------------------------------------------------
Cummins Inc.(b)                                 14,510       1,842,480
----------------------------------------------------------------------
Freightcar America Inc.                          5,874         312,321
----------------------------------------------------------------------
PACCAR Inc.                                     16,761         992,419
----------------------------------------------------------------------
Wabtec Corp.                                    19,837         622,683
======================================================================
                                                             4,083,288
======================================================================

CONSUMER ELECTRONICS-0.63%

Garmin Ltd.                                     10,460         558,669
======================================================================

AIM Opportunities II Fund


                                               SHARES        VALUE
----------------------------------------------------------------------

CONSUMER FINANCE-0.55%

AmeriCredit Corp.(a)                             6,682    $    170,859
----------------------------------------------------------------------
Rewards Network Inc.(a)                         55,664         315,058
======================================================================
                                                               485,917
======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.56%

Paychex, Inc.                                   57,335       2,263,586
======================================================================

DEPARTMENT STORES-2.15%

J.C. Penney Co., Inc.                            3,787         284,896
----------------------------------------------------------------------
Kohl's Corp.(a)                                 16,249       1,147,179
----------------------------------------------------------------------
Nordstrom, Inc.                                  9,797         463,888
======================================================================
                                                             1,895,963
======================================================================

DIVERSIFIED CHEMICALS-1.48%

Dow Chemical Co. (The)                          21,109         861,036
----------------------------------------------------------------------
Eastman Chemical Co.(b)                          7,332         446,666
======================================================================
                                                             1,307,702
======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.23%

AMREP Corp.                                     11,102         794,903
----------------------------------------------------------------------
First Consulting Group, Inc.(a)                 26,530         286,789
======================================================================
                                                             1,081,692
======================================================================

ELECTRIC UTILITIES-1.84%

Allegheny Energy, Inc.(a)(b)                    12,157         523,116
----------------------------------------------------------------------
FirstEnergy Corp.                               18,706       1,100,848
======================================================================
                                                             1,623,964
======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.48%

Cooper Industries, Ltd.-Class A                  4,751         424,977
======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.19%

Central Parking Corp.                            9,796         168,001
======================================================================

GAS UTILITIES-1.89%

Energen Corp.                                   21,745         931,121
----------------------------------------------------------------------
Questar Corp.                                    9,013         734,379
======================================================================
                                                             1,665,500
======================================================================

HEALTH CARE EQUIPMENT-5.34%

Biosite Inc.(a)                                  4,853         222,898
----------------------------------------------------------------------
Cutera, Inc.(a)                                  9,158         260,911
----------------------------------------------------------------------
Hillenbrand Industries, Inc.                    12,963         760,669
----------------------------------------------------------------------
IDEXX Laboratories, Inc.(a)(b)                   3,142         261,446
----------------------------------------------------------------------
Mentor Corp.                                    33,040       1,546,272
----------------------------------------------------------------------
Meridian Bioscience, Inc.                        8,089         186,452
----------------------------------------------------------------------
Neurometrix Inc.(a)                             12,607         205,368
----------------------------------------------------------------------
Palomar Medical Technologies, Inc.(a)(b)         5,986         281,881
----------------------------------------------------------------------

                                               SHARES        VALUE
----------------------------------------------------------------------

HEALTH CARE EQUIPMENT-(CONTINUED)

SurModics, Inc.(a)                              19,808    $    691,299
----------------------------------------------------------------------
Zoll Medical Corp.(a)                            7,682         297,293
======================================================================
                                                             4,714,489
======================================================================

HEALTH CARE FACILITIES-0.53%

Manor Care, Inc.(b)                              9,792         469,918
======================================================================

HEALTH CARE SERVICES-1.48%

Laboratory Corp. of America Holdings(a)(b)      19,072       1,306,241
======================================================================

HOME FURNISHINGS-0.84%

Tempur-Pedic International Inc.(a)              37,657         743,349
======================================================================

HOMEFURNISHING RETAIL-0.75%

Haverty Furniture Cos., Inc.                    41,985         663,363
======================================================================

HOTELS, RESORTS & CRUISE LINES-2.49%

Ambassadors Group, Inc.                         38,972       1,067,443
----------------------------------------------------------------------
Ambassadors International, Inc.                 16,667         650,013
----------------------------------------------------------------------
Red Lion Hotels Corp.(a)                        40,000         478,000
======================================================================
                                                             2,195,456
======================================================================

HOUSEWARES & SPECIALTIES-0.34%

National Presto Industries, Inc.                 4,959         303,640
======================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.27%

Watson Wyatt Worldwide Inc.-Class A              5,267         237,805
======================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-1.14%

TXU Corp.                                       15,948       1,006,797
======================================================================

INDUSTRIAL MACHINERY-4.15%

Graco Inc.                                       9,469         385,957
----------------------------------------------------------------------
Ingersoll-Rand Co. Ltd.-Class A                 40,677       1,493,253
----------------------------------------------------------------------
Kennametal Inc.                                  4,444         274,239
----------------------------------------------------------------------
Mueller Industries, Inc.                        11,336         415,691
----------------------------------------------------------------------
Nordson Corp.                                   11,426         526,167
----------------------------------------------------------------------
Timken Co. (The)                                19,022         571,611
======================================================================
                                                             3,666,918
======================================================================

INTEGRATED OIL & GAS-3.23%

Exxon Mobil Corp.                               12,575         898,107
----------------------------------------------------------------------
NGP Capital Resources Co.                      125,933       1,951,961
======================================================================
                                                             2,850,068
======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.91%

Alaska Communications Systems Group Inc.        35,894         516,515
----------------------------------------------------------------------
CenturyTel, Inc.(b)                             27,660       1,113,038
----------------------------------------------------------------------
Cincinnati Bell Inc.(a)                         34,293         160,834
----------------------------------------------------------------------

AIM Opportunities II Fund


                                               SHARES        VALUE
----------------------------------------------------------------------
INTEGRATED TELECOMMUNICATION SERVICES-(CONTINUED)

CT Communications, Inc.                         21,664    $    504,988
----------------------------------------------------------------------
Verizon Communications Inc.                      7,477         276,649
======================================================================
                                                             2,572,024
======================================================================

INTERNET RETAIL-1.48%

Blue Nile, Inc.(a)                              14,924         570,246
----------------------------------------------------------------------
Expedia, Inc.(a)                                31,278         508,267
----------------------------------------------------------------------
FTD Group, Inc.(a)                              14,468         230,765
======================================================================
                                                             1,309,278
======================================================================

INTERNET SOFTWARE & SERVICES-1.07%

Akamai Technologies, Inc.(a)                     3,390         158,856
----------------------------------------------------------------------
RealNetworks, Inc.(a)                           27,803         305,277
----------------------------------------------------------------------
United Online, Inc.                             35,341         477,810
======================================================================
                                                               941,943
======================================================================

IT CONSULTING & OTHER SERVICES-1.41%

Accenture Ltd.-Class A                          29,174         960,116
----------------------------------------------------------------------
Covansys Corp.(a)                               12,217         285,878
======================================================================
                                                             1,245,994
======================================================================

LIFE SCIENCES TOOLS & SERVICES-0.43%

Pharmanet Development Group, Inc.(a)            20,465         382,696
======================================================================

MANAGED HEALTH CARE-4.01%

AMERIGROUP Corp.(a)                              8,747         262,060
----------------------------------------------------------------------
Humana Inc.(a)                                  16,515         990,900
----------------------------------------------------------------------
Molina Healthcare Inc.(a)(b)                    12,072         473,585
----------------------------------------------------------------------
Sierra Health Services, Inc.(a)                 13,199         451,934
----------------------------------------------------------------------
UnitedHealth Group Inc.                         22,571       1,101,013
----------------------------------------------------------------------
WellCare Health Plans Inc.(a)(b)                 4,465         262,319
======================================================================
                                                             3,541,811
======================================================================

MARINE-1.91%

American Commercial Lines Inc(a)                 7,228         463,676
----------------------------------------------------------------------
Overseas Shipholding Group, Inc.(b)             19,485       1,218,787
======================================================================
                                                             1,682,463
======================================================================

MULTI-UTILITIES-3.65%

Alliant Energy Corp.                            45,736       1,753,975
----------------------------------------------------------------------
OGE Energy Corp.                                38,105       1,470,091
======================================================================
                                                             3,224,066
======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.93%

Tidewater Inc.                                  26,079       1,296,909
----------------------------------------------------------------------
Trico Marine Services, Inc.(a)                  11,995         409,029
======================================================================
                                                             1,705,938
======================================================================

                                               SHARES        VALUE
----------------------------------------------------------------------


OIL & GAS EXPLORATION & PRODUCTION-1.80%

Arena Resources, Inc.(a)                        23,077    $    824,310
----------------------------------------------------------------------
Swift Energy Co.(a)                              3,664         171,182
----------------------------------------------------------------------
VAALCO Energy, Inc.(a)                          72,089         597,618
======================================================================
                                                             1,593,110
======================================================================

OIL & GAS REFINING & MARKETING-0.26%

Holly Corp.                                      4,867         231,475
======================================================================

OIL & GAS STORAGE & TRANSPORTATION-2.32%

Copano Energy LLC                               12,143         701,987
----------------------------------------------------------------------
Magellan Midstream Partners, L.P.                3,497         136,698
----------------------------------------------------------------------
OMI Corp.                                       47,448       1,059,039
----------------------------------------------------------------------
Tsakos Energy Navigation Ltd. (Bermuda)          3,363         149,115
======================================================================
                                                             2,046,839
======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.47%

JPMorgan Chase & Co.                             8,684         411,969
======================================================================

PACKAGED FOODS & MEATS-1.19%

Imperial Sugar Co.                              12,980         344,359
----------------------------------------------------------------------
Seaboard Corp.                                     503         710,236
======================================================================
                                                             1,054,595
======================================================================

PHARMACEUTICALS-0.86%

Bradley Pharmaceuticals, Inc.(a)                14,074         244,887
----------------------------------------------------------------------
Merck & Co. Inc.                                11,240         510,521
======================================================================
                                                               755,408
======================================================================

PROPERTY & CASUALTY INSURANCE-8.45%

Ambac Financial Group, Inc.(b)                   7,299         609,393
----------------------------------------------------------------------
FPIC Insurance Group, Inc.(a)(b)                12,727         454,863
----------------------------------------------------------------------
Harleysville Group Inc.(b)                      23,758         857,189
----------------------------------------------------------------------
Meadowbrook Insurance Group, Inc.(a)            44,686         538,466
----------------------------------------------------------------------
Mercer Insurance Group, Inc.                    45,459       1,094,653
----------------------------------------------------------------------
Safety Insurance Group, Inc.(b)                 56,332       2,817,163
----------------------------------------------------------------------
United America Indemnity, Ltd.-Class A(a)        4,371         100,358
----------------------------------------------------------------------
Zenith National Insurance Corp.                 21,215         986,922
======================================================================
                                                             7,459,007
======================================================================

PUBLISHING-1.37%

McGraw-Hill Cos., Inc. (The)(b)                 18,883       1,211,722
======================================================================

REINSURANCE-1.63%

IPC Holdings, Ltd.                              47,839       1,437,084
======================================================================

RESTAURANTS-0.51%

Papa John's International, Inc.(a)              12,178         446,933
======================================================================

AIM Opportunities II Fund


                                               SHARES        VALUE
----------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT-0.78%

Lam Research Corp.(a)                           11,076    $    547,708
----------------------------------------------------------------------
MEMC Electronic Materials, Inc.(a)               4,077         144,734
======================================================================
                                                               692,442
======================================================================

SEMICONDUCTORS-0.26%

National Semiconductor Corp.(b)                  9,426         228,958
======================================================================

SPECIALIZED FINANCE-1.55%

Medallion Financial Corp.                       16,319         195,012
----------------------------------------------------------------------
Moody's Corp.(b)                                17,762       1,177,621
======================================================================
                                                             1,372,633
======================================================================

STEEL-4.73%

Chaparral Steel Co.                              5,402         224,669
----------------------------------------------------------------------
Commercial Metals Co.                           42,998       1,144,177
----------------------------------------------------------------------
Great Northern Iron Ore Properties(b)           11,080       1,193,870
----------------------------------------------------------------------
Mesabi Trust                                    68,100       1,609,203
======================================================================
                                                             4,171,919
======================================================================

SYSTEMS SOFTWARE-0.66%

BMC Software, Inc.(a)                           10,421         315,861
----------------------------------------------------------------------
Quality Systems, Inc.                            6,191         262,746
======================================================================
                                                               578,607
======================================================================

THRIFTS & MORTGAGE FINANCE-7.98%

Beverly Hills Bancorp Inc.                      12,356         103,667
----------------------------------------------------------------------
Corus Bankshares, Inc.(b)                       92,644       1,901,981
----------------------------------------------------------------------
Downey Financial Corp.                           6,008         413,831
----------------------------------------------------------------------
FirstFed Financial Corp.(a)                     31,865       1,968,301
----------------------------------------------------------------------
IndyMac Bancorp, Inc.                            9,186         417,504
----------------------------------------------------------------------
Parkvale Financial Corp.                         4,737         158,689
----------------------------------------------------------------------
PMI Group, Inc. (The)                           30,658       1,307,564
----------------------------------------------------------------------
Triad Guaranty Inc.(a)                          15,075         776,513
======================================================================
                                                             7,048,050
======================================================================

TOBACCO-0.74%

Reynolds American Inc.                          10,407         657,306
======================================================================

TRUCKING-1.77%

Con-way Inc.                                    33,059       1,559,393
======================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.15%

USA Mobility, Inc.                               5,296         134,412
======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $97,667,010)                         104,902,369
======================================================================

                                               SHARES        VALUE
----------------------------------------------------------------------


MONEY MARKET FUNDS-0.20%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                   86,941    $     86,941
----------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)(d)     86,941          86,941
======================================================================
    Total Money Market Funds (Cost $173,882)                   173,882
======================================================================
TOTAL INVESTMENTS-119.03% (Cost $97,840,892)               105,076,251
======================================================================
OTHER ASSETS LESS LIABILITIES-(19.03)%                     (16,802,144)
======================================================================
NET ASSETS-100.00%                                        $ 88,274,107
======================================================================

SECURITIES SOLD SHORT
                                                SHARES       VALUE
----------------------------------------------------------------------
COMMON STOCKS-22.81%

AEROSPACE & DEFENSE-1.07%

L-3 Communications Holdings, Inc.               11,700    $    942,084
======================================================================

BIOTECHNOLOGY-0.40%

CV Therapeutics, Inc.                           27,300         353,535
======================================================================

COMPUTER HARDWARE-1.25%

Diebold, Inc.                                   25,300       1,105,104
======================================================================

CONSTRUCTION & ENGINEERING-1.96%

Fluor Corp.                                     22,000       1,725,460
======================================================================

CONSUMER FINANCE-1.19%

SLM Corp.                                       21,500       1,046,620
======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.41%

First Advantage Corp.-Class A                   17,500         364,175
======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.40%

Cogent Inc.                                     30,900         355,350
======================================================================

HEALTH CARE EQUIPMENT-0.52%

Boston Scientific Corp.                         28,700         456,617
======================================================================

HEALTH CARE FACILITIES-1.58%

Tenet Healthcare Corp.                         197,400       1,393,644
======================================================================

HEALTH CARE SERVICES-0.51%

DaVita, Inc.                                     8,100         450,603
======================================================================

HOMEBUILDING-4.39%

Lennar Corp.-Class A                            21,900       1,039,812
----------------------------------------------------------------------
Levitt Corp.-Class A                            84,100       1,082,367
----------------------------------------------------------------------
M.D.C. Holdings, Inc.                           12,100         603,306
----------------------------------------------------------------------
M/I Homes, Inc.                                 32,000       1,149,440
======================================================================
                                                             3,874,925
======================================================================

INVESTMENT BANKING & BROKERAGE-1.58%

Stifel Financial Corp.                          38,800       1,394,860
======================================================================

AIM Opportunities II Fund

                                                SHARES       VALUE
----------------------------------------------------------------------

IT CONSULTING & OTHER SERVICES-3.15%

BearingPoint, Inc.                              59,900    $    498,967
----------------------------------------------------------------------
SRA International, Inc.-Class A                 24,200         775,610
----------------------------------------------------------------------
Unisys Corp.                                   230,900       1,510,086
======================================================================
                                                             2,784,663
======================================================================

OIL & GAS STORAGE & TRANSPORTATION-1.02%

Kinder Morgan Management, LLC                   20,787         901,748
======================================================================

PUBLISHING-0.80%

Dow Jones & Co., Inc.                           20,100         705,309
======================================================================

----------------------------------------------------------------------
                                                SHARES       VALUE

RAILROADS-0.06%

Kansas City Southern                             2,000    $     56,780
======================================================================

REGIONAL BANKS-1.86%

Signature Bank                                  54,100       1,640,853
======================================================================

SEMICONDUCTOR EQUIPMENT-0.59%

Entegris Inc.                                   46,200         517,902
======================================================================

SPECIALIZED REIT'S-0.07%

Potlatch Corp.                                   1,580          64,148
======================================================================
    TOTAL SECURITIES SOLD SHORT
      (Total Proceeds $20,078,232)                        $ 20,134,380
______________________________________________________________________
======================================================================

Investment Abbreviations:

REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security was pledged as collateral to cover margin requirements for securities sold short. The aggregate value of collateral was segregated by the Fund was $22,306,348, which represents 111.14% of the value of securities sold short.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) Security is considered cash equivalent for the purpose of the Statement of Cash Flows. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities II Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

ASSETS:

Investments, at value (cost $97,667,010)       $ 104,902,369
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $173,882)                                    173,882
============================================================
    Total investments (cost $97,840,892)         105,076,251
============================================================
Foreign currencies, at value (cost $222)                 235
------------------------------------------------------------
Receivables for:
  Deposits with brokers for securities sold
    short                                         20,612,654
------------------------------------------------------------
  Investments sold                                19,874,947
------------------------------------------------------------
  Fund shares sold                                     8,006
------------------------------------------------------------
  Dividends and Interest                             142,115
------------------------------------------------------------
  Short stock rebates                                 89,008
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                38,900
------------------------------------------------------------
Other assets                                          24,761
============================================================
    Total assets                                 145,866,877
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           15,646,380
------------------------------------------------------------
  Fund shares reacquired                             362,167
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  50,957
------------------------------------------------------------
  Loan outstanding                                21,000,000
------------------------------------------------------------
  Short positions covered                            120,506
------------------------------------------------------------
  Short stock account dividends                        5,025
------------------------------------------------------------
Securities sold short, at value (proceeds
  $20,078,232)                                    20,134,380
------------------------------------------------------------
Accrued interest expense and line of credit
  fees                                               110,612
------------------------------------------------------------
Accrued distribution fees                             44,835
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,007
------------------------------------------------------------
Accrued transfer agent fees                           46,732
------------------------------------------------------------
Accrued operating expenses                            70,169
============================================================
    Total liabilities                             57,592,770
============================================================
Net assets applicable to shares outstanding    $  88,274,107
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 220,473,604
------------------------------------------------------------
Undistributed net investment income (loss)           (43,800)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts
  and securities sold short                     (139,334,921)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and
  securities sold short                            7,179,224
============================================================
                                               $  88,274,107
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  48,263,467
____________________________________________________________
============================================================
Class B                                        $  29,028,681
____________________________________________________________
============================================================
Class C                                        $  10,981,959
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                            2,126,828
____________________________________________________________
============================================================
Class B                                            1,343,245
____________________________________________________________
============================================================
Class C                                              508,130
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       22.69
------------------------------------------------------------
  Offering price per share
    (Net asset value of $22.69 divided by
    94.50%)                                    $       24.01
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $       21.61
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $       21.61
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities II Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $2,127)          $ 1,966,368
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      187,113
-------------------------------------------------------------------------
Short stock rebates                                             1,201,707
=========================================================================
    Total investment income                                     3,355,188
=========================================================================

EXPENSES:

Advisory fees                                                   1,002,524
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     23,629
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         149,587
-------------------------------------------------------------------------
  Class B                                                         373,971
-------------------------------------------------------------------------
  Class C                                                         136,155
-------------------------------------------------------------------------
Dividends on short sales                                          749,283
-------------------------------------------------------------------------
Interest and line of credit fees                                1,478,486
-------------------------------------------------------------------------
Transfer agent fees                                               273,677
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          17,724
-------------------------------------------------------------------------
Other                                                             171,891
=========================================================================
    Total expenses                                              4,426,927
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (182,004)
=========================================================================
    Net expenses                                                4,244,923
=========================================================================
Net investment income (loss)                                     (889,735)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FUTURES CONTRACTS, SECURITIES SOLD SHORT AND
  FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes net gains from securities
    sold to affiliates of $51,178)                             11,894,409
-------------------------------------------------------------------------
  Futures contracts                                                16,008
-------------------------------------------------------------------------
  Securities sold short                                        (4,334,447)
=========================================================================
                                                                7,575,970
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         5,132,888
-------------------------------------------------------------------------
  Foreign currencies                                                   18
-------------------------------------------------------------------------
  Securities sold short                                            53,325
=========================================================================
                                                                5,186,231
=========================================================================
Net gain from investment securities, futures contracts,
  securities sold short and foreign currencies                 12,762,201
=========================================================================
Net increase in net assets resulting from operations          $11,872,466
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities II Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (889,735)   $ (1,060,652)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts, option contracts and
    securities sold short                                        7,575,970      37,001,610
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, futures contracts,
    option contracts and securities sold short                   5,186,231     (19,394,176)
==========================================================================================
    Net increase in net assets resulting from operations        11,872,466      16,546,782
==========================================================================================
Share transactions-net:
  Class A                                                      (24,432,188)    (21,934,804)
------------------------------------------------------------------------------------------
  Class B                                                      (19,453,796)    (21,236,137)
------------------------------------------------------------------------------------------
  Class C                                                       (5,964,043)     (6,554,686)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (49,850,027)    (49,725,627)
==========================================================================================
    Net increase (decrease) in net assets                      (37,977,561)    (33,178,845)
==========================================================================================

NET ASSETS:

  Beginning of year                                            126,251,668     159,430,513
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(43,800) and $(38,868), respectively)          $ 88,274,107    $126,251,668
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities II Fund

STATEMENT OF CASH FLOWS

For the year ended October 31, 2006

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations        $  11,872,466
===========================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Purchases of investments                                     (183,162,576)
---------------------------------------------------------------------------
  Proceeds from disposition of investments                      244,007,094
---------------------------------------------------------------------------
  Net cash from futures transactions                                 16,008
---------------------------------------------------------------------------
  Decrease in deposits with brokers for securities sold
    short                                                         8,955,990
---------------------------------------------------------------------------
  Increase in dividends and interest receivable                     (84,005)
---------------------------------------------------------------------------
  Increase in foreign currencies                                        (13)
---------------------------------------------------------------------------
  Increase in other assets                                          (12,403)
---------------------------------------------------------------------------
  Close-out of securities sold short                            (68,483,929)
---------------------------------------------------------------------------
  Proceeds from securities sold short                            56,938,572
---------------------------------------------------------------------------
  Decrease in accrued expenses and other payables                   (47,849)
---------------------------------------------------------------------------
  Unrealized appreciation on investment securities               (5,132,888)
---------------------------------------------------------------------------
  Unrealized appreciation securities sold short                     (53,325)
---------------------------------------------------------------------------
  Net realized gain on investment securities                    (11,894,409)
---------------------------------------------------------------------------
  Net realized gain from futures contracts                          (16,008)
---------------------------------------------------------------------------
  Net realized gain (loss) on securities sold short               4,334,447
===========================================================================
    Net cash provided by operating activities                    57,237,172
===========================================================================

CASH USED IN FINANCING ACTIVITIES:

  Net decrease in borrowings on line of credit                  (12,000,000)
---------------------------------------------------------------------------
  Proceeds from shares of beneficial interest sold               10,244,918
---------------------------------------------------------------------------
  Disbursements from shares of beneficial interest
    reacquired                                                  (59,783,280)
===========================================================================
    Net cash provided by (used in) financing activities         (61,538,362)
===========================================================================
Net decrease in cash and cash equivalents                        (4,301,190)
===========================================================================
Cash and cash equivalents at beginning of period                  4,475,072
===========================================================================
Cash and cash equivalents at end of period                    $     173,882
___________________________________________________________________________
===========================================================================
Supplemental disclosure of cash flow information:
Interest and line of credit fee payments during the year
  were $1,447,863.

See accompanying notes to financial statements which are an integral part of the financial statements.

AIM Opportunities II Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities II Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net

AIM Opportunities II Fund

     investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. CASH AND CASH EQUIVALENTS -- For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash, money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds ("covered") or for which it holds no corresponding position ("not covered"). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the Fund's security valuations policy. The Fund will incur a loss if the price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. For positions not covered, there is no ceiling on the ultimate price paid for the securities to cover the short position and therefore, the loss could exceed the amount of proceeds received.

       The Fund is required to segregate cash or securities as collateral in margin accounts with the broker at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sale transactions. Margin interest is the income earned (or expenses incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received on the short sales.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the

AIM Opportunities II Fund

     relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M. COVERED CALL OPTIONS WRITTEN -- The Fund may write and buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

N. PUT OPTIONS PURCHASED AND WRITTEN -- The Fund may purchase and write put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. Risk may exceed amounts recognized in the Statement of Assets and Liabilities.

O. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

P. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted on a monthly basis by a calculated rate ("Fee Adjustment Rate"), (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of the Fund for the previous 12 month period ("Performance Period") exceeds the sum of 2.00% plus the investment record of the S&P MidCap 400 Index for the Performance Period, but shall be capped at 2.50% of the Fund's average daily

AIM Opportunities II Fund

net assets for the fiscal period, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the S&P MidCap 400 Index for the Performance Period less 2.00% exceeds the investment performance of the Class A shares of the Fund for the Performance Period, but shall be no less than 0.50% of the average daily net assets for the fiscal period. After the Fee Adjustment Rate is determined, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment Rate by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The management fee, as adjusted, is accrued daily and paid monthly. Effective July 1, 2006 through at least June 30, 2007, AIM has contractually agreed to waive advisory fees to the extent necessary so that advisory fees AIM receives do not exceed an annual base management fee of 1.00% of average daily net assets, subject to an annual maximum performance adjustment upward or downward of 0.50%. Under the waiver, the performance adjustment rate is 0.10%, on a pro rata basis, upward or downward instead of 0.20% as described in the Fee Adjustment Rate above. As a result, AIM may receive a net management fee that ranges from 0.50% to 1.50% of average net assets, based on the Fund's performance. Prior to July 1, 2006, AIM had contractually agreed to waive advisory fees to the extent necessary so that advisory fees AIM received did not exceed an annual base management fee of 1.25% of average daily net assets, subject to an annual maximum performance adjustment upward or downward of 0.75%.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2006, AIM waived advisory fees of $171,135.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $2,381.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2006, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2006, the Fund paid AIS $273,677.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2006, the Class A, Class B and Class C shares paid $149,587, $373,971 and $136,155, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2006, ADI advised the Fund that it retained $6,027 in front-end sales commissions from the sale of Class A shares and $35, $9,142 and $103 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

AIM Opportunities II Fund

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $2,237,536       $28,974,747       $(31,125,342)         $   --          $ 86,941       $ 93,378       $   --
----------------------------------------------------------------------------------------------------------------------------------
Premier
  Portfolio-
  Institutional
  Class                   --        10,703,187        (10,616,246)             --            86,941         29,625           --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            2,237,536        20,249,025        (22,486,561)             --                --         64,110           --
==================================================================================================================================
  Total
    Investments
    in
    Affiliates    $4,475,072       $59,926,959       $(64,228,149)         $   --          $173,882       $187,113       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2006, the Fund engaged in securities sales of $1,980,099, which resulted in net realized gains of $51,178, and securities purchases of $343,026.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the year ended October 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $8,488.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2006, the Fund paid legal fees of $4,114 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

The Fund is a participant in a committed line of credit facility administered by JPMorgan Chase Bank. The Fund may borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line.

    Prior to October 30, 2006, the Fund was a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund could borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by the prospectus for borrowings. The Fund and the other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.06% on the unused balance of the commitment line.

    During the year ended October 31, 2006, the Fund had average borrowings for the 365 days the borrowings were outstanding of $28,547,945, with a weighted average interest rate of 5.18% and interest expense and line of credit fees of $1,478,486.

AIM Opportunities II Fund


    Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended October 31, 2006, the Fund did not borrow or lend under the interfund lending facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long-term capital gain distributions paid during the years ended October 31, 2006 and 2005.


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2006, the components of net assets on a tax basis were as follows:

                                                                  2006
---------------------------------------------------------------------------
Undistributed appreciation -- investments                     $   6,926,997
---------------------------------------------------------------------------
Temporary book/tax differences                                      (43,800)
---------------------------------------------------------------------------
Capital loss carryforward                                      (139,082,694)
---------------------------------------------------------------------------
Shares of beneficial interest                                   220,473,604
===========================================================================
  Total net assets                                            $  88,274,107
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and tax deferral of losses on certain short sales. The tax-basis net unrealized appreciation on investments amount includes appreciation on foreign currencies of $13.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $7,857,001 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $103,528,065
-----------------------------------------------------------------------------
October 31, 2010                                                  34,956,611
-----------------------------------------------------------------------------
October 31, 2011                                                     598,018
=============================================================================
Total capital loss carryforward                                 $139,082,694
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

AIM Opportunities II Fund

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2006 was $198,808,955 and $263,592,178, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                                           $ 9,085,794
-------------------------------------------------------------------------------
  Securities sold short                                               512,148
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                            (1,900,804)
-------------------------------------------------------------------------------
  Securities sold short                                              (770,154)
===============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                      $ 6,926,984
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $97,891,261.
Proceeds from securities sold short for tax purposes are
$19,876,374.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of partnerships, short sales and net operating losses, on October 31, 2006, undistributed net investment income (loss) was increased by $884,803, undistributed net realized gain (loss) was increased by $28,804 and shares of beneficial interest decreased by $913,607. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------
                                                                       2006(A)                         2005
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        356,440    $  7,764,152        716,139    $ 14,502,505
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                         64,296       1,332,111         80,682       1,558,318
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                         43,899         928,414         97,543       1,877,328
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         67,562       1,476,752         85,324       1,682,893
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (70,697)     (1,476,752)       (88,605)     (1,682,893)
=======================================================================================================================
Reacquired:
  Class A                                                     (1,542,592)    (33,673,092)    (1,931,027)    (38,120,202)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (922,690)    (19,309,155)    (1,113,024)    (21,111,562)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (327,302)     (6,892,457)      (445,351)     (8,432,014)
=======================================================================================================================
                                                              (2,331,084)   $(49,850,027)    (2,598,319)   $(49,725,627)
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 21% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM Opportunities II Fund

NOTE 12--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. As an investment company, the effective date for the Fund has been deferred until April 30, 2008, the first required reporting period of the fiscal year beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt the FIN 48 provisions during 2008.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2006          2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 20.41       $ 18.21    $ 17.21    $ 13.70    $ 16.11
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.10)        (0.08)     (0.12)     (0.27)     (0.07)(b)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.38          2.28       1.12       3.78      (2.34)
====================================================================================================================
    Total from investment operations                             2.28          2.20       1.00       3.51      (2.41)
====================================================================================================================
Net asset value, end of period                                $ 22.69       $ 20.41    $ 18.21    $ 17.21    $ 13.70
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 11.17%        12.08%      5.81%     25.62%    (14.96)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $48,265       $66,246    $79,680    $90,696    $90,696
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers and/or expense reimbursements                 3.50%(d)      2.10%      1.27%      2.45%      1.18%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              3.65%(d)      2.17%      1.29%      2.45%      1.28%
====================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers and/or expense reimbursements                 1.49%(d)      1.40%      1.20%      2.30%      1.07%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.64%(d)      1.47%      1.22%      2.30%      1.17%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.46)%(d)    (0.41)%    (0.69)%    (1.82)%    (0.44)%(b)
====================================================================================================================
Ratio of interest expense and dividends on short sales to
  average net assets(e)                                          2.01%(d)      0.70%      0.07%      0.15%      0.11%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           148%          174%       107%       216%       203%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share and the ratio of net investment income (loss) to average net assets would have remained the same.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $59,834,740.
(e) Ratio includes interest expense and fees on the committed line of credit.

AIM Opportunities II Fund

                                                                                     CLASS B
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2006          2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 19.58       $ 17.59    $ 16.73    $ 13.41    $ 15.89
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.25)        (0.21)     (0.23)     (0.36)     (0.18)(b)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.28          2.20       1.09       3.68      (2.30)
====================================================================================================================
    Total from investment operations                             2.03          1.99       0.86       3.32      (2.48)
====================================================================================================================
Net asset value, end of period                                $ 21.61       $ 19.58    $ 17.59    $ 16.73    $ 13.41
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 10.37%        11.31%      5.14%     24.76%    (15.61)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $29,030       $44,503    $59,702    $75,639    $75,250
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers and/or expense reimbursements                 4.25%(d)      2.78%      1.92%      3.10%      1.93%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              4.40%(d)      2.85%      1.94%      3.10%      1.93%
====================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers and/or expense reimbursements                 2.24%(d)      2.08%      1.85%      2.95%      1.82%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.39%(d)      2.15%      1.87%      2.95%      1.82%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.21)%(d)    (1.09)%    (1.34)%    (2.47)%    (1.19)%(b)
====================================================================================================================
Ratio of interest expense and dividends on short sales to
  average net assets(e)                                          2.01%(d)      0.70%      0.07%      0.15%      0.11%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           148%          174%       107%       216%       203%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share and the ratio of net investment income (loss) to average net assets would have remained the same.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $37,397,093.
(e) Ratio includes interest expense and fees on the committed line of credit.

AIM Opportunities II Fund

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                                                              ------------------------------------------------------
                                                               2006          2005       2004       2003       2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 19.59       $ 17.60    $ 16.73    $ 13.41    $ 15.89
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)(a)                               (0.25)        (0.21)     (0.23)     (0.36)     (0.18)(b)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  2.27          2.20       1.10       3.68      (2.30)
====================================================================================================================
    Total from investment operations                             2.02          1.99       0.87       3.32      (2.48)
====================================================================================================================
Net asset value, end of period                                $ 21.61       $ 19.59    $ 17.60    $ 16.73    $ 13.41
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 10.31%        11.31%      5.20%     24.76%    (15.61)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $10,982       $15,503    $20,048    $27,570    $29,798
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers and/or expense reimbursements                 4.25%(d)      2.78%      1.92%      3.10%      1.93%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              4.40%(d)      2.85%      1.94%      3.10%      1.93%
====================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers and/or expense reimbursements                 2.24%(d)      2.08%      1.85%      2.95%      1.82%
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.39%(d)      2.15%      1.87%      2.95%      1.82%
====================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.21)%(d)    (1.09)%    (1.34)%    (2.47)%    (1.19)%(b)
====================================================================================================================
Ratio of interest expense and dividends on short sales to
  average net assets(e)                                          2.01%(d)      0.70%      0.07%      0.15%      0.11%
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           148%          174%       107%       216%       203%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share and the ratio of net investment income (loss) to average net assets would have remained the same.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $13,615,487.
(e) Ratio includes interest expense and fees on the committed line of credit.

NOTE 14--SUBSEQUENT EVENTS

The Board of Trustees of Trust unanimously approved, on November 8, 2006 a Plan of Reorganization pursuant to which the Fund would transfer all of its assets and liabilities to AIM Select Equity Fund ("Buying Fund"), a series of AIM Funds Group ("the Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of the Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.

    The Plan of Reorganization requires approval of the Fund's shareholders. The Fund will submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on March 15, 2007. If approved by the Fund's shareholders, the Reorganizations are expected to be completed on or about March 26, 2007.

    Subsequent to the end of the reporting period, AIM has re-evaluated the methodology for computing performance-based advisory fees applicable to the Fund based upon recent Securities and Exchange Commission ("SEC") guidance. Accordingly, AIM has determined that it is appropriate to make a one-time payment to the Fund in the amount of $1,970,132 which includes interest of $245,948. Such payment was made on December 29, 2006 and represented 2.29% of the Fund net assets at the open of business on such date. In addition, the Fund adopted procedures, effective December 1, 2006, for calculating the investment advisory fees that are consistent with the current SEC regulations and guidance with respect to performance-based advisory fees.

    Effective as of the close of business on December 29, 2006, the Fund will be publicly offered on a limited basis. During such limited offering only certain investors will be able to purchase shares of the Fund.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.


SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is

AIM Opportunities II Fund
civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions (all the claims in this category of lawsuits were dismissed with prejudice by the court on September 29, 2006, except for the Section 36(b) claim which was dismissed with leave to amend to plead it properly as a derivative claim).

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Opportunities II Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Special Opportunities Funds and Shareholders of AIM Opportunities II Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM Opportunities II Fund (one of the funds constituting AIM Special Opportunities Funds, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those financial highlights.



As described in Note 14, the Board of Trustees has approved a plan of reorganization under which the Fund will merge with AIM Select Equity Fund. This merger is expected to take place following the approval by the Fund's shareholders, at which time the Fund will cease to operate.

PRICEWATERHOUSECOOPERS LLP

December 29, 2006
Houston, Texas

AIM Opportunities II Fund

TAX DISCLOSURES

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2006, April 30, 2006, July 31, 2006 and October 31, 2006, are 3.78%, 4.27%, 3.82% and 0.59%, respectively.

AIM Opportunities II Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(1) -- 1946      1998           Director and Chairman, A I M Management    None
  Trustee and Vice Chair                          Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954      2006           Director, Chief Executive Officer and      None
  Trustee, President and                          President, A I M Management Group Inc.,
  Principal                                       AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                               broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944        1998           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
  Trustee and Chair                               (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936             2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939          2001           Retired                                    Badgley Funds, Inc. (registered
  Trustee                                                                                    investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942           2003           Founder, Green, Manning & Bunch Ltd.,      None
  Trustee                                         (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941         2000           Director of a number of public and         None
  Trustee                                         private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952           1998           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
  Trustee                                         Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.

                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1998           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
  Trustee                                         Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950       1998           Formerly: Chief Executive Officer, YWCA    None
  Trustee                                         of the USA
-------------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942         1998           Partner, law firm of Pennock & Cooper      None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935          2001           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942               2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944     2005           Retired                                    Director, Mainstay VP Series
  Trustee                                                                                    Funds, Inc. (21 portfolios)
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Opportunities II Fund



The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958          2005           Senior Vice President and Senior Officer  N/A
  Senior Vice President and                       of The AIM Family of Funds--Registered
  Senior Officer                                  Trademark--

                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962             2006           Director, Senior Vice President,          N/A
  Senior Vice President, Chief                    Secretary and General Counsel, A I M
  Legal Officer and Secretary                     Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director, INVESCO
                                                  Funds Group Inc.; Senior Vice President,
                                                  Chief Legal Officer and Secretary of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--; and Manager, Powershares
                                                  Capital Management LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959         2004           Global Compliance Director, AMVESCAP      N/A
  Vice President                                  PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc.; Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc.; Vice President and
                                                  Chief Compliance Officer, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Vice President, AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; Senior Vice President and Chief
                                                  Compliance Officer of The AIM Family of
                                                  Funds--Registered Trademark--; and
                                                  Senior Vice President and Compliance
                                                  Director, Delaware Investments Family of
                                                  Funds
------------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956          2003           Senior Vice President and General
  Vice President                                  Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961        2004           Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                       Advisors, Inc.; and Vice President,
  Financial Officer and                           Treasurer and Principal Officer of The
  Treasurer                                       AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

  J. Philip Ferguson -- 1945       2005           Senior Vice President and Chief           N/A
  Vice President                                  Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960        2004           Director of Cash Management, Managing     N/A
  Vice President                                  Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)

                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967          2005           Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                           Officer, A I M Advisors, Inc., A I M
  Compliance Officer                              Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--

                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958         2006           Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                        Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.


OFFICE OF THE FUND               INVESTMENT ADVISOR                      DISTRIBUTOR              AUDITORS
11 Greenway Plaza                A I M Advisors, Inc.                    A I M Distributors,      PricewaterhouseCoopers
Suite 100                        11 Greenway Plaza                       Inc.                     LLP
Houston, TX 77046-1173           Suite 100                               11 Greenway Plaza        1201 Louisiana Street
                                 Houston, TX 77046-1173                  Suite 100                Suite 2900
                                                                         Houston, TX 77046-1173   Houston, TX 77002-5678


COUNSEL TO THE FUND              COUNSEL TO THE                          TRANSFER AGENT           CUSTODIAN
Ballard Spahr                    INDEPENDENT TRUSTEES                    AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP         Kramer, Levin, Naftalis & Frankel LLP   Services, Inc.           Trust Company
1735 Market Street, 51st Floor   1177 Avenue of the Americas             P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599      New York, NY 10036-2714                 Houston, TX 77210-4739   Boston, MA 02110-2801

          [EDELIVERY GO PAPERLESS AIMINVESTMENTS.COM/EDELIVERY GRAPHIC]

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If used after January 20, 2007, this report must be accompanied by a Fund
Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $450 billion in assets under management as of October 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

This AIM service is provided by AIM Investment Services, Inc.

AIMINVESTMENTS.COM   OPP2-AR-1   A I M Distributors, Inc.

[YOUR GOALS. OUR SOLUTIONS.]
 -- REGISTERED TRADEMARK --

Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

                                                      AIM Opportunities III Fund
                                Annual Report to Shareholders - October 31, 2006

DOMESTIC EQUITY

Large-Cap Blend

Table of Contents

Supplemental Information.................................................      2
Letters to Shareholders..................................................      3
Performance Summary......................................................      5
Management Discussion....................................................      5
Fund Expenses............................................................      7
Long-term Fund Performance...............................................      8
Approval of Advisory Agreement...........................................     10
Schedule of Investments..................................................    F-1
Financial Statements.....................................................    F-6
Notes to Financial Statements............................................   F-10
Financial Highlights.....................................................   F-17
Auditor's Report.........................................................   F-21
Tax Disclosures..........................................................   F-22
Trustees and Officers....................................................   F-23

                               [COVER GLOBE IMAGE]

[AIM INVESTMENT SOLUTIONS]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

[DOMESTIC   [INTERNATIONAL/     [SECTOR
  EQUITY]    GLOBAL EQUITY]      EQUITY]

[GRAPHIC]      [GRAPHIC]        [GRAPHIC]

[FIXED        [ALLOCATION     [DIVERSIFIED
INCOME]        SOLUTIONS]      PORTFOLIOS]

[AIM INVESTMENTS LOGO]
--REGISTERED TRADEMARK--

AIM Opportunities III Fund

AIM OPPORTUNITIES III FUND SEEKS LONG-TERM GROWTH OF CAPITAL.

- Unless otherwise stated, information presented in this report is as of October 31, 2006, and is based on total net assets.

About share classes

- Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

Principal risks of investing in the Fund

- Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

- Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

- The Fund is non-diversified, which increases the risk that the value of the Fund's shares may vary more widely, and the Fund may be subject to greater investment and credit risk than if the Fund invested more broadly.

- The Fund may use enhanced investment techniques such as short sales. Short sales carry the risk of buying a security back at a higher price at which the Fund's exposure is unlimited.

- The Fund's long/short investment techniques, along with other alternative investment strategies (e.g., options), present higher risks. The Fund may not be appropriate for all investors.

- Because the Fund uses short sales and leveraging, expenses are expected to be higher than for traditional mutual funds.

About indexes used in this report

- The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500 --REGISTERED TRADEMARK-- Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

- The unmanaged Lipper Large-Cap Core Funds Index represents an average of the performance of the 30 largest large-capitalization core equity funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- The unmanaged Lipper Large-Cap Value Funds Index represents an average of the performance of the 30 largest large-capitalization value funds tracked by Lipper Inc., an independent mutual fund performance monitor.

- In conjunction with the Fund's change in investment style from value to core, the Fund has elected to use the Lipper Mid-Cap Core Funds Index to represent its peer group rather than the Lipper Mid-Cap Value Funds Index.

- The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

- A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

- The returns shown in management's discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

- Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor's.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-08697 and 333-47949

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

FUND NASDAQ SYMBOLS

Class A Shares   LCPAX
Class B Shares   LCPBX
Class C Shares   LCPCX

AIMINVESTMENTS.COM

AIM Opportunities III Fund

[TAYLOR PHOTO]
Philip Taylor

Dear Shareholders of The AIM Family of Funds --REGISTERED TRADEMARK--:

We're pleased to provide you with this report, which includes a discussion of how your Fund was managed during the review period ended October 31, 2006, and what factors affected its performance.

     As we approach the end of 2006, it seems likely that many investors may see the value of their investments increase this year. Global equity markets, collectively, recorded double-digit gains for the year ended October 31, 2006, as did the U.S. stock market. Also, the investment grade bond market in the United States rose for the same period.

     While stock and bond markets generally enjoyed positive year-to-date returns, their performance was affected by short-term economic and geopolitical events. For example, the U.S. stock market was weak in the second quarter of 2006 when it appeared that inflation might be rising. Only after the U.S. Federal Reserve Board decided in August that inflation was contained and that short-term interest rates need not be increased--the first time it kept rates unchanged in more than two years--did equities truly surge.

     Short-term market fluctuations are a fact of life for all investors. At AIM Investments --REGISTERED TRADEMARK--, we believe that investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments can help by offering a broad product line that gives your financial advisor the necessary tools to build a portfolio that's right for you regardless of market conditions. AIM Investments offers a comprehensive range of retail mutual funds, including domestic, global and international equity funds, taxable and tax-exempt fixed-income funds, and a variety of allocation portfolios--with varied risk and return characteristics to match your needs. We maintain this extensive set of product solutions for one reason: We believe in the value of comprehensive, diversified investment portfolios.

     We've changed the look of our annual reports to reflect that belief. In our marketing and now our shareholder literature, we represent a fully diversified portfolio graphically as an allocation pie chart and assign each asset class a color--green for domestic equity, blue for international, orange for sector and purple for fixed income. A legend in the left column illustrates the methodology. Your report cover now shows your Fund's asset class color, plus the asset class and sub-asset class name are shown in the upper-left corner. The reason for these changes is to help you better understand where your Fund fits into your overall portfolio.

     AIM has a variety of investment solutions, and knowing which ones are right for your portfolio is complex. That's why we also believe in the value of a trusted financial advisor who will work with you to create an investment plan you can stick with for the long term. Your financial advisor can help allocate your portfolio appropriately and review your investments regularly to help ensure they remain suitable as your financial situation changes. While there are no guarantees with any investment program, a long-term plan that's based on your financial goals, risk tolerance and time horizon is more likely to keep you and your investments on track.

Our commitment to you

In the short term, the one sure thing about markets is their unpredictability. While past performance cannot guarantee comparable future results, we believe that staying invested for the long term with a thoughtful plan offers the best opportunity for weathering that unpredictability. We at AIM Investments remain committed to building enduring solutions to help you achieve your investment goals, and we're pleased you've placed your trust in us.

     Information about investing, the markets and your Fund is always available on our Web site, AIMinvestments.com. If you have questions about your individual account, we invite you to contact one of our highly trained client services representatives at 800-959-4246.

Sincerely,


/S/ PHILIP TAYLOR
------------------------------
Philip Taylor
President - AIM Funds CEO,
AIM Investments

December 14, 2006

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM Opportunities III Fund

[CROCKETT PHOTO]
Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

At our meeting at the end of June, your Board completed its comprehensive review* of each fund's advisory agreement with A I M Advisors, Inc. (AIM) to make certain your interests are being served in terms of fees, performance and operations.

     Looking ahead, your Board finds many reasons to be positive about AIM's management and strategic direction. Most importantly, AIM's investment management discipline has paid off in terms of improved overall performance. We are also pleased with AIM's efforts to seek more cost-effective ways of delivering superior service.

     In addition, AIM is realizing the benefits of belonging to a leading independent global investment management organization in its parent company, AMVESCAP PLC, which is dedicated to helping people worldwide build their financial security. AMVESCAP managed approximately $450 billion globally as of October 31, 2006, operating under the AIM, INVESCO, AIM Trimark, INVESCO PERPETUAL and Atlantic Trust brands. These companies are home to an abundance of investment talent that is gradually being integrated and leveraged into centers of excellence, each focusing on a given market segment or asset class. Over the next few years, your Board will be meeting at these various centers of excellence to learn about their progress and how they may serve you through our goal of enhancing performance and reducing costs.

     The seven new AIM funds--which include Asian funds, structured U.S. equity funds and specialized bond funds--are an early example of the kind of opportunities the AMVESCAP organization can provide AIM clients. More information on these funds can be found on AIM's Web site.

     Your Board is very pleased with the overall direction and progress of the AIM Funds. We're working closely and effectively with AIM's management to continue this momentum. As always, your Board is eager to hear your views on how we might better serve you. Please send your comments in a letter addressed to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

Sincerely,


/S/ BRUCE L. CROCKETT
------------------------------------
Bruce L. Crockett
Independent Chair AIM
Funds Board

December 14, 2006

* To learn more about all the factors we considered before approving each fund's advisory agreement, go to the "Products & Performance" tab at the AIM Web site (AIMinvestments.com) and click on "Investment Advisory Agreement Renewals." The approval of advisory agreement information for your Fund is also included in this annual report on pages 10-11.

AIM Opportunities III Fund

Management's discussion of Fund performance

PERFORMANCE SUMMARY

For the year ended October 31, 2006, AIM Opportunities III Fund produced positive returns for shareholders. Excluding applicable sales charges, the Fund underperformed its broad market index, S&P 500 Index, which also serves as the Fund's style-specific and advisory fee benchmark. Overall, small-cap stocks generally outperformed mid-cap stocks and large-cap stocks. The positive returns for the Fund were driven by positions within financials, industrials and energy. However, underperformance versus the S&P 500 Index was largely attributable to the portfolio's holdings within the utilities, information technology and health care sectors.

     Your Fund's long-term performance appears on pages 8 and 9.

FUND VS. INDEXES

Total returns, 10/31/05-10/31/06, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares                                                 13.33%
Class B Shares                                                 12.48
Class C Shares                                                 12.48
S&P 500 Index (Broad Market and Style-Specific Index)          16.33
Lipper Large-Cap Core Funds Index (Peer Group Index)           14.65
Lipper Large-Cap Value Funds Index (Former Peer Group Index)   18.41

SOURCE: LIPPER INC.

How we invest

We have developed a quantitative investment process based on tenets of mathematics, statistics and behavioral finance focusing on U.S. domestic large-cap stocks. It has two main components:

1.   Stock Selection:

- We believe certain qualities, such as growth and stability of earnings, profitability and financial strength, identify companies as probable strong performers.

- We measure each candidate for the portfolio against these qualities to identify companies we believe may increase in value in the next six to 12 months (long positions) or decrease in value over that period (short positions). Short selling is used to capitalize on an expected decline in a security's price.

- Long positions exhibit the best earnings growth potential and least potential for earnings disappointments in our opinion; short positions generally exhibit the opposite traits.

2.   Risk Management:

- Our risk model looks at how these companies perform in response to changes in economic factors such as inflation, industrial production, the price of oil, and so on. Such changes will have positive impact on some companies and negative impact on others.

- Given the push/pull of these risk factors, we try to manage the Fund's overall risk by pairing stocks that benefit from an improvement in a certain factor with those that benefit from worsening in that same factor. Our goal is for the Fund to benefit whichever way the market moves.

     We consider selling or reducing our position in a particular security when:

-    The stock no longer exhibits characteristics that drive performance.

- Holding the security adds too much additional risk to the overall portfolio.

Market conditions and your Fund

In the past year, we have begun to see a moderation of economic growth as the U.S. Federal Reserve Board (the Fed) raised the federal funds target rate 17 times since June 2004 increasing it to 5.25% before pausing in August 2006. Although the current level of interest rates is low by historical standards, a five-fold increase over a two-year period slowed the economy. Gross domestic product, a measure of economic growth, slowed to an annualized growth rate of 2.2% in the third quarter of 2006. Also, inflation as measured by the consumer price index

                                                                     (continued)

PORTFOLIO COMPOSITION

By sector; long and short holdings, based on total investments

                                   [PIE CHART]

Energy                              7.1%
Utilities                           5.7%
Materials                           4.1%
Telecommunication Services          2.5%
Money Market Funds Plus
   Other Assets Less Liabilities    2.5%
Financials                         23.8%
Consumer Discretionary             13.2%
Industrials                        12.6%
Information Technology             11.8%
Health Care                         9.0%
Consumer Staples                    7.7%

TOP 10 LONG POSITIONS*

1. Exxon Mobil Corp.                 4.4%
2. Bank of America Corp.             4.4
3. FirstEnergy Corp.                 3.2
4. Moody's Corp.                     3.2
5. Microsoft Corp.                   2.9
6. McGraw-Hill Cos., Inc. (The)      2.8
7. General Dynamics Corp.            2.7
8. UnitedHealth Group Inc.           2.5
9. 3M Co.                            2.4
10. Merck & Co. Inc.                 2.3

TOP FIVE SHORT POSITIONS*

1. SLM Corp.                           1.5%
2. NiSource Inc.                       1.4
3. TECO Energy, Inc.                   1.4
4. Kinder Morgan Management, LLC.      1.3
5. M/I Homes, Inc.                     1.2
Total Number of Long Holdings*         157
Total Number of Short Holdings*         35
Total Net Assets                    $61.67 million

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*    Excluding money market fund holdings.

AIM Opportunities III Fund

increased at an annualized rate of 3.4% in September 2006, which is comparable with the inflation rate for 2005. Despite a moderating economic environment, the labor force has remained largely unaffected with the unemployment rate at 4.4% at the close of the fiscal year.

     Positive performance for the Fund was largely driven by exposure to the financials, industrials and energy sectors, which were not the best performing sectors in the S&P 500 Index; but stock selection helped the Fund outperform in these sectors. Unfortunately, this performance was not significant enough to enable the Fund to outperform the style-specific index, which had better performance within the health care, information technology and utilities sectors.

     A contributor to Fund performance was Exxon Mobil, one of the world's largest energy companies. The firm benefited from the increased price of oil, which has been driven by demand and concerns over geopolitical issues. As a result of the rise in the price of oil, the company recently announced all-time high profit levels. Recent growth has allowed the firm to strengthen its balance sheet and capital structure, both factors that our analysis identified as positive drivers of performance and which led us to buy the stock.

     Within the financials sector, Bank of America was a significant contributor to performance. This global financial institution is an industry leader with an assortment of business channels spanning retail consumer loans to investment banking services. The company has performed well despite the effects of rising interest rates and a slowing housing market, largely due to its diversified business lines.

     A stock that detracted from performance was Intel, the world's largest manufacturer of semiconductor computer chips. The Fund continued to hold the stock based on what we believe is its attractive valuation, a factor that we take into consideration when looking at firms in the information technology sector. Continued weak earnings are a concern for the firm, and this and other issues over the past year have prompted the company to undertake a comprehensive strategic review of its business.

     A short position that detracted from performance was Keyspan, a regulated natural gas utility company that operates in the northeastern United States. Our analysis indicated that the stock was overvalued, based on the company's declining earning estimates. During the first quarter of 2006, National Grid (not a Fund holding), a British based utility operator, announced a bid to purchase the company at a premium to the price at which Keyspan's stock was trading. This news caused the price of Keyspan to jump, negatively affecting our short position which we have since eliminated from the Fund.

     During the reporting period, all sectors within the style-specific benchmark produced positive performance. The period resembled a "rising tide lifts all boats" environment in which many of the stocks in the index experienced strong returns regardless of fundamentals. When selecting stocks to short, our analysis identifies factors that have historically been associated with declines in stock prices. While those factors present in our short positions did not uniformly result in price declines, it is our belief that over time, fundamentals drive stock prices, and by adhering to our process, the Fund may potentially benefit. As a whole, the short positions accounted for approximately 25% of the Fund and were net detractors for the fiscal year.

     The investment management team uses leverage in the Fund which allows it to borrow capital and invest in additional opportunities that would otherwise not be possible if the Fund were to rely solely on net assets under management. The additional long exposure represented approximately 25% of the Fund and when this is considered in relation to the approximately 25% of the Fund short positions, the effect on the overall portfolio is a net 100% long exposure to the market. The use of leverage enhanced portfolio returns during the period.

     At the end of the reporting fiscal year, the impact of market trends and our allocation decisions resulted in the portfolio being primarily underweight in the health care sector and overweight in the utilities sector. At the close of the fiscal year, the Fund continued to be positioned in line with its investment discipline.

In closing

Our investment discipline is focused on seeking consistent and strong risk-adjusted returns for shareholders by adhering to our disciplined quantitative investment process for a period of years, not months, and we believe that the Fund should be viewed as a long-term investment. We thank you for your continued investment in AIM Opportunities III Fund.

The views and opinions expressed in management's discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

     See important Fund and index disclosures on the inside front cover.

[IZUEL PHOTO]
Derek S. Izuel

Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Opportunities III Fund. Mr. Izuel began his investment career in 1997. He earned a B.A. in computer science from the University of California and an M.B.A. from the University of Michigan.

[NGUYEN PHOTO]
Duy Nguyen

Chartered Financial Analyst, portfolio manager, is manager of AIM Opportunities III Fund. Mr. Nguyen joined AIM in 2000. He earned a B.B.A. from The University of Texas and an M.S. in finance from the University of Houston.

Assisted by the Global Quantitative Strategies Team

FOR A PRESENTATION OF YOUR FUND'S LONG-TERM PERFORMANCE, PLEASE SEE PAGES 8 AND
9.

AIM Opportunities III Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2006, through October 31, 2006.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

     The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                              HYPOTHETICAL
                                                           (5% ANNUAL RETURN
                                   ACTUAL                   BEFORE EXPENSES)
                        ---------------------------   ---------------------------
          BEGINNING         ENDING        EXPENSES        ENDING        EXPENSES    ANNUALIZED
SHARE   ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING   ACCOUNT VALUE   PAID DURING     EXPENSE
CLASS      (5/1/06)     (10/31/06)(1)    PERIOD(2)      (10/31/06)     PERIOD(2)       RATIO
-----   -------------   -------------   -----------   -------------   -----------   ----------
A         $1,000.00       $1,051.50        $17.17      $1,008.47         $16.81        3.32%
B          1,000.00        1,047.90         21.01       1,004.69          20.57        4.07
C          1,000.00        1,047.90         21.01       1,004.69          20.57        4.07

(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2006, through October 31, 2006, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended October 31, 2006, appear in the table "Cumulative Total Returns" on page 9.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

AIM Opportunities III Fund

Your Fund's long-term performance

RESULTS OF A $10,000 INVESTMENT
Fund data from 12/30/99, index data from 12/31/99

Past performance cannot guarantee comparable future results.

     The data shown in the chart include reinvested distributions, applicable sales charges, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

     In conjunction with the Fund's change in investment style from value to core, the Fund has elected to use the Lipper Large-Cap Core Funds Index to represent its peer group rather than the Lipper Large-Cap Value Funds Index.

                                [MOUNTAIN CHART]

           AIM OPPORTUNITIES
               III FUND-       S&P 500    LIPPER LARGE-CAP   LIPPER LARGE-CAP
DATE         CLASS A SHARES     INDEX    VALUE FUNDS INDEX   CORE FUNDS INDEX
----       -----------------   -------   -----------------   ----------------
12/30/99         $ 9450
   12/99           9450         $10000         $10000             $10000
   01/00           9800           9498           9577               9596
   02/00          11670           9318           9175               9593
   03/00          12095          10229          10015              10427
   04/00          11538           9921           9903              10086
   05/00          10952           9718           9911               9829
   06/00          12132           9957           9801              10189
   07/00          12397           9802           9757              10030
   08/00          13654          10410          10322              10722
   09/00          13427           9861          10159              10151
   10/00          12907           9819          10240              10034
   11/00          11632           9045           9801               9151
   12/00          12366           9090          10195               9263
   01/01          12220           9412          10280               9525
   02/01          11023           8554           9785               8639
   03/01          10400           8013           9405               8109
   04/01          10750           8635           9937               8725
   05/01          10712           8693          10097               8774
   06/01          10293           8481           9823               8541
   07/01           9991           8398           9756               8417
   08/01           9349           7873           9299               7922
   09/01           8531           7237           8573               7320
   10/01           8599           7375           8629               7493
   11/01           9086           7941           9183               7984
   12/01           9076           8010           9321               8074
   01/02           8832           7893           9149               7947
   02/02           8355           7741           9099               7814
   03/02           8648           8032           9500               8080
   04/02           8171           7546           9095               7657
   05/02           8131           7490           9108               7601
   06/02           7615           6957           8472               7076
   07/02           7167           6415           7741               6551
   08/02           7070           6457           7793               6604
   09/02           6466           5756           6892               5963
   10/02           6875           6262           7398               6426
   11/02           7177           6630           7861               6713
   12/02           6719           6241           7487               6360
   01/03           6622           6077           7309               6193
   02/03           6534           5986           7126               6111
   03/03           6564           6044           7121               6162
   04/03           7021           6542           7723               6616
   05/03           7323           6886           8198               6937
   06/03           7421           6974           8292               7005
   07/03           7625           7097           8407               7116
   08/03           7762           7235           8549               7253
   09/03           7606           7159           8453               7160
   10/03           7830           7563           8920               7510
   11/03           7888           7630           9029               7573
   12/03           8151           8030           9583               7937
   01/04           8267           8177           9728               8049
   02/04           8287           8291           9934               8144
   03/04           8112           8166           9815               8017
   04/04           7897           8038           9634               7892
   05/04           7965           8148           9704               7973
   06/04           8082           8306           9918               8115
   07/04           7615           8031           9679               7828
   08/04           7615           8063           9749               7833
   09/04           7674           8151           9864               7923
   10/04           7849           8275           9970               8030
   11/04           7985           8610          10402               8335
   12/04           8229           8903          10733               8595
   01/05           8112           8686          10525               8401
   02/05           8404           8868          10820               8558
   03/05           8277           8712          10644               8401
   04/05           8161           8546          10433               8214
   05/05           8307           8818          10677               8480
   06/05           8414           8831          10786               8509
   07/05           8570           9159          11137               8811
   08/05           8404           9076          11089               8731
   09/05           8463           9149          11196               8831
   10/05           8268           8996          10962               8726
   11/05           8600           9336          11339               9060
   12/05           8600           9340          11405               9087
   01/06           8805           9587          11738               9341
   02/06           8805           9613          11759               9299
   03/06           8893           9732          11907               9467
   04/06           8912           9863          12203               9566
   05/06           8581           9580          11905               9276
   06/06           8717           9592          11914               9284
   07/06           8698           9651          12096               9252
   08/06           8767           9881          12319               9481
   09/06           8991          10135          12605               9682
   10/06           9371          10465          12981              10004

                                                             SOURCE: LIPPER INC.

AIM Opportunities III Fund

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/06, including applicable sales charges

CLASS A SHARES
Inception (12/30/99)   -0.95%
   5 Years              0.60
   1 Year               7.15

CLASS B SHARES
Inception (3/31/00)    -4.48%
   5 Years              0.62
   1 Year               7.48

CLASS C SHARES
Inception (3/31/00)    -4.48%
   5 Years              1.03
   1 Year              11.48

AVERAGE ANNUAL TOTAL RETURNS

As of 9/30/06, the most recent calendar quarter-end, including applicable sales charges

CLASS A SHARES
Inception (12/30/99)   -1.56%
   5 Years             -0.08
   1 Year               0.33

CLASS B SHARES
Inception (3/31/00)    -5.14%
   5 Years             -0.03
   1 Year               0.38

CLASS C SHARES
Inception (3/31/00)    -5.14%
   5 Years              0.37
   1 Year               4.50

CUMULATIVE TOTAL RETURNS

6 months ended 10/31/06, excluding applicable sales charges

Class A Shares   5.15%
Class B Shares   4.79
Class C Shares   4.79

THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND CANNOT GUARANTEE COMPARABLE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE VISIT AIMINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE. PERFORMANCE FIGURES REFLECT REINVESTED DISTRIBUTIONS, CHANGES IN NET ASSET VALUE AND THE EFFECT OF THE MAXIMUM SALES CHARGE UNLESS OTHERWISE STATED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

     CLASS A SHARE PERFORMANCE REFLECTS THE MAXIMUM 5.50% SALES CHARGE, AND CLASS B AND CLASS C SHARE PERFORMANCE REFLECTS THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE CDSC ON CLASS B SHARES DECLINES FROM 5% BEGINNING AT THE TIME OF PURCHASE TO 0% AT THE BEGINNING OF THE SEVENTH YEAR. THE CDSC ON CLASS C SHARES IS 1% FOR THE FIRST YEAR AFTER PURCHASE.

     THE PERFORMANCE OF THE FUND'S SHARE CLASSES WILL DIFFER DUE TO DIFFERENT SALES CHARGE STRUCTURES AND CLASS EXPENSES.

AIM Opportunities III Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Special Opportunities Funds (the "Board") oversees the management of AIM Opportunities III Fund (the "Fund") and, as required by law, determines annually continuance of the Fund's advisory agreement with A I M Advisors, Inc. ("AIM"). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the "Advisory Agreement") between the Fund and AIM for another year, effective July 1, 2006.

     The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board's ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

     One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund's proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms' length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below.

     The discussion below serves as a summary of the Senior Officer's independent written evaluation, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board's approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm's length negotiations.

     Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund's performance, advisory fees, expense limitations and/or fee waivers.

- The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

- The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM's portfolio and product review process, various back office support functions provided by AIM and AIM's equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

- The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund's performance in such periods was below the median performance of such comparable funds. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Large-Cap Value Index. The Board noted that the Fund's performance in such periods was below the performance of such Index. The Board noted that AIM has recently made changes to the Fund's portfolio management team, which need more time to be evaluated before a conclusion can be made that the changes have addressed the Fund's under-performance. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund's portfolio management team at this time. However, due to the Fund's under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund's Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

- Meetings with the Fund's portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund's portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

- Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

- Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was (i) above the effective advisory fee rates (before waivers) for three mutual funds advised by AIM with investment strategies comparable to those of the Fund; (ii) above the effective advisory fee rate (before waivers) for one variable insurance fund advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; (iii) above the effective sub-advisory fee rate for one variable insurance fund sub-advised by an AIM affiliate and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; and (iv) above the total advisory fee rates for 88 separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund, as discussed below. The Board also noted that the Fund's advisory fee is structured as a fulcrum fee, with a base component and a performance adjustment component. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund's rate was above the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has

                                                                     (continued)

AIM Opportunities III Fund

agreed to waive advisory fees of the Fund, as discussed below. The Board also noted that the Fund's advisory fee is structured as a fulcrum fee, with a base component and a performance adjustment component. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

- Expense limitations and fee waivers. The Board noted that at their request AIM has contractually agreed to waive advisory fees to the extent necessary such that the advisory fee AIM receives does not exceed an annual base management fee of 1.00%, subject to a maximum annual performance adjustment upward or downward of 0.50%, through June 30, 2007. As a result of this waiver, the Board noted that the net advisory fees are limited to a maximum of 1.50% and a minimum of 0.50%. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2007. The Board considered the effect this fee waiver would have on the Fund's estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

- Breakpoints and economies of scale. The Board reviewed the structure of the Fund's advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund's advisory fee schedule. The Board reviewed the level of the Fund's advisory fees, and noted that such fees, as a percentage of the Fund's net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board concluded that the Fund's fee levels under the Advisory Agreement therefore would not reflect economies of scale.

- Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, "cash balances") of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

- Independent written evaluation and recommendations of the Fund's Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM's affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer's written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer's written evaluation.

- Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM's (and its affiliates') investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM's operations remain profitable, although increased expenses in recent years have reduced AIM's profitability. Based on the review of the profitability of AIM's and its affiliates' investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

- Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through "soft dollar" arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

- AIM's financial soundness in light of the Fund's needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

- Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board's knowledge of AIM's operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

- Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board's approval of the continuance of the Advisory Agreement for the Fund.

AIM Opportunities III Fund

SCHEDULE OF INVESTMENTS

October 31, 2006



                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-121.82%

ADVERTISING-0.24%

Omnicom Group Inc.                                1,486    $    150,755
=======================================================================

AEROSPACE & DEFENSE-4.40%

General Dynamics Corp.(a)                        23,634       1,680,377
-----------------------------------------------------------------------
Lockheed Martin Corp.                            11,903       1,034,728
=======================================================================
                                                              2,715,105
=======================================================================

AIR FREIGHT & LOGISTICS-0.34%

United Parcel Service, Inc.-Class B               2,779         209,398
=======================================================================

AIRLINES-0.31%

Continental Airlines, Inc.-Class B(b)             5,245         193,436
=======================================================================

APPAREL RETAIL-2.30%

American Eagle Outfitters, Inc.                   4,219         193,230
-----------------------------------------------------------------------
AnnTaylor Stores Corp.(b)                         5,949         261,875
-----------------------------------------------------------------------
Cato Corp. (The)-Class A                         10,400         238,056
-----------------------------------------------------------------------
Charlotte Russe Holding Inc.(b)                   5,750         158,988
-----------------------------------------------------------------------
Christopher & Banks Corp.                         8,106         218,781
-----------------------------------------------------------------------
Gymboree Corp. (The)(b)                           7,411         344,315
=======================================================================
                                                              1,415,245
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.50%

Phillips-Van Heusen Corp.                         6,765         309,566
=======================================================================

APPLICATION SOFTWARE-0.43%

FactSet Research Systems Inc.                     5,246         267,021
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.19%

Bank of New York Co., Inc. (The)                  2,801          96,270
-----------------------------------------------------------------------
MCG Capital Corp.                                35,589         637,755
=======================================================================
                                                                734,025
=======================================================================

BREWERS-0.62%

Anheuser-Busch Cos., Inc.                         8,036         381,067
=======================================================================

BROADCASTING & CABLE TV-0.77%

Comcast Corp.-Class A(b)                         11,743         477,588
=======================================================================

CASINOS & GAMING-0.51%

Churchill Downs Inc.                              7,439         315,562
=======================================================================

CATALOG RETAIL-0.87%

Blair Corp.(a)                                   17,093         538,429
=======================================================================

COMMERCIAL PRINTING-0.53%

Bowne & Co., Inc.                                20,783         324,838
=======================================================================


                                                SHARES        VALUE
-----------------------------------------------------------------------


COMMODITY CHEMICALS-0.81%

Lyondell Chemical Co.                            10,548    $    270,767
-----------------------------------------------------------------------
Westlake Chemical Corp.                           7,296         230,189
=======================================================================
                                                                500,956
=======================================================================

COMMUNICATIONS EQUIPMENT-3.17%

Cisco Systems, Inc.(b)                           42,794       1,032,619
-----------------------------------------------------------------------
Corning Inc.(b)                                   6,529         133,388
-----------------------------------------------------------------------
EMS Technologies, Inc.(b)                        20,956         382,447
-----------------------------------------------------------------------
Motorola, Inc.                                    6,973         160,797
-----------------------------------------------------------------------
QUALCOMM Inc.                                     6,690         243,449
=======================================================================
                                                              1,952,700
=======================================================================

COMPUTER HARDWARE-3.29%

Apple Computer, Inc.(a)(b)                        6,343         514,290
-----------------------------------------------------------------------
Hewlett-Packard Co.                              26,374       1,021,729
-----------------------------------------------------------------------
International Business Machines Corp.             5,361         494,981
=======================================================================
                                                              2,031,000
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.80%

Komag, Inc.(b)                                    3,516         134,487
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(b)            5,631         358,075
=======================================================================
                                                                492,562
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.53%

Caterpillar Inc.                                 12,417         753,836
-----------------------------------------------------------------------
Cummins Inc.                                      4,395         558,077
-----------------------------------------------------------------------
PACCAR Inc.                                       4,147         245,544
=======================================================================
                                                              1,557,457
=======================================================================

CONSUMER ELECTRONICS-0.45%

Garmin Ltd.                                       5,176         276,450
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.01%

Paychex, Inc.                                    15,710         620,231
=======================================================================

DEPARTMENT STORES-1.97%

J.C. Penney Co., Inc.                             6,374         479,516
-----------------------------------------------------------------------
Kohl's Corp.(a)(b)                               10,421         735,723
=======================================================================
                                                              1,215,239
=======================================================================

DIVERSIFIED BANKS-0.55%

U.S. Bancorp                                      6,793         229,875
-----------------------------------------------------------------------
Wells Fargo & Co.                                 2,954         107,201
=======================================================================
                                                                337,076
=======================================================================

AIM Opportunities III Fund



                                                SHARES        VALUE
-----------------------------------------------------------------------

DIVERSIFIED CHEMICALS-2.21%

Dow Chemical Co. (The)                           23,202    $    946,410
-----------------------------------------------------------------------
Eastman Chemical Co.                              6,872         418,642
=======================================================================
                                                              1,365,052
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.34%

AMREP Corp.                                       2,967         212,437
=======================================================================

DRUG RETAIL-0.55%

Walgreen Co.                                      7,759         338,913
=======================================================================

EDUCATION SERVICES-0.26%

Corinthian Colleges, Inc.(b)                     13,002         159,275
=======================================================================

ELECTRIC UTILITIES-4.55%

Allegheny Energy, Inc.(b)                         6,682         287,526
-----------------------------------------------------------------------
Cleco Corp.                                      20,731         532,787
-----------------------------------------------------------------------
FirstEnergy Corp.(a)                             33,759       1,986,717
=======================================================================
                                                              2,807,030
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.21%

Emerson Electric Co.                              1,562         131,833
=======================================================================

FOOD RETAIL-0.25%

Great Atlantic & Pacific Tea Co., Inc. (The)      5,649         156,308
=======================================================================

FOOTWEAR-1.03%

NIKE, Inc.-Class B                                6,913         635,166
=======================================================================

GAS UTILITIES-1.59%

Chesapeake Utilities Corp.                        3,805         118,335
-----------------------------------------------------------------------
Energen Corp.                                     9,408         402,851
-----------------------------------------------------------------------
Questar Corp.                                     5,628         458,569
=======================================================================
                                                                979,755
=======================================================================

HEALTH CARE DISTRIBUTORS-0.40%

McKesson Corp.(a)                                 4,911         245,992
=======================================================================

HEALTH CARE EQUIPMENT-4.53%

Baxter International Inc.                        10,303         473,629
-----------------------------------------------------------------------
Becton, Dickinson and Co.(a)                     10,042         703,241
-----------------------------------------------------------------------
Biosite Inc.(b)                                   2,576         118,316
-----------------------------------------------------------------------
IDEXX Laboratories, Inc.(b)                       3,926         326,683
-----------------------------------------------------------------------
Mentor Corp.                                      7,955         372,294
-----------------------------------------------------------------------
Palomar Medical Technologies, Inc.(b)             3,599         169,477
-----------------------------------------------------------------------
SurModics, Inc.(b)                                6,738         235,156
-----------------------------------------------------------------------
Zoll Medical Corp.(b)                            10,246         396,520
=======================================================================
                                                              2,795,316
=======================================================================

HEALTH CARE SUPPLIES-0.51%

ICU Medical, Inc.(b)                              7,417         313,368
=======================================================================


                                                SHARES        VALUE
-----------------------------------------------------------------------


HOME FURNISHINGS-0.58%

Ethan Allen Interiors Inc.                        4,156    $    148,037
-----------------------------------------------------------------------
Tempur-Pedic International Inc.(b)               10,553         208,316
=======================================================================
                                                                356,353
=======================================================================

HOMEBUILDING-0.19%

Centex Corp.                                      2,246         117,466
=======================================================================

HOMEFURNISHING RETAIL-0.13%

Haverty Furniture Cos., Inc.                      4,942          78,084
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.79%

Ambassadors Group, Inc.                           8,487         232,459
-----------------------------------------------------------------------
Ambassadors International, Inc.                   6,488         253,032
=======================================================================
                                                                485,491
=======================================================================

HYPERMARKETS & SUPER CENTERS-0.87%

Wal-Mart Stores, Inc.                            10,929         538,581
=======================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-1.35%

AES Corp. (The)(b)                                6,968         153,226
-----------------------------------------------------------------------
TXU Corp.(a)                                     10,759         679,216
=======================================================================
                                                                832,442
=======================================================================

INDUSTRIAL CONGLOMERATES-4.05%

3M Co.                                           18,511       1,459,407
-----------------------------------------------------------------------
General Electric Co.                             22,200         779,442
-----------------------------------------------------------------------
Tyco International Ltd.                           8,889         261,604
=======================================================================
                                                              2,500,453
=======================================================================

INDUSTRIAL MACHINERY-2.51%

Eaton Corp.                                       9,729         704,672
-----------------------------------------------------------------------
Illinois Tool Works Inc.                         13,152         630,375
-----------------------------------------------------------------------
Ingersoll-Rand Co. Ltd.-Class A                   5,804         213,065
=======================================================================
                                                              1,548,112
=======================================================================

INTEGRATED OIL & GAS-8.30%

Chevron Corp.                                    10,012         672,806
-----------------------------------------------------------------------
ConocoPhillips                                    6,292         379,030
-----------------------------------------------------------------------
Exxon Mobil Corp.(a)                             38,025       2,715,746
-----------------------------------------------------------------------
Marathon Oil Corp.                                4,399         380,074
-----------------------------------------------------------------------
NGP Capital Resources Co.                        21,968         340,504
-----------------------------------------------------------------------
Occidental Petroleum Corp.                       13,381         628,104
=======================================================================
                                                              5,116,264
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-2.53%

CenturyTel, Inc.(a)                               7,886         317,333
-----------------------------------------------------------------------
Qwest Communications International Inc.(b)        7,853          67,771
-----------------------------------------------------------------------
Verizon Communications Inc.                      31,779       1,175,823
=======================================================================
                                                              1,560,927
=======================================================================

AIM Opportunities III Fund



                                                SHARES        VALUE
-----------------------------------------------------------------------

INTERNET RETAIL-0.37%

Blue Nile, Inc.(b)                                2,778    $    106,147
-----------------------------------------------------------------------
Expedia, Inc.(b)                                  7,411         120,429
=======================================================================
                                                                226,576
=======================================================================

INTERNET SOFTWARE & SERVICES-1.08%

eBay Inc.(a)(b)                                   7,753         249,104
-----------------------------------------------------------------------
Google Inc.-Class A(b)                              571         272,019
-----------------------------------------------------------------------
RealNetworks, Inc.(b)                            12,941         142,092
=======================================================================
                                                                663,215
=======================================================================

INVESTMENT BANKING & BROKERAGE-3.42%

Goldman Sachs Group, Inc. (The)                   3,552         674,134
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     9,461         736,444
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         2,268         198,269
-----------------------------------------------------------------------
Morgan Stanley                                    6,559         501,304
=======================================================================
                                                              2,110,151
=======================================================================

IT CONSULTING & OTHER SERVICES-0.61%

Accenture Ltd.-Class A                           11,475         377,642
=======================================================================

LIFE & HEALTH INSURANCE-0.42%

Prudential Financial, Inc.                        3,341         257,023
=======================================================================

MANAGED HEALTH CARE-3.53%

Aetna Inc.                                        3,264         134,542
-----------------------------------------------------------------------
Humana Inc.(b)                                    6,506         390,360
-----------------------------------------------------------------------
Sierra Health Services, Inc.(b)                   3,879         132,817
-----------------------------------------------------------------------
UnitedHealth Group Inc.                          31,151       1,519,546
=======================================================================
                                                              2,177,265
=======================================================================

MARINE-0.99%

American Commercial Lines Inc(b)                  3,056         196,042
-----------------------------------------------------------------------
Overseas Shipholding Group, Inc.                  6,669         417,146
=======================================================================
                                                                613,188
=======================================================================

MOTORCYCLE MANUFACTURERS-0.53%

Harley-Davidson, Inc.                             4,794         329,012
=======================================================================

MOVIES & ENTERTAINMENT-0.85%

Walt Disney Co. (The)                            16,653         523,903
=======================================================================

MULTI-LINE INSURANCE-0.16%

American International Group, Inc.                1,451          97,464
=======================================================================

MULTI-UTILITIES-1.49%

Alliant Energy Corp.                              7,019         269,179
-----------------------------------------------------------------------
OGE Energy Corp.                                 16,756         646,446
=======================================================================
                                                                915,625
=======================================================================


                                                SHARES        VALUE
-----------------------------------------------------------------------


OIL & GAS EXPLORATION & PRODUCTION-0.50%

Apache Corp.                                      2,131    $    139,197
-----------------------------------------------------------------------
Arena Resources, Inc.(b)                          4,686         167,384
=======================================================================
                                                                306,581
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.63%

Copano Energy LLC                                 2,126         122,904
-----------------------------------------------------------------------
OMI Corp.                                        11,807         263,532
=======================================================================
                                                                386,436
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-7.92%

Bank of America Corp.                            50,026       2,694,901
-----------------------------------------------------------------------
Citigroup Inc.(a)                                19,150         960,564
-----------------------------------------------------------------------
JPMorgan Chase & Co.                             25,862       1,226,893
=======================================================================
                                                              4,882,358
=======================================================================

PACKAGED FOODS & MEATS-0.70%

Diamond Foods, Inc.                               8,695         148,076
-----------------------------------------------------------------------
Seaboard Corp.                                      202         285,224
=======================================================================
                                                                433,300
=======================================================================

PHARMACEUTICALS-3.83%

Abbott Laboratories                               8,232         391,102
-----------------------------------------------------------------------
Forest Laboratories, Inc.(b)                      4,626         226,397
-----------------------------------------------------------------------
Merck & Co. Inc.                                 31,079       1,411,608
-----------------------------------------------------------------------
Wyeth(a)                                          6,487         331,032
=======================================================================
                                                              2,360,139
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.11%

FPIC Insurance Group, Inc.(b)                     6,200         221,588
-----------------------------------------------------------------------
Harleysville Group Inc.                           6,448         232,644
-----------------------------------------------------------------------
Mercer Insurance Group, Inc.                     21,858         526,340
-----------------------------------------------------------------------
Safety Insurance Group, Inc.(a)                  15,086         754,451
-----------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               3,528         180,387
=======================================================================
                                                              1,915,410
=======================================================================

PUBLISHING-2.76%

McGraw-Hill Cos., Inc. (The)(a)                  26,548       1,703,585
=======================================================================

REGIONAL BANKS-0.31%

FNB United Corp.                                 10,375         193,494
=======================================================================

REINSURANCE-0.68%

IPC Holdings, Ltd.                               13,988         420,200
=======================================================================

RESTAURANTS-1.20%

McDonald's Corp.                                 17,684         741,313
=======================================================================

AIM Opportunities III Fund



                                                SHARES        VALUE
-----------------------------------------------------------------------

SEMICONDUCTORS-1.60%

Intel Corp.                                      24,944    $    532,305
-----------------------------------------------------------------------
National Semiconductor Corp.                      5,249         127,498
-----------------------------------------------------------------------
Texas Instruments Inc.                           10,783         325,431
=======================================================================
                                                                985,234
=======================================================================

SOFT DRINKS-2.70%

Coca-Cola Co. (The)(a)                           27,645       1,291,574
-----------------------------------------------------------------------
PepsiCo, Inc.                                     5,907         374,740
=======================================================================
                                                              1,666,314
=======================================================================

SPECIALIZED FINANCE-3.72%

CIT Group, Inc.(a)                                4,082         212,468
-----------------------------------------------------------------------
Medallion Financial Corp.                        11,675         139,516
-----------------------------------------------------------------------
Moody's Corp.(a)                                 29,308       1,943,121
=======================================================================
                                                              2,295,105
=======================================================================

SPECIALTY STORES-0.14%

Books-A-Million, Inc.                             4,435          88,656
=======================================================================

STEEL-1.83%

Commercial Metals Co.(a)                         14,721         391,726
-----------------------------------------------------------------------
Great Northern Iron Ore Properties                2,479         267,112
-----------------------------------------------------------------------
Mesabi Trust                                     19,978         472,080
=======================================================================
                                                              1,130,918
=======================================================================

SYSTEMS SOFTWARE-3.60%

Microsoft Corp.(a)                               63,059       1,810,424
-----------------------------------------------------------------------
Oracle Corp.(b)                                  22,264         411,216
=======================================================================
                                                              2,221,640
=======================================================================

THRIFTS & MORTGAGE FINANCE-4.75%

Beverly Hills Bancorp Inc.                       25,015         209,876
-----------------------------------------------------------------------
Corus Bankshares, Inc.                           12,227         251,020
-----------------------------------------------------------------------
First Niagara Financial Group, Inc.(a)           55,286         791,695
-----------------------------------------------------------------------
FirstFed Financial Corp.(b)                      14,079         869,660
-----------------------------------------------------------------------
Fremont General Corp.                            12,539         182,192
-----------------------------------------------------------------------
Triad Guaranty Inc.(b)                           12,174         627,083
=======================================================================
                                                              2,931,526
=======================================================================

TOBACCO-2.56%

Altria Group, Inc.(a)                             9,871         802,808
-----------------------------------------------------------------------
Reynolds American Inc.                           12,294         776,489
=======================================================================
                                                              1,579,297
=======================================================================

TRUCKING-0.51%

Con-way Inc.                                      6,609         311,747
=======================================================================
    Total Common Stocks (Cost $67,045,756)                   75,134,641
=======================================================================

                                               PRINCIPAL
                                                AMOUNT        VALUE
-----------------------------------------------------------------------
U.S. TREASURY SECURITIES-0.09%

U.S. TREASURY BILLS-0.09%

4.70%, 11/24/06(c) (Cost $54,835)              $ 55,000(d) $     54,835
=======================================================================

                                                SHARES

MONEY MARKET FUNDS-2.38%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                   732,591         732,591
-----------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)(f)     732,591         732,591
=======================================================================
    Total Money Market Funds (Cost
      $1,465,182)                                             1,465,182
=======================================================================
TOTAL INVESTMENTS-124.29% (Cost $68,565,773)                 76,654,658
=======================================================================
OTHER ASSETS LESS LIABILITIES-(24.29)%                      (14,979,766)
=======================================================================
NET ASSETS-100.00%                                         $ 61,674,892
=======================================================================

SECURITIES SOLD SHORT

                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS-24.29%

AEROSPACE & DEFENSE-1.02%

DRS Technologies, Inc.                            9,000    $    397,980
-----------------------------------------------------------------------
Hexcel Corp.                                     14,300         231,517
=======================================================================
                                                                629,497
=======================================================================

BROADCASTING & CABLE TV-0.50%

RCN Corp.                                        10,600         306,128
=======================================================================

COMPUTER HARDWARE-0.91%

Diebold, Inc.                                    12,900         563,472
=======================================================================

CONSTRUCTION & ENGINEERING-1.17%

Fluor Corp.                                       9,200         721,556
=======================================================================

CONSUMER FINANCE-1.48%

SLM Corp.                                        18,800         915,184
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.43%

First Advantage Corp.-Class A                    12,600         262,206
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-0.29%

Energy Conversion Devices, Inc.                   4,900         180,271
=======================================================================

HEALTH CARE DISTRIBUTORS-0.84%

Patterson Cos. Inc.                              15,800         519,030
=======================================================================

HEALTH CARE EQUIPMENT-0.82%

Conor Medsystems, Inc.                           20,600         505,936
=======================================================================

HEALTH CARE FACILITIES-1.11%

LifePoint Hospitals, Inc.                            18             639
-----------------------------------------------------------------------
Tenet Healthcare Corp.                           74,700         527,382
-----------------------------------------------------------------------
Triad Hospitals, Inc.                             4,300         159,229
=======================================================================
                                                                687,250
=======================================================================

AIM Opportunities III Fund

                                                SHARES        VALUE
-----------------------------------------------------------------------

HEALTH CARE SERVICES-1.06%

DaVita, Inc.                                      7,400    $    411,662
-----------------------------------------------------------------------
Matria Healthcare, Inc.                           8,500         239,700
=======================================================================
                                                                651,362
=======================================================================

HOMEBUILDING-1.88%

Levitt Corp.-Class A                             32,500         418,275
-----------------------------------------------------------------------
M/I Homes, Inc.                                  20,700         743,544
=======================================================================
                                                              1,161,819
=======================================================================

HUMAN RESOURCE & EMPLOYMENT SERVICES-0.68%

CDI Corp.                                        17,600         416,064
=======================================================================

INDUSTRIAL MACHINERY-0.51%

SPX Corp.                                         5,500         316,360
=======================================================================

IT CONSULTING & OTHER SERVICES-1.67%

BearingPoint, Inc.                               20,400         169,932
-----------------------------------------------------------------------
SRA International, Inc.-Class A                  14,600         467,930
-----------------------------------------------------------------------
Unisys Corp.                                     60,000         392,400
=======================================================================
                                                              1,030,262
=======================================================================

LEISURE PRODUCTS-0.86%

MarineMax, Inc.                                  18,600         530,286
=======================================================================

MULTI-UTILITIES-3.24%

Energy East Corp.                                11,900         289,289
-----------------------------------------------------------------------
NiSource Inc.                                    37,100         863,317
-----------------------------------------------------------------------
TECO Energy, Inc.                                51,200         844,288
=======================================================================
                                                              1,996,894
=======================================================================

-----------------------------------------------------------------------
                                                SHARES        VALUE

OIL & GAS REFINING & MARKETING-1.04%

Valero Energy Corp.                              12,300    $    643,659
=======================================================================

OIL & GAS STORAGE & TRANSPORTATION-1.31%

Kinder Morgan Management, LLC                    18,647         808,921
=======================================================================

PAPER PACKAGING-0.80%

Packaging Corp. of America                       11,600         266,452
-----------------------------------------------------------------------
Temple-Inland Inc.                                5,700         224,808
=======================================================================
                                                                491,260
=======================================================================

REGIONAL BANKS-0.93%

Signature Bank                                   18,800         570,204
=======================================================================

SEMICONDUCTOR EQUIPMENT-0.59%

Entegris Inc.                                    32,500         364,325
=======================================================================

SYSTEMS SOFTWARE-0.61%

Borland Software Corp.                           46,900         258,888
-----------------------------------------------------------------------
Phoenix Technologies Ltd.                        26,600         116,774
=======================================================================
                                                                375,662
=======================================================================

TOBACCO-0.54%

Alliance One International, Inc.                 69,000         332,580
=======================================================================
    Total Securities Sold Short
      (Total Proceeds $14,297,197)                           14,980,188
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) All or a portion of this security was pledged as collateral to cover margin requirements for securities sold short. The aggregate value of collateral that was segregated by the Fund was $17,242,446, which represents 115.10% of the value of securities sold short.
(b) Non-income producing security.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d) All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 10 and Note 8.
(e) Security is considered a cash equivalent for the purpose of the Statement of Cash Flows. See Note 1I.
(f) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities III Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

ASSETS:

Investments, at value (cost $67,100,591)       $  75,189,476
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,465,182)                                1,465,182
============================================================
    Total investments (cost $68,565,773)          76,654,658
============================================================
Foreign currencies, at value (cost $167)                 181
------------------------------------------------------------
Receivables for:
  Deposits with brokers for securities sold
    short                                         15,406,744
------------------------------------------------------------
  Fund shares sold                                     4,027
------------------------------------------------------------
  Dividends and interest                              87,153
------------------------------------------------------------
  Short stock rebates                                 63,576
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                35,558
------------------------------------------------------------
Other assets                                           8,571
============================================================
    Total assets                                  92,260,468
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                             332,155
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  45,612
------------------------------------------------------------
  Loan outstanding                                15,000,000
------------------------------------------------------------
  Short stock account dividends                       12,103
------------------------------------------------------------
Securities sold short, at value (proceeds
  $14,297,197)                                    14,980,188
------------------------------------------------------------
Accrued interest and line of credit fees              77,437
------------------------------------------------------------
Accrued distribution fees                             34,735
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,267
------------------------------------------------------------
Accrued transfer agent fees                           33,121
------------------------------------------------------------
Accrued operating expenses                            68,958
============================================================
    Total liabilities                             30,585,576
============================================================
Net assets applicable to shares outstanding    $  61,674,892
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 318,685,142
------------------------------------------------------------
Undistributed net investment income (loss)           (26,852)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, futures contracts
  and securities sold short                     (264,405,854)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, futures
  contracts and securities sold short              7,422,456
============================================================
                                               $  61,674,892
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $  28,246,337
____________________________________________________________
============================================================
Class B                                        $  25,621,973
____________________________________________________________
============================================================
Class C                                        $   7,806,582
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                            2,941,547
____________________________________________________________
============================================================
Class B                                            2,787,711
____________________________________________________________
============================================================
Class C                                              849,551
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        9.60
------------------------------------------------------------
  Offering price per share
    (Net asset value of $9.60 divided by
      94.50%)                                  $       10.16
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        9.19
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        9.19
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities III Fund

STATEMENT OF OPERATIONS

For the year ended October 31, 2006

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $2,367)          $ 1,601,675
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      114,190
-------------------------------------------------------------------------
Interest                                                            1,323
-------------------------------------------------------------------------
Short stock rebates                                               808,003
=========================================================================
    Total investment income                                     2,525,191
=========================================================================

EXPENSES:

Advisory fees                                                     760,087
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     15,632
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                          80,544
-------------------------------------------------------------------------
  Class B                                                         309,827
-------------------------------------------------------------------------
  Class C                                                          93,382
-------------------------------------------------------------------------
Dividends on short sales                                          386,305
-------------------------------------------------------------------------
Interest and line of credit fees                                  971,692
-------------------------------------------------------------------------
Transfer agent fees                                               224,294
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          16,893
-------------------------------------------------------------------------
Other                                                             148,154
=========================================================================
    Total expenses                                              3,056,810
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (125,962)
=========================================================================
    Net expenses                                                2,930,848
=========================================================================
Net investment income (loss)                                     (405,657)
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FUTURES CONTRACTS AND
  SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                                         1,260,100
-------------------------------------------------------------------------
  Futures contracts                                                 5,884
-------------------------------------------------------------------------
  Securities sold short                                          (393,830)
=========================================================================
                                                                  872,154
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         9,488,320
-------------------------------------------------------------------------
  Foreign currencies                                                   13
-------------------------------------------------------------------------
  Futures contracts                                                16,548
-------------------------------------------------------------------------
  Securities sold short                                        (1,150,126)
=========================================================================
                                                                8,354,755
=========================================================================
Net gain from investment securities, foreign currencies,
  futures contracts and securities sold short                   9,226,909
=========================================================================
Net increase in net assets resulting from operations          $ 8,821,252
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities III Fund

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2006 and 2005

                                                                  2006            2005
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (405,657)   $    162,031
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures contracts, option contracts and
    securities sold short                                          872,154      19,716,537
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts, option contracts and securities sold short        8,354,755     (13,577,363)
==========================================================================================
    Net increase in net assets resulting from operations         8,821,252       6,301,205
==========================================================================================
Distributions to shareholders from net investment
  income -- Class A                                                (84,037)             --
==========================================================================================
Share transactions-net:
  Class A                                                      (12,905,435)    (20,524,877)
------------------------------------------------------------------------------------------
  Class B                                                      (14,499,432)    (20,917,531)
------------------------------------------------------------------------------------------
  Class C                                                       (4,531,032)     (6,690,783)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (31,935,899)    (48,133,191)
==========================================================================================
    Net increase (decrease) in net assets                      (23,198,684)    (41,831,986)
==========================================================================================

NET ASSETS:

  Beginning of year                                             84,873,576     126,705,562
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(26,852) and $50,414, respectively)            $ 61,674,892    $ 84,873,576
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities III Fund

STATEMENT OF CASH FLOWS

For the year ended October 31, 2006

CASH PROVIDED BY OPERATING ACTIVITIES:

  Net increase in net assets resulting from operations        $  8,821,252
==========================================================================

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

  Purchases of investments                                     (82,240,983)
--------------------------------------------------------------------------
  Net (purchases)/sales of short-term securities                   (54,835)
--------------------------------------------------------------------------
  Net cash provided from futures                                    22,432
--------------------------------------------------------------------------
  Net realized gain on futures contracts                            (5,884)
--------------------------------------------------------------------------
  Net unrealized appreciation on futures contracts                 (16,548)
--------------------------------------------------------------------------
  Proceeds from disposition of investments                     122,654,514
--------------------------------------------------------------------------
  Decrease in deposits with brokers for securities sold
    short                                                        5,299,731
--------------------------------------------------------------------------
  Increase in dividends and interest receivable                     (6,131)
--------------------------------------------------------------------------
  Net unrealized appreciation on foreign currencies                    (14)
--------------------------------------------------------------------------
  Increase in other assets                                          (4,072)
--------------------------------------------------------------------------
  Close-out of securities sold short                           (31,412,963)
--------------------------------------------------------------------------
  Proceeds from securities sold short                           25,704,668
--------------------------------------------------------------------------
  Decrease in accrued expenses and other payables                  (59,939)
--------------------------------------------------------------------------
  Unrealized appreciation on investment securities              (9,488,320)
--------------------------------------------------------------------------
  Unrealized appreciation (depreciation) on short sales          1,150,126
--------------------------------------------------------------------------
  Net realized gain on investment securities                    (1,260,100)
--------------------------------------------------------------------------
  Net realized gain (loss) on securities sold short                393,830
==========================================================================
    Net cash provided by operating activities                   39,496,764
==========================================================================

CASH PROVIDED BY FINANCING ACTIVITIES:

  Net decrease in borrowings on line of credit                 (10,000,000)
--------------------------------------------------------------------------
  Proceeds from shares of beneficial interest sold                 649,336
--------------------------------------------------------------------------
  Disbursements from shares of beneficial interest
    reacquired                                                 (32,497,049)
--------------------------------------------------------------------------
  Dividends paid to shareholders                                    (6,111)
==========================================================================
    Net cash provided by (used in) financing activities        (41,853,824)
==========================================================================
Net increase (decrease) in cash and cash equivalents            (2,357,060)
==========================================================================
Cash and cash equivalents at beginning of period                 3,822,242
==========================================================================
Cash and cash equivalents at end of period                    $  1,465,182
==========================================================================

NON-CASH FINANCING ACTIVITIES:

  Value of shares of beneficial interest issued in
    reinvestment of dividends paid to shareholders            $     77,926
__________________________________________________________________________
==========================================================================
Supplemental disclosure of cash flow information:
Interest and line of credit fee payments during the year
  were $995,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM Opportunities III Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2006

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Opportunities III Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and

AIM Opportunities III Fund

     ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. CASH AND CASH EQUIVALENTS -- For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J. SECURITIES SOLD SHORT -- The Fund may enter into short sales of securities which it concurrently holds ("covered") or for which it holds no corresponding position ("not covered"). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the Fund's security valuations policy. The Fund will incur a loss if the price of the security increases between the date of short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. For positions not covered, there is no ceiling on the ultimate price paid for the securities to cover the short position and therefore, the loss could exceed the amount of proceeds received.

       The Fund is required to segregate cash or securities as collateral in margin accounts with the broker at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the Statement of Operations represents the net income earned on short sale proceeds held on deposit with the broker and margin interest earned or incurred on short sale transactions. The Fund may also earn or incur margin interest on short sale transactions. Margin interest is the income earned (or expenses incurred) as a result of the market value of securities sold short being less than (or greater than) the proceeds received on the short sales.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a

AIM Opportunities III Fund

     foreign currency in order to "lock in" the U.S. dollar price of that security. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

M. COVERED CALL OPTIONS WRITTEN -- The Fund may write and buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

N. PUT OPTIONS PURCHASED AND WRITTEN -- The Fund may purchase and write put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

O. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

P. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted on a monthly basis by a calculated rate ("Fee Adjustment Rate"), (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of the Fund for the previous 12 month period ("Performance Period") exceeds the sum of 2.00% plus the investment record of the S&P 500 Index for the Performance Period, but shall be capped at 2.50% of the Fund's average daily net assets for the fiscal period, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the S&P 500 Index for the Performance Period less 2.00% exceeds the investment performance of the Class A shares of the Fund for the Performance Period, but shall be no less than 0.50% of the average daily net assets for the fiscal period. After the Fee Adjustment Rate is determined, AIM will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment Rate by the average daily net assets of the Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The management fee, as adjusted, is accrued daily and paid monthly. Effective July 1, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that advisory fees AIM receives do not exceed an annual base management fee of 1.00% of average daily net assets, subject to an annual maximum performance adjustment upward or downward of 0.50% through at least June 30, 2007. As a result, AIM may receive a net management fee that ranges from 0.50% to 1.50% of average net assets, based on the Fund's performance. Under the waiver, the performance adjustment rate is 0.10%, on a pro rata basis, upward or

AIM Opportunities III Fund

downward instead of 0.20% as described in the Fee Adjustment Rate above. Prior to July 1, 2006, AIM had contractually agreed to waive advisory fees to the extent necessary so that advisory fees AIM received did not exceed an annual base management fee of 1.25% of average daily net assets, subject to an annual maximum performance adjustment upward or downward of 0.75%.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended October 31, 2006, AIM waived advisory fees of $119,624.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2006, AMVESCAP reimbursed expenses of the Fund in the amount of $2,353.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended October 31, 2006, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AIS") a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2006, the Fund paid AIS $224,294.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Rule 12b-1 payments, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended October 31, 2006, the Class A, Class B and Class C shares paid $80,544, $309,827 and $93,382, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2006, ADI advised the Fund that it retained $1,246 in front-end sales commissions from the sale of Class A shares and $0, $5,260 and $229 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended October 31, 2006.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND       REALIZED
FUND               10/31/05          AT COST          FROM SALES       (DEPRECIATION)      10/31/06        INCOME       GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class           $1,911,121       $17,376,151       $(18,554,681)         $   --         $  732,591      $ 56,984        $   --
------------------------------------------------------------------------------------------------------------------------------------
Premier
Portfolio-Institutional
  Class                   --         5,642,876         (4,910,285)             --            732,591        17,553            --
------------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class            1,911,121        12,867,770        (14,778,891)             --                 --        39,653            --
====================================================================================================================================
  Total
    Investments
    in
    Affiliates    $3,822,242       $35,886,797       $(38,243,857)         $   --         $1,465,182      $114,190        $   --
____________________________________________________________________________________________________________________________________
====================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2006, the Fund engaged in securities purchases of $304,380.

AIM Opportunities III Fund

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fee. For the year ended October 31, 2006, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $3,985.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended October 31, 2006, the Fund paid legal fees of $3,969 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

The Fund is a participant in a committed line of credit facility administered by JPMorgan Chase Bank. The Fund may borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line.

    Prior to October 30, 2006, the Fund was a participant in a committed line of credit facility with a syndicate administered by JP Morgan Chase Bank. The Fund could borrow up to the lesser of (i) $250,000,000, or (ii) the limits set by the prospectus for borrowings. The Fund and the other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.06% on the unused balance of the commitment line.

    During the year ended October 31, 2006, the Fund had average borrowings for the 365 days the borrowings were outstanding of $18,734,247, with a weighted average interest rate of 5.17% and interest expense and line of credit fees of $971,692.

    Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended October 31, 2006, the Fund did not borrow or lend under the interfund lending facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8--FUTURES CONTRACTS

On October 31, 2006, $55,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                         OPEN FUTURES CONTRACTS AT PERIOD END
-----------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF      MONTH/           VALUE         UNREALIZED
CONTRACT                                                      CONTRACTS    COMMITMENT       10/31/06       APPRECIATION
-----------------------------------------------------------------------------------------------------------------------
E-Mini S&P 500                                                   14        Dec-06/Long      $968,240         $16,548
_______________________________________________________________________________________________________________________
=======================================================================================================================

AIM Opportunities III Fund

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                                               2006       2005
-------------------------------------------------------------------------------
Distributions paid from ordinary income                       $84,037    $   --
_______________________________________________________________________________
===============================================================================


TAX COMPONENTS OF NET ASSETS:

As of October 31, 2006, the components of net assets on a tax basis were as follows:

                                                                    2006
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                          $   7,289,020
-----------------------------------------------------------------------------
Temporary book/tax differences                                        (36,370)
-----------------------------------------------------------------------------
Capital loss carryforward                                        (264,262,900)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     318,685,142
=============================================================================
Total net assets                                                $  61,674,892
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the treatment of Trust interest. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $14.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of October 31, 2006 to utilizing $262,440,393 of capital loss carryforward in the fiscal year ended October 31, 2007.

    The Fund utilized $1,083,490 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2006 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
October 31, 2009                                                $160,887,413
-----------------------------------------------------------------------------
October 31, 2010                                                  89,320,575
-----------------------------------------------------------------------------
October 31, 2011                                                  14,054,912
=============================================================================
Total capital loss carryforward                                 $264,262,900
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2006 was $82,240,983 and $122,367,551, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of:
  Investment securities                                            $ 9,168,525
-------------------------------------------------------------------------------
  Securities sold short                                                299,390
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                                             (1,196,528)
-------------------------------------------------------------------------------
  Securities sold short                                               (982,381)
===============================================================================
Net unrealized appreciation of investment securities               $ 7,289,006
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $68,682,661.
Proceeds from securities sold short is the same for tax and
  financial statement purposes.

AIM Opportunities III Fund

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, partnership/trust transactions and dividends on short sales transactions, on October 31, 2006, undistributed net investment income (loss) was increased by $412,428, undistributed net realized gain (loss) was increased by $68,382 and shares of beneficial interest decreased by $480,810. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.


                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------
                                                                       2006(a)                         2005
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                         35,795    $    321,840       282,905    $  2,376,960
----------------------------------------------------------------------------------------------------------------------
  Class B                                                         23,689         204,836        70,670         580,003
----------------------------------------------------------------------------------------------------------------------
  Class C                                                         14,504         125,266        22,006         180,357
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          8,687          77,926            --              --
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         82,919         746,115        78,302         663,997
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        (86,325)       (746,115)      (81,097)       (663,997)
======================================================================================================================
Reacquired:
  Class A                                                     (1,562,474)    (14,051,316)   (2,785,751)    (23,565,834)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,613,696)    (13,958,153)   (2,547,088)    (20,833,537)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (539,864)     (4,656,298)     (841,374)     (6,871,140)
======================================================================================================================
                                                              (3,636,765)   $(31,935,899)   (5,801,427)   $(48,133,191)
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 23% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

AIM Opportunities III Fund

NOTE 13--NEW ACCOUNTING STANDARD

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. As an investment company, the effective date for the Fund has been deferred until April 30, 2008, the first required reporting period of the fiscal year beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt the FIN 48 provisions during 2008.

NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2006          2005          2004          2003          2002
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.49       $  8.06       $  8.04       $  7.06       $  8.83
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.02)         0.06(a)      (0.03)(b)     (0.06)(b)     (0.02)(b)(c)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.15          0.37          0.05          1.04         (1.75)
=============================================================================================================================
    Total from investment operations                             1.13          0.43          0.02          0.98         (1.77)
=============================================================================================================================
Less dividends from net investment income                       (0.02)           --            --            --            --
=============================================================================================================================
Net asset value, end of period                                $  9.60       $  8.49       $  8.06       $  8.04       $  7.06
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(d)                                                 13.33%         5.33%         0.25%        13.88%       (20.05)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $28,246       $37,166       $54,788       $78,440       $89,218
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers and/or expense reimbursements                 3.63%(e)      1.86%         1.52%         2.21%         1.26%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              3.80%(e)      1.97%         1.54%         2.21%         1.36%
=============================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers and/or expense reimbursements                 1.76%(e)      1.64%         1.29%         1.95%         1.11%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.93%(e)      1.75%         1.31%         1.95%         1.21%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.14)%(e)     0.54%(a)     (0.31)%       (0.87)%       (0.19)%(c)
=============================================================================================================================
Ratio of interest expense and dividends on short sales to
  average net assets(f)                                          1.87%(e)      0.22%         0.23%         0.26%         0.15%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            93%          205%           87%          215%          195%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.03 and 0.32%, respectively.
(b)  Calculated using average shares outstanding.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share would have been $(0.01) and the ratio of net investment income (loss) to average net assets would have been (0.17)%.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $32,217,580.
(f) Ratio includes interest expense and fees on the committed line of credit.

AIM Opportunities III Fund

                                                                                       CLASS B
                                                         -------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                         -------------------------------------------------------------------
                                                          2006           2005           2004           2003           2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $  8.17        $  7.80        $  7.84        $  6.93        $  8.74
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                             (0.10)         (0.02)(a)      (0.08)(b)      (0.11)(b)      (0.08)(b)(c)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                             1.12           0.39           0.04           1.02          (1.73)
============================================================================================================================
    Total from investment operations                        1.02           0.37          (0.04)          0.91          (1.81)
============================================================================================================================
Net asset value, end of period                           $  9.19        $  8.17        $  7.80        $  7.84        $  6.93
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(d)                                            12.48%          4.74%         (0.51)%        13.13%        (20.71)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $25,622        $36,475        $54,797        $70,905        $77,920
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets (including
  interest expense and dividends on short sales
  expense):
  With fee waivers and/or expense reimbursements            4.38%(e)       2.54%          2.17%          2.86%          2.01%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements         4.55%(e)       2.65%          2.19%          2.86%          2.01%
============================================================================================================================
Ratio of expenses to average net assets (excluding
  interest expense and dividends on short sales
  expense):
  With fee waivers and/or expense reimbursements            2.51%(e)       2.32%          1.94%          2.60%          1.86%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements         2.68%(e)       2.43%          1.96%          2.60%          1.86%
============================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                   (0.89)%(e)     (0.14)%(a)     (0.96)%        (1.52)%        (0.94)%(c)
============================================================================================================================
Ratio of interest expense and dividends on short sales
  to average net assets(f)                                  1.87%(e)       0.22%          0.23%          0.26%          0.15%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                       93%           205%            87%           215%           195%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.05) and (0.36)%, respectively.
(b)  Calculated using average shares outstanding.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share would have remained the same and the ratio of net investment income
     (loss) to average net assets would have been (0.92)%.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $30,982,702.
(f) Ratio includes interest expense and fees on the committed line of credit.

AIM Opportunities III Fund

                                                                                         CLASS C
                                                              --------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              --------------------------------------------------------------
                                                               2006         2005          2004          2003          2002
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 8.17       $  7.80       $  7.84       $  6.93       $  8.73
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.10)        (0.02)(a)     (0.08)(b)     (0.11)(b)     (0.08)(b)(c)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 1.12          0.39          0.04          1.02         (1.72)
============================================================================================================================
    Total from investment operations                            1.02          0.37         (0.04)         0.91         (1.80)
============================================================================================================================
Net asset value, end of period                                $ 9.19       $  8.17       $  7.80       $  7.84       $  6.93
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(d)                                                12.48%         4.74%        (0.51)%       13.13%       (20.62)%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $7,807       $11,232       $17,121       $24,060       $30,430
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers and/or expense reimbursements                4.38%(e)      2.54%         2.17%         2.86%         2.01%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             4.55%(e)      2.65%         2.19%         2.86%         2.01%
============================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers and/or expense reimbursements                2.51%(e)      2.32%         1.94%         2.60%         1.86%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             2.68%(e)      2.43%         1.96%         2.60%         1.86%
============================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.89)%(e)    (0.14)%(a)    (0.96)%       (1.52)%       (0.94)%(c)
============================================================================================================================
Ratio of interest expense and dividends on short sales to
  average net assets(f)                                         1.87%(e)      0.22%         0.23%         0.26%         0.15%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                           93%          205%           87%          215%          195%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.05) and (0.36)%, respectively.
(b)  Calculated using average shares outstanding.
(c) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investments Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income (loss) per share would have remained the same and the ratio of net investment income
     (loss) to average net assets would have been (0.92)%.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(e)  Ratios are based on average daily net assets of $9,338,149.
(f) Ratio includes interest expense and fees on the committed line of credit.

NOTE 15--SUBSEQUENT EVENTS

The Board of Trustees of Trust unanimously approved, on November 8, 2006 a Plan of Reorganization pursuant to which the Fund would transfer all of its assets and liabilities to AIM Select Equity Fund ("Buying Fund"), a series of AIM Funds Group ("the Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of the Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.

    The Plan of Reorganization requires approval of the Fund's shareholders. The Fund will submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on March 15, 2007. If approved by the Fund's shareholders, the Reorganizations are expected to be completed on or about March 26, 2007.

    Subsequent to the end of the reporting period, AIM has re-evaluated the methodology for computing performance-based advisory fees applicable to the Fund based upon recent Securities and Exchange Commission ("SEC") guidance. Accordingly, AIM has determined that it is appropriate to make a one-time payment to the Fund in the amount of $1,653,762 which includes interest of $198,350. Such payment was made on December 29, 2006 and represented 2.77% of the Fund net assets at the open of business on such date. In addition, the Fund adopted procedures, effective December 1, 2006, for calculating the investment advisory fees that are consistent with the current SEC regulations and guidance with respect to performance-based advisory fees.

    Effective as of the close of business on December 29, 2006, the Fund will be publicly offered on a limited basis. During such limited offering only certain investors will be able to purchase shares of the Fund.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and

AIM Opportunities III Fund
related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

    At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

    Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

    - that the defendants permitted improper market timing and related activity in the AIM Funds;

    - that certain AIM Funds inadequately employed fair value pricing;

    - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

    - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions (all the claims in this category of lawsuits were dismissed with prejudice by the court on September 29, 2006, except for the Section 36(b) claim which was dismissed with leave to amend to plead it properly as a derivative claim).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

    All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

    IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

    At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM Opportunities III Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Special Opportunities Funds and Shareholders of AIM Opportunities III Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM Opportunities III Fund (one of the funds constituting AIM Special Opportunities Funds, hereafter referred to as the "Fund") at October 31, 2006, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before October 31, 2004 were audited by another independent registered public accounting firm whose report, dated December 15, 2004, expressed an unqualified opinion on those financial highlights.



As described in Note 15, the Board of Trustees has approved a plan of reorganization under which the Fund will merge with AIM Select Equity Fund. This merger is expected to take place following the approval by the Fund's shareholders, at which time the Fund will cease to operate.

PRICEWATERHOUSECOOPERS LLP

December 29, 2006
Houston, Texas

AIM Opportunities III Fund

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2006, 98.67% is eligible for the dividends received deduction for corporations.

  For its tax year ended October 31, 2006, the Fund designates 98.67%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 0.01% was derived from U.S. Treasury
Obligations.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended October 31, 2006, the Fund designates 0.06%, or the maximum amount allowable, of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.

    The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2006, April 30, 2006, July 31, 2006 and October 31, 2006 are 3.44%, 4.12%, 1.8% and 2.86%, respectively.

AIM Opportunities III Fund

TRUSTEES AND OFFICERS



The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

  INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

  Robert H. Graham(1) -- 1946      1998           Director and Chairman, A I M Management    None
  Trustee and Vice Chair                          Group Inc. (financial services holding
                                                  company); Director and Vice Chairman,
                                                  AMVESCAP PLC; Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm) and
                                                  Trustee and Vice Chair of The AIM Family
                                                  of Funds--Registered Trademark--

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer);
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and President
                                                  and Principal Executive Officer of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--
-------------------------------------------------------------------------------------------------------------------------------

  Philip A. Taylor(2) -- 1954      2006           Director, Chief Executive Officer and      None
  Trustee, President and                          President, A I M Management Group Inc.,
  Principal                                       AIM Mutual Fund Dealer Inc. (registered
  Executive Officer                               broker dealer), AIM Funds Management
                                                  Inc. (registered investment advisor) and
                                                  1371 Preferred Inc. (holding company);
                                                  Director and President, A I M Advisors,
                                                  Inc., INVESCO Funds Group, Inc.
                                                  (registered investment advisor and
                                                  register transfer agent) and AIM GP
                                                  Canada Inc. (general partner for a
                                                  limited partnership); Director, A I M
                                                  Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Director and
                                                  Chairman, AIM Investment Services, Inc.,
                                                  Fund Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); Director, President and
                                                  Chairman, AVZ Callco Inc. (holding
                                                  company); AMVESCAP Inc. (holding
                                                  company) and AIM Canada Holdings Inc.
                                                  (holding company); Director and Chief
                                                  Executive Officer, AIM Trimark Corporate
                                                  Class Inc. (formerly AIM Trimark Global
                                                  Fund Inc.) (corporate mutual fund
                                                  company) and AIM Trimark Canada Fund
                                                  Inc. (corporate mutual fund company);
                                                  Trustee, President and Principal
                                                  Executive Officer of The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); Trustee and
                                                  Executive Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); and Manager,
                                                  Powershares Capital Management LLC

                                                  Formerly: President and Principal
                                                  Executive Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only); Chairman, AIM
                                                  Canada Holdings, Inc.; Executive Vice
                                                  President and Chief Operations Officer,
                                                  AIM Funds Management Inc.; President,
                                                  AIM Trimark Global Fund Inc. and AIM
                                                  Trimark Canada Fund Inc.; and Director,
                                                  Trimark Trust (federally regulated
                                                  Canadian Trust Company)
-------------------------------------------------------------------------------------------------------------------------------

  INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

  Bruce L. Crockett -- 1944        1998           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
  Trustee and Chair                               (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

  Bob R. Baker -- 1936             2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Frank S. Bayley -- 1939          2001           Retired                                    Badgley Funds, Inc. (registered
  Trustee                                                                                    investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

  James T. Bunch -- 1942           2003           Founder, Green, Manning & Bunch Ltd.,      None
  Trustee                                         (investment banking firm); and Director,
                                                  Policy Studies, Inc. and Van Gilder
                                                  Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

  Albert R. Dowden -- 1941         2000           Director of a number of public and         None
  Trustee                                         private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation (property casualty company)

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and Director of various
                                                  affiliated Volvo companies; and
                                                  Director, Magellan Insurance Company
-------------------------------------------------------------------------------------------------------------------------------

  Jack M. Fields -- 1952           1998           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
  Trustee                                         Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)

-------------------------------------------------------------------------------------------------------------------------------

  Carl Frischling -- 1937          1998           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
  Trustee                                         Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

  Prema Mathai-Davis -- 1950       1998           Formerly: Chief Executive Officer, YWCA    None
  Trustee                                         of the USA
-------------------------------------------------------------------------------------------------------------------------------

  Lewis F. Pennock -- 1942         1998           Partner, law firm of Pennock & Cooper      None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Ruth H. Quigley -- 1935          2001           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Larry Soll -- 1942               2003           Retired                                    None
  Trustee
-------------------------------------------------------------------------------------------------------------------------------

  Raymond Stickel, Jr. -- 1944     2005           Retired                                    Director, Mainstay VP Series
  Trustee                                         Formerly: Partner, Deloitte & Touche       Funds, Inc. (21 portfolios)
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM Opportunities III Fund



The address of each trustee and officer of AIM Special Opportunities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

NAME, YEAR OF BIRTH AND            TRUSTEE AND/
POSITION(S) HELD WITH THE          OR OFFICER     PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIP(S)
TRUST                              SINCE          DURING PAST 5 YEARS                       HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------

  OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------------

  Russell C. Burk -- 1958          2005           Senior Vice President and Senior Officer  N/A
  Senior Vice President and                       of The AIM Family of Funds--Registered
  Senior Officer                                  Trademark--
                                                  Formerly: Director of Compliance and
                                                  Assistant General Counsel, ICON
                                                  Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
------------------------------------------------------------------------------------------------------------------------------

  John M. Zerr -- 1962             2006           Director, Senior Vice President,          N/A
  Senior Vice President, Chief                    Secretary and General Counsel, A I M
  Legal Officer and Secretary                     Management Group Inc. and A I M
                                                  Advisors, Inc.; Director, Vice President
                                                  and Secretary, INVESCO Distributors,
                                                  Inc.; Vice President and Secretary,
                                                  A I M Capital Management, Inc., AIM
                                                  Investment Services, Inc., and Fund
                                                  Management Company; Senior Vice
                                                  President and Secretary, A I M
                                                  Distributors, Inc.; Director, INVESCO
                                                  Funds Group Inc.; Senior Vice President,
                                                  Chief Legal Officer and Secretary of The
                                                  AIM Family of Funds--Registered
                                                  Trademark--; and Manager, Powershares
                                                  Capital Management LLC

                                                  Formerly: Chief Operating Officer,
                                                  Senior Vice President, General Counsel,
                                                  and Secretary, Liberty Ridge Capital,
                                                  Inc. (an investment adviser); Vice
                                                  President and Secretary, PBHG Funds (an
                                                  investment company); Vice President and
                                                  Secretary, PBHG Insurance Series Fund
                                                  (an investment company); General Counsel
                                                  and Secretary, Pilgrim Baxter Value
                                                  Investors (an investment adviser); Chief
                                                  Operating Officer, General Counsel and
                                                  Secretary, Old Mutual Investment
                                                  Partners (a broker-dealer); General
                                                  Counsel and Secretary, Old Mutual Fund
                                                  Services (an administrator); General
                                                  Counsel and Secretary, Old Mutual
                                                  Shareholder Services (a shareholder
                                                  servicing center); Executive Vice
                                                  President, General Counsel and
                                                  Secretary, Old Mutual Capital, Inc. (an
                                                  investment adviser); and Vice President
                                                  and Secretary, Old Mutual Advisors Funds
                                                  (an investment company)
------------------------------------------------------------------------------------------------------------------------------

  Lisa O. Brinkley -- 1959         2004           Global Compliance Director, AMVESCAP      N/A
  Vice President                                  PLC; and Vice President of The AIM
                                                  Family of Funds--Registered Trademark--

                                                  Formerly: Senior Vice President, A I M
                                                  Management Group Inc. (financial
                                                  services holding company); Senior Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Advisors, Inc. and The AIM Family
                                                  of Funds--Registered Trademark--; Vice
                                                  President and Chief Compliance Officer,
                                                  A I M Capital Management, Inc. and A I M
                                                  Distributors, Inc.; Vice President, AIM
                                                  Investment Services, Inc. and Fund
                                                  Management Company; Senior Vice
                                                  President and Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; and Senior Vice President
                                                  and Compliance Director, Delaware
                                                  Investments Family of Funds
------------------------------------------------------------------------------------------------------------------------------

  Kevin M. Carome -- 1956          2003           Senior Vice President and General
  Vice President                                  Counsel, AMVESCAP PLC; Director, INVESCO
                                                  Funds Group, Inc.; and Vice President of
                                                  The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Director, Vice President and    N/A
                                                  General Counsel, Fund Management
                                                  Company; Director, Senior Vice
                                                  President, Secretary and General
                                                  Counsel, A I M Management Group Inc. and
                                                  A I M Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Senior Vice President, A I M
                                                  Distributors, Inc.; Vice President,
                                                  A I M Capital Management, Inc. and AIM
                                                  Investment Services, Inc.; Senior Vice
                                                  President, Chief Legal Officer and
                                                  Secretary of The AIM Family of
                                                  Funds--Registered Trademark--; Chief
                                                  Executive Officer and President, INVESCO
                                                  Funds Group, Inc.; and Senior Vice
                                                  President, and General Counsel, Liberty
                                                  Financial Companies, Inc. and Senior
                                                  Vice President and General Counsel
                                                  Liberty Funds Group, LLC
------------------------------------------------------------------------------------------------------------------------------

  Sidney M. Dilgren -- 1961        2004           Vice President and Fund Treasurer, A I M  N/A
  Vice President, Principal                       Advisors, Inc.; and Vice President,
  Financial Officer and                           Treasurer and Principal Officer of The
  Treasurer                                       AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
------------------------------------------------------------------------------------------------------------------------------

  J. Philip Ferguson -- 1945       2005           Senior Vice President and Chief           N/A
  Vice President                                  Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc. and Vice President
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--

                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, Senior Vice
                                                  President and Senior Investment Officer,
                                                  A I M Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Karen Dunn Kelley -- 1960        2004           Director of Cash Management, Managing     N/A
  Vice President                                  Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc. and The AIM Family of
                                                  Funds--Registered Trademark-- (other
                                                  than AIM Treasurer's Series Trust,
                                                  Short-Term Investments Trust and
                                                  Tax-Free Investments Trust); and
                                                  President and Principal Executive
                                                  Officer, The AIM Family of
                                                  Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust Only)
                                                  Formerly: Vice President, The AIM Family
                                                  of Funds--Registered Trademark-- (AIM
                                                  Treasurer's Series Trust, Short-Term
                                                  Investments Trust and Tax-Free
                                                  Investments Trust only)
------------------------------------------------------------------------------------------------------------------------------

  Lance A. Rejsek -- 1967          2005           Anti-Money Laundering Compliance          N/A
  Anti-Money Laundering                           Officer, A I M Advisors, Inc., A I M
  Compliance Officer                              Capital Management, Inc., A I M
                                                  Distributors, Inc., AIM Investment
                                                  Services, Inc., AIM Private Asset
                                                  Management, Inc., Fund Management
                                                  Company and The AIM Family of
                                                  Funds--Registered Trademark--
                                                  Formerly: Manager of the Fraud
                                                  Prevention Department, AIM Investment
                                                  Services, Inc.
------------------------------------------------------------------------------------------------------------------------------

  Todd L. Spillane -- 1958         2006           Senior Vice President, A I M Management   N/A
  Chief Compliance Officer                        Group Inc.; Senior Vice President and
                                                  Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Chief Compliance Officer
                                                  of The AIM Family of Funds--Registered
                                                  Trademark--; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc.; and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Global Head of Product
                                                  Development, AIG-Global Investment
                                                  Group, Inc.; Chief Compliance Officer
                                                  and Deputy General Counsel,
                                                  AIG-SunAmerica Asset Management; and
                                                  Chief Compliance Officer, Chief
                                                  Operating Officer and Deputy General
                                                  Counsel, American General Investment
                                                  Management
------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street, 51st      & Frankel LLP            P.O. Box 4739            225 Franklin Street
Floor                         1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
Philadelphia, PA 19103-7599   Americas
                              New York, NY 10036-2714

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If used after January 20, 2007, this report must be accompanied by a Fund
Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end.

Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $450 billion in assets under management as of October 31, 2006.

CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

This AIM service is provided by AIM Investment Services, Inc.

AIMINVESTMENTS.COM   OPP3-AR-1   A I M Distributors, Inc.

[YOUR GOALS. OUR SOLUTIONS.]
 -- REGISTERED TRADEMARK --

Mutual   Retirement   Annuities   College   Separately   Offshore   Cash
Funds    Products                 Savings   Managed      Products   Management
                                  Plans     Accounts

  [AIM INVESTMENTS LOGO]
-- REGISTERED TRADEMARK --

ITEM 2.  CODE OF ETHICS.

         As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). The Code was amended in September, 2006, to (i) remove individuals listed in Exhibit A and any references to Exhibit A thus allowing for future flexibility and (ii) remove ambiguities found in the second paragraph of Section III. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                  Percentage of Fees
                                                  Billed Applicable                            Percentage of Fees
                                                     to Non-Audit                             Billed Applicable to
                                                  Services Provided                            Non-Audit Services
                             Fees Billed for     for fiscal year end                           Provided for fiscal
                            Services Rendered      2006 Pursuant to       Fees Billed for         year end 2005
                            to the Registrant         Waiver of        Services Rendered to    Pursuant to Waiver
                               for fiscal            Pre-Approval       the Registrant for       of Pre-Approval
                              year end 2006         Requirement(1)     fiscal year end 2005      Requirement(1)
                              -------------         --------------     --------------------      --------------
Audit Fees                      $121,529                  N/A                 $118,007                  N/A
Audit-Related Fees              $      0                   0%                 $      0                   0%
Tax Fees(2)                     $ 20,745                   0%                 $ 18,000                   0%
All Other Fees                  $      0                   0%                 $      0                   0%
                                --------                                      --------
Total Fees                      $142,274                   0%                 $136,007                   0%

PWC billed the Registrant aggregate non-audit fees of $20,745 for the fiscal year ended 2006, and $18,000 for the fiscal year ended 2005, for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Tax Fees for the fiscal year end October 31, 2006 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2005 includes fees billed for reviewing tax returns.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO AIM AND AIM AFFILIATES

         PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates as follows:

                             Fees Billed for                               Fees Billed for
                           Non-Audit Services     Percentage of Fees     Non-Audit Services      Percentage of Fees
                           Rendered to AIM and   Billed Applicable to    Rendered to AIM and    Billed Applicable to
                           AIM Affiliates for     Non-Audit Services     AIM Affiliates for      Non-Audit Services
                          fiscal year end 2006    Provided for fiscal   fiscal year end 2005    Provided for fiscal
                           That Were Required        year end 2006       That Were Required        year end 2005
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                           by the Registrant's      of Pre-Approval      by the Registrant's        Pre-Approval
                             Audit Committee        Requirement(1)         Audit Committee         Requirement(1)
                             ---------------        --------------         ---------------         --------------

Audit-Related Fees                 $0                     0%                     $0                      0%
Tax Fees                           $0                     0%                     $0                      0%
All Other Fees                     $0                     0%                     $0                      0%
                                   --                                            --
Total Fees(2)                      $0                     0%                     $0                      0%

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2006, and $0 for the fiscal year ended 2005, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.



                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006


STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the

Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

             a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

             b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.  Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     o Bookkeeping or other services related to the accounting records or financial statements of the audit client

     o   Financial information systems design and implementation

     o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     o   Actuarial services

     o   Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     o   Management functions

     o   Human resources

     o   Broker-dealer, investment adviser, or investment banking services

     o   Legal services

     o   Expert services unrelated to the audit

     o   Any service or product provided for a contingent fee or a commission

     o Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     o Tax services for persons in financial reporting oversight roles at the Fund

     o Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

         Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

         Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 14, 2006, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 14, 2006, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Special Opportunities Funds

By:      /s/ PHILIP A. TAYLOR
         --------------------------------------
         Philip A. Taylor
         Principal Executive Officer

Date:    January 5, 2007


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ PHILIP A. TAYLOR
         --------------------------------------
         Philip A. Taylor
         Principal Executive Officer

Date:    January 5, 2007


By:      /s/ SIDNEY M. DILGREN
         --------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    January 5, 2007

                                  EXHIBIT INDEX

12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.